UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03715

ELFUN INCOME FUND

(Exact name of registrant as specified in charter)

One Lincoln Street

Boston, Massachusetts 02111

(Address of principal executive offices) (Zip code)

Copy to:

Joshua A. Weinberg, Esq. Managing Director and Managing Counsel SSGA Funds Management, Inc. One Lincoln Street Boston, Massachusetts 02111	Timothy W. Diggins, Esq. Ropes & Gray 800 Boylston Street Boston, Massachusetts 02110-2624
(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (617) 664-7037

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

Item 1. Reports to Stockholders

Annual Report

December 31, 2016

Elfun Funds

Elfun International Equity Fund

Elfun Trusts

Elfun Diversified Fund

Elfun Tax-Exempt Income Fund

Elfun Income Fund

Elfun Government Money Market Fund

Elfun Funds

Annual Report

December 31, 2016

This report has been prepared for shareholders and may be distributed to others only if accompanied with a current prospectus and/or summary prospectus.

Elfun Funds

Notes to Performance — December 31, 2016 (Unaudited)

Information on the following performance pages relates to the Elfun Funds.

Total returns take into account changes in share price and assume reinvestment of all dividends and capital gains distributions, if any. Total returns shown are net of Fund expenses.

The performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call toll-free (800) 242-0134 or visit the Funds’ website at http://www.ssgafunds.com/geam for the most recent month-end performance data.

A portion of the Elfun Tax-Exempt Income Fund’s income may be subject to state, federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. An investment in a Fund is subject to risk, including possible loss of principal invested.

The S&P 500® Index, Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE® Index), MSCI® ACWI ex-U.S. Index, Bloomberg Barclays U.S. Aggregate Bond Index, the Bloomberg Barclays U.S. Municipal Bond Index, and the 90 Day U.S. T-Bill are unmanaged indices and do not reflect the actual cost of investing in the instruments that comprise each index. The results shown for the foregoing indices assume the reinvestment of net dividends or interest and do not reflect the fees, expenses or taxes.

The S&P 500® Index is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap U.S. stock market performance.

The MSCI® EAFE® Index is a market capitalization-weighted index of equity securities of companies domiciled in various countries. The index is designed to represent the performance of developed stock markets outside the U.S. and Canada and excludes certain market segments unavailable to U.S. based investors.

The MSCI ACWI ex-U.S. Index is a market-capitalization weighted index designed to provide a broad measure of stock performance throughout the world, with the exception of U.S. based companies. The MSCI® ACWI ex-U.S. Index includes both developed and emerging markets.

The Bloomberg Barclays U.S. Aggregate Bond Index is a market value-weighted index of taxable investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. This index is designed to represent the performance of the U.S. investment-grade first-rate bond market.

The Bloomberg Barclays U.S. Municipal Bond Index is an unmanaged index comprised of investment-grade, fixed rate securities with maturities of at least eight years and less than twelve years.

The 90 Day U.S. T-Bill is an unmanaged measure/index of the performance of the most recently auctioned 90 Day U.S. Treasury bills (i.e. having a total maturity of 90 days) currently available in the marketplace.

The peer universe of underlying funds used for the peer group average annual total return calculation is based on the blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund.

©2017 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee of future results.

The views, expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice.

State Street Global Markets, LLC, member of FINRA & SIPC is the principal underwriter and distributor of the Elfun Funds and a wholly owned subsidiary of State Street Corporation. References to State Street may include State Street Corporation and its affiliates. The Funds pay State Street Bank and Trust Company for its services as custodian and Fund Accounting agent, and pay SSGA Funds Management, Inc. for investment advisory and administrative services.

Notes to Performance	1

Elfun International Equity Fund

Portfolio Management Discussion and Analysis — December 31, 2016 (Unaudited)

Q.	How did the Elfun International Equity Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended December 31, 2016?

A.	For the twelve-month period ended December 31, 2016, the Elfun International Equity Fund returned -0.86%. The MSCI® EAFE Index, the Fund’s benchmark, returned 1.00% and the Fund’s Morningstar peer group of 742 Foreign Large Blend Funds returned an average of 0.67% over the same period.

Q.	What factors affected the Fund’s performance?

A.	2016 began with equity markets falling as investors fretted over weakness in the global economy, volatility in China, currency wars, and the continuing fall in oil prices. Given the negativity of investor sentiment, it was remarkable how quickly markets rebounded from February lows, helped by a turnaround in oil and dovish rhetoric from the central banks. But the reality was that the market’s drop was always somewhat disconnected from fundamentals. For example, data out of China had been relatively stable, PMI’s and leading economic indicators were improving, and earnings growth expectations and valuations were reasonable. It was therefore not too surprising that markets mostly rose through the rest of 2016, briefly interrupted in late June when the United Kingdom voted to leave the European Union and early November on initial fears about the impact of Donald Trump’s presidential victory. 2016’s reasonable market return, however, was undermined somewhat for U.S. dollar based investors by foreign currency weakness, especially in the fourth quarter as the dollar’s strength accelerated.

For the year, the MSCI EAFE Index generated a 1% total return in U.S. dollars. Earnings growth during the period was not strong causing the market P/E to rise from an already elevated 21.3 at the beginning of the year to 22.9 at the end. At this valuation, the question for investors is whether the market is being overly optimistic or is it correctly pricing in healthier future earnings growth. There are some signs of earnings improvement, with, for example, Europe recently seeing the first upgrades in over a year, but this trend will need to be sustained to justify current valuations.

Underlying the market’s headline number was significant variance. Energy and materials, after early weakness, led throughout rest of the year, both finishing up more than 20%. For other cyclical sectors such as financials, it took longer, but starting mid-year they began to outperform, in a pronounced shift toward value stocks. Lagging this year were the defensive sectors: healthcare, utilities, telecom, and consumer staples.

Regionally, within the MSCI EAFE regions, the Pacific Basin excluding Japan was the strongest, up 7.9%. This was followed by Japan, which has now outperformed the MSCI® EAFE Index for four years in a row. Europe and the United Kingdom lagged. But outside of the index regions, markets were stronger, with Canada, the U.S., and emerging markets all turning in double-digit returns.

Q.	What were the primary drivers of Fund performance?

A.	The Fund’s underperformance in 2016 relative to the index came largely from two distinct periods — one at the start of the year and one at the end. In the risk-off environment of the first six weeks of 2016, the Fund, which had a pro-cyclical bias, fell even more than the market. As the market recovered, the Fund mostly outperformed the MSCI® EAFE Index over the next 9 months. This lasted until post-U.S. elections when the Fund again underperformed as the market rotated strongly into value on the potential for higher rates.

For the full year, the energy sector, despite accounting for only about 5% of holdings, was the biggest positive contributor to Fund performance this year. As the price of oil recovered, the Fund’s oil and gas holdings and one oil-services company surged, resulting in a nearly 30% average return for the year. The Fund’s technology names, which make up a much bigger percent of holdings, also did well, up over 7% and significantly outpacing the technology sector of the index. Geographically, the Fund’s significant exposure to Continental Europe, which rose modestly, added to performance and its emerging markets holdings, up nearly 9%, also helped.

On the negative side, despite doing much better in the latter half of the year as the interest rate outlook improved, banks could not overcome first half weakness and were a drag on the Fund’s performance. Also detracting from performance was the Fund’s exposure to pharmaceutical companies, which were distinctly out of favor this year, although the Fund did avoid many of the worst performers in the index. The Fund’s relatively small exposure to metals & mining stocks hurt performance relative to the broader MSCI® EAFE Index, as this sector jumped more than 50% this year.

2	Elfun International Equity Fund

Elfun International Equity Fund

Portfolio Management Discussion and Analysis, continued — December 31, 2016 (Unaudited)

Derivatives did not have any material impact on Fund performance.

Q.	Were there any significant changes to the Fund during the period?

A.	There were no changes during the period in the portfolio management team or their approach to investing. Turnover remained relatively low in keeping with our long-term investment horizon, but did result in some changes in positioning. Regionally, the Fund’s weight in companies based in emerging market countries increased as a result of both outperformance and trading. The Fund’s overweight (relative to the MSCI® EAFE Index) in Japan decreased somewhat but remained positive. The Fund’s underweight in the Pacific region outside of Japan became larger over the past year.

Among sectors, Information Technology was consistently the largest overweight in 2016 although the size of that overweight fell slightly. The financials sector went from a small overweight to a moderate underweight, due in large part to reductions in Japanese banks. The consumer staples sector has been a consistent underweight, but that underweight was reduced somewhat over the last year.

Elfun International Equity Fund	3

Elfun International Equity Fund

Understanding Your Fund’s Expenses — December 31, 2016 (Unaudited)

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in units of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2016.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Actual Fund Return	Hypothetical 5% Return (2.5% for the period)
Account value at the beginning of the period July 1, 2016	$1,000.00	$1,000.00
Account value at the end of the period December 31, 2016	$1,044.40	$1,023.53
Expenses paid during the period*	$1.64	$1.63

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.32%** (for the period July 1, 2016-December 31, 2016), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
**	May differ from expense ratio disclosed in the financial highlights, which is calculated based on the entire fiscal year’s data. The ratio above includes the refunded custody expense. Without the refunded custody expense the ratio used in the calculations above would have been 0.39%.

4	Elfun International Equity Fund

Elfun International Equity Fund

Performance Summary — December 31, 2016 (Unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital and future income by investing principally in foreign securities consistent with prudent investment management and the preservation of capital. The Fund seeks to achieve its investment objectives by investing at least 80% of its net assets under normal circumstances in equity securities, such as common and preferred stocks and invests primarily (meaning at least 65%) in companies in both developed and emerging market countries outside the United States.

Morningstar Performance Comparison

Based on average annual returns for periods ended December 31, 2016

	1 Year	5 Year	10 Year
Number of funds in peer group	742	624	474
Peer group average annual total return	0.67%	5.79%	0.38%
Morningstar Category in peer group: U.S. Foreign Large Blend

Top Ten Largest Holdings

as of December 31, 2016 (as a % of Fair Value) (a)(b)

BNP Paribas S.A.	3.04%
ASML Holding N.V.	2.32%
Roche Holding AG	2.26%
Shire PLC	2.09%
Keyence Corp.	2.01%
Kao Corp.	1.99%
FANUC Corp.	1.94%
Statoil ASA	1.82%
Vodafone Group PLC	1.79%
AIA Group Ltd.	1.75%

Sector Allocation as of December 31, 2016

Portfolio composition as a % of Fair Value of $207,484 (in thousands) as of December 31, 2016 (a)(b)

Average Annual Total Return for the periods ended December 31, 2016

(Inception date: 01/01/88)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
Elfun International Equity Fund	-0.86%	6.14%	0.55%	$10,561
MSCI EAFE Index	1.00%	6.53%	0.75%	$10,775

Elfun International Equity Fund	5

Elfun International Equity Fund

Performance Summary, continued — December 31, 2016 (Unaudited)

(a)	Fair Value basis is inclusive of short-term investment in State Street Institutional U.S. Government Money Market Fund Class G Shares.

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6	Elfun International Equity Fund

Elfun International Equity Fund

Schedule of Investments — December 31, 2016

	Number of Shares	Fair Value $

Common Stock - 96.4%†
Australia - 1.4%
Insurance Australia Group Ltd.	661,199	2,867,857

Belgium - 1.7%
Anheuser-Busch InBev S.A.	33,137	3,514,348

Canada - 3.4%
Brookfield Asset Management Inc., Class A	29,978	990,288
Cenovus Energy Inc.	204,485	3,095,370
Seven Generations Energy Ltd., Class A (a)	130,378	3,043,984

		7,129,642

France - 12.3%
Airbus Group SE	35,303	2,339,900
AXA S.A.	125,497	3,174,845
BNP Paribas S.A.	98,850	6,313,066
Sanofi	40,794	3,308,812
Schneider Electric SE	45,635	3,182,107
Technip S.A.	23,475	1,678,993
Vivendi S.A.	190,036	3,618,953
Zodiac Aerospace	88,842	2,044,199

		25,660,875

Germany - 9.6%
Bayer AG	29,312	3,064,786
Continental AG	14,370	2,784,296
Fresenius SE & Company KGaA	35,975	2,817,768
HeidelbergCement AG	34,647	3,238,888
KION Group AG	30,440	1,697,154
Linde AG	8,746	1,439,998
SAP SE	37,183	3,247,706
Zalando SE (a)	41,114	1,573,716

		19,864,312

Hong Kong - 1.8%
AIA Group Ltd.	645,167	3,640,592

India - 2.7%
ICICI Bank Ltd.	820,607	3,083,775
Power Grid Corporation of India Ltd.	961,182	2,598,746

		5,682,521

Ireland - 1.1%
Kerry Group PLC, Class A	30,953	2,216,777

Italy - 1.3%
Intesa Sanpaolo S.p.A.	1,063,529	2,721,383

	Number of Shares	Fair Value $

Japan - 25.1%
Astellas Pharma Inc.	134,200	1,867,996
East Japan Railway Co.	16,800	1,454,795
FANUC Corp.	23,700	4,026,369
Fuji Heavy Industries Ltd.	71,600	2,929,440
Kao Corp.	86,700	4,118,872
Keyence Corp.	6,051	4,160,760
Komatsu Ltd.	152,700	3,466,140
Mitsubishi Estate Company Ltd.	159,459	3,182,071
Mitsubishi UFJ Financial Group Inc.	403,400	2,490,922
Mitsui Fudosan Company Ltd.	153,518	3,560,391
Murata Manufacturing Company Ltd.	17,697	2,374,571
Nidec Corp.	41,800	3,614,292
Secom Company Ltd.	44,800	3,283,323
Sekisui House Ltd.	187,900	3,134,217
Shimano Inc.	17,900	2,814,644
SoftBank Group Corp.	54,201	3,608,443
Tokio Marine Holdings Inc.	19,600	805,947
Toyota Motor Corp.	23,982	1,414,225

		52,307,418

Mexico - 0.5%
Grupo Financiero Banorte SAB de C.V., Class O	190,511	944,163

Netherlands - 5.2%
ASML Holding N.V.	42,839	4,818,920
ING Groep N.V.	212,343	2,994,462
NXP Semiconductors N.V. (a)	30,856	3,024,197

		10,837,579

Norway - 1.8%
Statoil ASA	205,451	3,780,736

South Africa - 1.5%
Naspers Ltd., Class N	21,218	3,125,043

South Korea - 1.3%
KEPCO Plant Service & Engineering Company Ltd.	10,024	449,827
Samsung Electronics Company Ltd.	1,556	2,321,503

		2,771,330

Spain - 2.1%
Banco Bilbao Vizcaya Argentaria S.A.	498,724	3,373,951
Iberdrola S.A.	152,023	999,598

		4,373,549

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun International Equity Fund	7

Elfun International Equity Fund

Schedule of Investments, continued — December 31, 2016

	Number of Shares	Fair Value $

Sweden - 4.5%
Assa Abloy AB, Class B	155,474	2,893,980
Hexagon AB, Class B	65,469	2,345,746
Svenska Cellulosa AB SCA, Class B	47,308	1,339,888
Telefonaktiebolaget LM Ericsson, Class B	471,744	2,778,141

		9,357,755

Switzerland - 6.5%
Geberit AG	5,802	2,330,276
Givaudan S.A.	1,529	2,807,216
Nestle S.A.	50,259	3,612,358
Roche Holding AG	20,442	4,678,319

		13,428,169

Taiwan - 1.6%
Taiwan Semiconductor Manufacturing Company Ltd.	599,900	3,378,381

United Kingdom - 11.0%
Barclays PLC	841,350	2,323,017
BHP Billiton PLC	194,570	3,141,091

	Number of Shares	Fair Value $

Johnson Matthey PLC	42,670	1,677,715
Prudential PLC	108,338	2,178,698
Shire PLC	75,046	4,343,499
Smith & Nephew PLC	203,684	3,073,038
Vodafone Group PLC	1,506,191	3,719,457
WPP PLC	108,869	2,442,954

		22,899,469

Total Common Stock (Cost $194,083,182)		200,501,899

Short-Term Investments - 3.3%
State Street Institutional U.S. Government Money Market Fund - Class G Shares 0.46% (Cost $6,981,686) (d)(h)(p)	6,981,686	6,981,686

Total Investments (Cost $201,064,868)		207,483,585

Other Assets and Liabilities, net - 0.3%		560,743

NET ASSETS - 100.0%		208,044,328

Other Information:

The Fund had the following long futures contracts open at December 31, 2016:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Depreciation

MSCI EAFE Mini Index Futures	March 2017	64	$5,361,920	$(14,870)

The Fund was invested in the following sectors at December 31, 2016 (unaudited):

Sector	Percentage (based on Fair Value)

Diversified Banks	11.69%
Pharmaceuticals	6.23%
Wireless Telecommunication Services	3.53%
Integrated Oil & Gas	3.31%
Electrical Components & Equipment	3.28%
Diversified Real Estate Activities	3.25%
Electronic Equipment & Instruments	3.14%
Semiconductors	3.09%
Packaged Foods & Meats	2.81%
Life & Health Insurance	2.80%
Building Products	2.52%
Construction Machinery & Heavy Trucks	2.49%
Semiconductor Equipment	2.32%
Specialty Chemicals	2.16%

Sector, continued	Percentage (based on Fair Value)

Aerospace & Defense	2.11%
Automobile Manufacturers	2.09%
Biotechnology	2.09%
Personal Products	1.99%
Industrial Machinery	1.94%
Property & Casualty Insurance	1.77%
Movies & Entertainment	1.74%
Electric Utilities	1.73%
Brewers	1.69%
Security & Alarm Services	1.58%
Application Software	1.57%
Construction Materials	1.56%
Multi-Line Insurance	1.53%
Diversified Metals & Mining	1.51%

See Notes to Schedules of Investments and Notes to Financial Statements.

8	Elfun International Equity Fund

Elfun International Equity Fund

Schedule of Investments, continued — December 31, 2016

Sector, continued	Percentage (based on Fair Value)

Home Building	1.51%
Cable & Satellite	1.51%
Healthcare Equipment	1.48%
Oil & Gas Exploration & Production	1.47%
Healthcare Services	1.36%
Leisure Products	1.36%
Auto Parts & Equipment	1.34%
Communications Equipment	1.34%
Advertising	1.18%
Electronic Components	1.14%
Technology Hardware, Storage & Peripherals	1.12%
Oil & Gas Equipment & Services	0.81%
Internet & Direct Marketing Retail	0.76%

Sector, continued	Percentage (based on Fair Value)

Railroads	0.70%
Industrial Gases	0.69%
Household Products	0.65%
Asset Management & Custody Banks	0.48%
Diversified Support Services	0.22%

96.64%

Short-Term Investments
Short-Term Investments	3.36%

3.36%

100.00%

Affiliate Table

	Number of Shares Held at 12/31/15	Value at 12/31/15	Shares Purchased	Shares Sold	Number of Shares Held at 12/31/16	Value at 12/31/16	Dividend/ Interest Income	Realized Gain (Loss)
State Street Institutional U.S. Government Money Market Fund	9,904,613	$9,904,614	43,649,050	46,571,977	6,981,686	$6,981,686	$14,486	$—

						$6,981,686	$14,486	$—

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun International Equity Fund	9

Elfun Trusts

Portfolio Management Discussion and Analysis — December 31, 2016 (Unaudited)

Q.	How did the Elfun Trusts Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended December 31, 2016?

A.	For the twelve-month period ended December 31, 2016, the Elfun Trusts Fund returned 6.08%. The S&P 500® Index (the “S&P 500 Index”), the Fund’s benchmark, returned 11.96% and the Fund’s Morningstar peer group of 1,469 U.S. Large Cap Growth Funds returned an average of 3.19% over the same period.

Q.	What market factors affected the Fund’s performance?

A.	Underlying the 12% return for the S&P 500® Index last year was a wide range of performance at the sector level. The energy sector led the way with a 27% return and the healthcare sector lagged with a decline of 3%. Healthcare was the only sector with a negative return. Post the U.S. presidential election, the financial, industrial and energy sectors rebounded sharply higher. With expectations that the new administration will be more business friendly (lower taxes, stimulus, less regulatory burden, etc.) stocks moved higher across the board. The industrial, energy, and financial sectors were particularly strong post the election.

Q.	What were the primary drivers of Fund performance?

A.	The Elfun Trusts was not positioned well for the underlying trends in sector performance last year. Healthcare has long been an overweighted sector in the portfolio. It comprises about 21% of the portfolio compared to a weight of 15% in the S&P 500. Pharma and biotech sold off due to fears of a more onerous regulatory environment. We believe these fears are overblown and overly discounted in share prices. We own several pharma, biotech, and medical device companies that we believe will grow at above-average rates due to their pipelines of new products.

The portfolio was underweighted in the energy sector, with an energy weight of 5.5% compared with a 7% weight for the S&P 500® Index. Similarly, we are underweighted in industrials with a 4% weight compared to a 9% weight in the S&P 500® Index. With the strong performance of energy and industrials in 2016, these underweights were detractors to relative performance. We entered 2016 with the belief that the economic cycle was long in the tooth and growth would be slow. We underweighted the cyclical sectors and overweighted the growth sectors of healthcare and technology. Frankly, we were surprised by the U.S. presidential election results and were positioned for the status quo.

Q.	Were there any significant changes to the Fund during the period?

A.	Changes in the portfolio were modest last year. Turnover was 15%, in line with our long term average of 10-20%. We continue to be long term investors. The number of holding declined modestly, from 53 to 45 holdings. Sector exposure is largely the same with the two most overweighted sectors being technology and healthcare. We share the market’s new found enthusiasm for renewed growth post the election results. The portfolio remains underweighted in utilities, telecom, and consumer staples due to the slow growth and dividend yield focus of these sectors. These three sectors lagged the market post the election, and we feel they may continue to lag as interest rates trend higher. We remained focused on high quality, above-average growers trading at valuations we deem attractive.

10	Elfun Trusts

Elfun Trusts

Understanding Your Fund’s Expenses — December 31, 2016 (Unaudited)

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in units of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2016.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Actual Fund Return	Hypothetical 5% Return (2.5% for the period)
Account value at the beginning of the period July 1, 2016	$1,000.00	$1,000.00
Account value at the end of the period December 31, 2016	$1,069.60	$1,024.18
Expenses paid during the period*	$0.99	$0.97

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.19%** (for the period July 1, 2016-December 31, 2016), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

**	May differ from expense ratio disclosed in the financial highlights, which is calculated based on the entire fiscal year’s data.

Elfun Trusts	11

Elfun Trusts

Performance Summary — December 31, 2016 (Unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital and future income rather than current income. The Fund seeks to achieve its investment objectives by investing in equity securities of U.S. companies, such as common and preferred stocks.

Morningstar Performance Comparison

Based on average annual returns for periods ended December 31, 2016

	1 Year	5 Year	10 Year
Number of funds in peer group	1,469	1,352	1,159
Peer group average annual total return	3.19%	12.66%	6.32%
Morningstar Category in peer group: U.S. Large Growth

Top Ten Largest Holdings

as of December 31, 2016 (as a % of Fair Value) (a)(b)

CME Group Inc.	4.61%
Visa Inc., Class A	4.59%
JPMorgan Chase & Co.	4.45%
PepsiCo Inc.	4.32%
Amazon.com Inc.	4.19%
Allergan PLC	4.06%
The Charles Schwab Corp.	3.90%
Schlumberger Ltd.	3.79%
Charter Communications Inc., Class A	3.59%
Apple Inc.	3.58%

Sector Allocation as of December 31, 2016

Portfolio composition as a % of Fair Value of $2,327,018 (in thousands) as of December 31, 2016 (a)(b)

Average Annual Total Return for the periods ended December 31, 2016

(Inception date: 05/27/35)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
Elfun Trusts	6.08%	14.84%	7.72%	$21,032
S&P 500® Index	11.96%	14.66%	6.95%	$19,572

12	Elfun Trusts

Elfun Trusts

Performance Summary, continued — December 31, 2016 (Unaudited)

(a)	Fair Value basis is inclusive of short-term investment in State Street Institutional U.S. Government Money Market Fund Class G Shares.

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Elfun Trusts	13

Elfun Trusts

Schedule of Investments — December 31, 2016

	Number of Shares	Fair Value $

Common Stock - 97.5%†
Air Freight & Logistics - 0.4%
United Parcel Service Inc., Class B	80,000	9,171,200

Application Software - 3.7%
Intuit Inc.	535,000	61,316,350
salesforce.com Inc. (a)	370,000	25,330,200

		86,646,550

Biotechnology - 7.1%
Alexion Pharmaceuticals Inc. (a)	220,000	26,917,000
Amgen Inc.	460,000	67,256,600
Gilead Sciences Inc.	730,000	52,275,300
Vertex Pharmaceuticals Inc. (a)	270,000	19,890,900

		166,339,800

Cable & Satellite - 9.7%
Charter Communications Inc., Class A (a)	290,000	83,496,800
Comcast Corp., Class A	680,000	46,954,000
Liberty Global PLC, Class C (a)	2,400,000	71,280,000
Sirius XM Holdings Inc.	5,700,000	25,365,000

		227,095,800

Data Processing & Outsourced Services - 7.7%
Automatic Data Processing Inc.	170,000	17,472,600
Paychex Inc.	90,000	5,479,200
PayPal Holdings Inc. (a)	1,200,000	47,364,000
Square Inc., Class A (a)	200,000	2,726,000
Visa Inc., Class A	1,370,000	106,887,400

		179,929,200

Diversified Banks - 4.5%
JPMorgan Chase & Co.	1,200,000	103,548,000

Financial Exchanges & Data - 7.0%
CME Group Inc.	930,000	107,275,500
S&P Global Inc.	520,000	55,920,800

		163,196,300

Healthcare Equipment - 3.7%
Abbott Laboratories	420,000	16,132,200
Medtronic PLC	970,000	69,093,100

		85,225,300

Healthcare Supplies - 1.4%
The Cooper Companies Inc.	190,000	33,236,700

Home Improvement Retail - 2.8%
Lowe’s Companies Inc.	930,000	66,141,600

	Number of Shares	Fair Value $
Industrial Conglomerates - 0.8%
Honeywell International Inc.	160,000	18,536,000

Industrial Machinery - 0.9%
Dover Corp.	275,000	20,605,750

Integrated Oil & Gas - 2.3%
Chevron Corp.	460,000	54,142,000

Internet & Direct Marketing Retail - 4.2%
Amazon.com Inc. (a)	130,000	97,483,100

Internet Software & Services - 6.5%
Alibaba Group Holding Ltd. ADR (a)	170,000	14,927,700
Alphabet Inc., Class A (a)	38,000	30,113,100
Alphabet Inc., Class C (a)	83,000	64,061,060
Facebook Inc., Class A (a)	360,000	41,418,000

		150,519,860

Investment Banking & Brokerage - 3.9%
The Charles Schwab Corp.	2,300,000	90,781,000

Movies & Entertainment - 1.5%
The Walt Disney Co.	340,000	35,434,800

Oil & Gas Equipment & Services - 3.8%
Schlumberger Ltd.	1,050,000	88,147,500

Pharmaceuticals - 7.4%
Allergan PLC (a)	450,000	94,504,500
Johnson & Johnson	460,000	52,996,600
Merck & Company Inc.	275,000	16,189,250
Pfizer Inc.	300,000	9,744,000

		173,434,350

Reinsurance - 0.5%
Alleghany Corp. (a)	20,000	12,162,400

Semiconductors - 3.1%
QUALCOMM Inc.	1,100,000	71,720,000

Soft Drinks - 4.3%
PepsiCo Inc.	960,000	100,444,800

Specialized REITs - 3.1%
American Tower Corp.	680,000	71,862,400

Systems Software - 2.0%
Microsoft Corp.	750,000	46,605,000

Technology Hardware, Storage & Peripherals - 3.6%
Apple Inc.	720,000	83,390,400

See Notes to Schedules of Investments and Notes to Financial Statements.

14	Elfun Trusts

Elfun Trusts

Schedule of Investments, continued — December 31, 2016

	Number of Shares	Fair Value $

Trading Companies & Distributors - 1.6%
United Rentals Inc. (a)	360,000	38,008,800

Total Common Stock (Cost $1,390,021,446)		2,273,808,610

Short-Term Investments - 2.3%
State Street Institutional U.S. Government Money Market Fund - Class G Shares 0.46% (Cost $53,209,078) (h)(d)(p)	53,209,078	53,209,078

Total Investments (Cost $1,443,230,524)		2,327,017,688

Other Assets and Liabilities, net - 0.2%		4,948,073

Net Assets - 100.0%		2,331,965,761

Affiliate Table

	Number of Shares Held at 12/31/15	Value At 12/31/15	Shares Purchased	Shares Sold	Number of Shares Held at 12/31/16	Value at 12/31/16	Dividend/ Interest Income	Realized Gain (Loss)
State Street Corp.	1,200,000	$79,632,000	—	1,200,000	—	$—	$357,000	$14,843,346
State Street Institutional U.S. Government Money Market Fund	50,527,506	50,527,506	185,682,546	183,000,974	53,209,078	53,209,078	222,766	—

						$53,209,078	$579,766	$14,843,346

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Trusts	15

Elfun Diversified Fund

Portfolio Management Discussion and Analysis — December 31, 2016 (Unaudited)

Q.	How did the Elfun Diversified Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended December 31, 2016?

A.	For the twelve-month period ended December 31, 2016, the Elfun Diversified Fund returned 5.48%. The Fund’s broad based benchmarks, the S&P 500® Index (the “S&P 500 Index”), the MSCI All Country World ex-U.S. Index, and the Bloomberg Barclays U.S. Aggregate Bond Index, returned 11.96%, 4.50% and 2.65%, respectively. The Fund’s Morningstar peer group of 823 U.S. Moderate Allocation funds returned an average of 7.37% over the same period.

Q.	What market factors affected the Fund’s performance?

A.	2016 presented a range of challenges and opportunities for investors. After starting the year with considerable weakness in January and February, risk asset markets rebounded sharply. The growth fears that dominated those early weeks gave way to expectations for a more stable, though still subdued macro backdrop. For bond markets this led to continued declines in government bond yields, while equity markets were generally well supported by growth as well as accommodative central bank expectations.

As the year progressed, two main events dominated returns and the macro backdrop — the United Kingdom’s June 2016 referendum vote to withdraw from the European Union (the “Brexit vote”) and the U.S. Presidential election. In the end, both produced short-term spikes in market volatility. Following the Brexit vote, equity markets were weak for a short time before recovering. However, the weakness in British Pound and, to a lesser extent, the euro was longer lasting given the political and economic uncertainty that followed.

Following the U.S. presidential election, equity market weakness was confined to a few hours before giving way to a strong positive move through the end of the year driven by stronger growth expectations. Forecasts for more favorable fiscal policy courtesy of increased spending and tax cuts plus less regulation played a large role in this move, which also drove substantial outperformance of U.S. equities relative to International markets. Moreover, a sharp appreciation of the dollar through that time contributed to U.S. dollar-based outperformance. Finally, stronger growth and inflation expectations, alongside a related rise in expectations for tighter Federal Reserve policy in 2017 resulted in a sharp rise in U.S. Treasury yields in the fourth quarter. In the end, rates were not much changed for the year, but did experience a big move in the fourth quarter while U.S. equities posted a solid gain for all of 2016.

Q.	What were the primary drivers of Fund performance?

A.	For the year as a whole, the biggest positive driver of returns came from U.S. equities which rose more than 10%, with solid gains in the fourth quarter. While a smaller allocation in the overall fund, mid-cap equity markets rose more than 20% in 2016, with a gain of nearly 7% in the fourth quarter. Emerging market equities were also a strong positive contributor to overall returns. Fixed income markets produced modest gains of less than 4% in 2016. However, the fourth quarter was much to blame for the full year result, with a decline of nearly 3% in the quarter on the back of rising interest rates. Finally, international equity markets lagged the U.S. considerably for the year, leading to a slight negative return in the aggregate for the asset class.

Relative to our strategic benchmark, our underweight allocation to fixed income was a positive to performance given the weak returns in the asset class. Moreover, our overweight allocations to U.S. equities and to Emerging Markets were also positive contributors. Performance within fixed income was a positive contribution while the U.S. and international equity strategies were a drag on overall returns given their respective underperformance. Our overweight allocation to cash acted as a drag on performance, though only modestly given the corresponding underweight position in fixed income.

Within tactical overlay positions, a short U.S. equity futures position late in the year to protect against market volatility acted as a modest detractor to overall returns. Meanwhile a tactical position to U.S. high yield bonds yielded a positive contribution for the fourth quarter and for the year as a whole.

Q.	Were there any significant changes to the Fund during the period?

A.	There were no major changes to the Fund in the year. Allocation shifts within and across asset classes were consistent with historical moves. In the fourth quarter we did modestly add to our fixed income allocation in response to higher interest rates, though we remain substantially underweight.

16	Elfun Diversified Fund

Elfun Diversified Fund

Understanding Your Fund’s Expenses — December 31, 2016 (Unaudited)

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in units of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2016.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Actual Fund Return	Hypothetical 5% Return (2.5% for the period)
Account value at the beginning of the period July 1, 2016	$1,000.00	$1,000.00
Account value at the end of the period December 31, 2016	$1,036.50	$1,023.53
Expenses paid during the period*	$1.64	$1.63

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.32%** (for the period July 1, 2016-December 31, 2016), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
**	May differ from expense ratio disclosed in the financial highlights, which is calculated based on the entire fiscal year’s data. The ratio above includes the refunded custody expense. Without the refunded custody expense the ratio used in the calculations above would have been 0.44%.

Elfun Diversified Fund	17

Elfun Diversified Fund

Performance Summary — December 31, 2016 (Unaudited)

Investment Profile

A mutual fund designed for investors who seek the highest total return, composed of income and capital appreciation, as is consistent with prudent investment management and the preservation of capital. As of December 31, 2016, the Fund seeks to achieve its investment objective by investing primarily in a combination of U.S. and foreign (non-U.S.) equity and debt securities and cash. The Fund’s asset allocation process utilizes information from SSGA FM’s Asset Allocation Committee to diversify holdings across these asset classes and to adjust the asset class weightings based on market and economic conditions.

Morningstar Performance Comparison

Based on average annual returns for periods ended December 31, 2016

	1 Year	5 Year	10 Year
Number of funds in peer group	823	700	557
Peer group average annual total return	7.37%	7.66%	4.27%
Morningstar Category in peer group: U.S. Moderate Allocation

Top Ten Largest Equity Holdings

as of December 31, 2016 (as a % of Fair Value) (a)(b)

Apple Inc.	0.99%
Allergan PLC	0.99%
Wells Fargo & Co.	0.97%
Medtronic PLC	0.91%
QUALCOMM Inc.	0.83%
Citigroup Inc.	0.82%
Johnson & Johnson	0.73%
PepsiCo Inc.	0.72%
Cisco Systems Inc.	0.69%
Bank of America Corp.	0.69%

Sector Allocation

Portfolio composition as a % of Fair Value of $207,481 (in thousands) as of December 31, 2016 (a)(b)

Average Annual Total Return for the periods ended December 31, 2016

(Inception date: 01/01/88)

	One Year	Five Year	Ten Year	Ending value of a $10,000 investment
Elfun Diversified Fund	5.48%	7.56%	3.63%	$14,290
S&P 500 Index	11.96%	14.66%	6.95%	$19,572
MSCI All Country World Index ex-U.S.	4.50%	5.00%	0.96%	$11,005
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%	2.23%	4.34%	$15,300

18	Elfun Diversified Fund

Elfun Diversified Fund

Performance Summary, continued — December 31, 2016 (Unaudited)

(a)	Fair Value basis is inclusive of short-term investment in State Street Institutional U.S. Government Money Market Fund Class G Shares.

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Elfun Diversified Fund	19

Elfun Diversified Fund

Schedule of Investments — December 31, 2016

	Principal Amount ($) or Shares	Fair Value $

Domestic Equity - 33.2%†
Common Stock - 33.2%
Aerospace & Defense - 0.8%
General Dynamics Corp.	5,525	953,947
Hexcel Corp.	10,723	551,591

		1,505,538

Agricultural Products - 0.2%
Archer-Daniels-Midland Co.	6,920	315,898

Airlines - 0.5%
Delta Air Lines Inc.	21,468	1,056,011

Apparel, Accessories & Luxury Goods - 0.3%
Ralph Lauren Corp.	2,294	207,194
VF Corp.	5,697	303,935

		511,129

Application Software - 0.4%
Intuit Inc.	4,756	545,085
salesforce.com Inc. (a)	4,812	329,430

		874,515

Asset Management & Custody Banks - 0.5%
Ameriprise Financial Inc.	6,572	729,098
Invesco Ltd.	9,178	278,460

		1,007,558

Automotive Retail - 0.2%
Advance Auto Parts Inc.	2,344	396,417

Biotechnology - 1.7%
Alexion Pharmaceuticals Inc. (a)	4,028	492,826
Amgen Inc.	8,558	1,251,265
Gilead Sciences Inc.	19,390	1,388,518
Vertex Pharmaceuticals Inc. (a)	3,189	234,934

		3,367,543

Cable & Satellite - 1.8%
Charter Communications Inc., Class A (a)	4,867	1,401,307
Comcast Corp., Class A	15,447	1,066,615
Liberty Global PLC, Class C (a)	23,778	706,206
Sirius XM Holdings Inc.	89,517	398,351

		3,572,479

Communications Equipment - 0.7%
Cisco Systems Inc.	47,603	1,438,563

Consumer Finance - 0.7%
Discover Financial Services	18,882	1,361,203

	Principal Amount ($) or Shares	Fair Value $
Data Processing & Outsourced Services - 0.7%
PayPal Holdings Inc. (a)	11,469	452,681
Visa Inc., Class A	12,589	982,194

		1,434,875

Diversified Banks - 2.9%
Bank of America Corp.	64,758	1,431,152
Citigroup Inc.	28,819	1,712,713
JPMorgan Chase & Co.	7,898	681,518
Wells Fargo & Co.	36,387	2,005,288

		5,830,671

Drug Retail - 0.0%*
CVS Health Corp.	1,184	93,429

Electric Utilities - 0.3%
Exelon Corp.	4,014	142,457
NextEra Energy Inc.	3,960	473,061

		615,518

Financial Exchanges & Data - 0.9%
CME Group Inc.	8,224	948,638
S&P Global Inc.	6,994	752,135

		1,700,773

General Merchandise Stores - 0.2%
Dollar General Corp.	5,739	425,088

Gold - 0.1%
Newmont Mining Corp.	7,642	260,363

Healthcare Equipment - 0.8%
Abbott Laboratories	9,511	365,318
Boston Scientific Corp. (a)	40,591	877,983
Stryker Corp.	2,370	283,950

		1,527,251

Healthcare Supplies - 0.2%
The Cooper Companies Inc.	2,294	401,289

Home Improvement Retail - 0.4%
Lowe’s Companies Inc.	12,350	878,332

Housewares & Specialties - 0.4%
Newell Brands Inc.	18,601	830,535

Hypermarkets & Super Centers - 0.2%
Wal-Mart Stores Inc.	5,315	367,373

Independent Power Producers & Energy Traders - 0.1%
Calpine Corp. (a)	22,512	257,312

See Notes to Schedules of Investments and Notes to Financial Statements.

20	Elfun Diversified Fund

Elfun Diversified Fund

Schedule of Investments, continued — December 31, 2016

	Principal Amount ($) or Shares	Fair Value $

Industrial Conglomerates - 0.2%
Honeywell International Inc.	3,164	366,549

Industrial Gases - 0.1%
Air Products & Chemicals Inc.	1,794	258,013

Industrial Machinery - 0.6%
Ingersoll-Rand PLC	15,153	1,137,081

Integrated Oil & Gas - 1.6%
Chevron Corp.	9,974	1,173,940
Exxon Mobil Corp.	14,036	1,266,889
Occidental Petroleum Corp.	10,991	782,889

		3,223,718

Internet & Direct Marketing Retail - 0.5%
Amazon.com Inc. (a)	1,287	965,083

Internet Software & Services - 1.5%
Alphabet Inc., Class A (a)	1,264	1,001,657
Alphabet Inc., Class C (a)	1,399	1,079,776
Facebook Inc., Class A (a)	6,994	804,660

		2,886,093

Investment Banking & Brokerage - 0.8%
Morgan Stanley	15,047	635,736
The Charles Schwab Corp.	25,176	993,697

		1,629,433

Life & Health Insurance - 0.2%
Prudential Financial Inc.	3,637	378,466

Movies & Entertainment - 0.3%
The Walt Disney Co.	5,707	594,784

Multi-Line Insurance - 0.4%
American International Group Inc.	4,755	310,549
The Hartford Financial Services Group Inc.	9,590	456,964

		767,513

Multi-Utilities - 0.5%
Sempra Energy	9,697	975,906

Oil & Gas Equipment & Services - 0.4%
Schlumberger Ltd.	8,881	745,560

Oil & Gas Exploration & Production - 1.3%
Concho Resources Inc. (a)	1,193	158,192
ConocoPhillips	16,531	828,864
Hess Corp.	12,764	795,069
Noble Energy Inc.	20,712	788,299

		2,570,424

	Principal Amount ($) or Shares	Fair Value $

Packaged Foods & Meats - 0.5%
Mondelez International Inc., Class A	21,201	939,840

Paper Packaging - 0.1%
Packaging Corporation of America	1,510	128,078

Pharmaceuticals - 2.9%
Allergan PLC (a)	9,760	2,049,697
Johnson & Johnson	13,089	1,507,984
Merck & Company Inc.	22,799	1,342,177
Pfizer Inc.	28,041	910,772

		5,810,630

Research & Consulting Services - 0.3%
Nielsen Holdings PLC	15,566	652,994

Semiconductor Equipment - 0.6%
Applied Materials Inc.	39,505	1,274,826

Semiconductors - 0.9%
QUALCOMM Inc.	26,426	1,722,975

Soft Drinks - 0.7%
PepsiCo Inc.	14,214	1,487,211

Specialized REITs - 0.6%
American Tower Corp.	11,299	1,194,078

Specialty Chemicals - 0.0%*
PPG Industries Inc.	916	86,800

Systems Software - 0.9%
Microsoft Corp.	18,183	1,129,892
Oracle Corp.	14,640	562,908

		1,692,800

Technology Hardware, Storage & Peripherals - 1.8%
Apple Inc.	17,851	2,067,503
Hewlett Packard Enterprise Co.	15,945	368,967
Western Digital Corp.	17,202	1,168,876

		3,605,346

Trading Companies & Distributors - 0.5%
United Rentals Inc. (a)	9,794	1,034,051

Total Common Stock (Cost $55,166,539)		66,157,915

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	21

Elfun Diversified Fund

Schedule of Investments, continued — December 31, 2016

	Principal Amount ($) or Shares	Fair Value $

Preferred Stock - 0.0%*
Diversified Banks - 0.0%*
Wells Fargo & Co. 3.09% + 3 month USD LIBOR (i)	2,735	69,031

Total Preferred Stock (Cost $68,375)		69,031

Total Domestic Equity (Cost $55,230,365)		66,226,946

Foreign Equity - 19.9%
Common Stock - 19.9%
Advertising - 0.2%
WPP PLC	19,473	436,962

Aerospace & Defense - 0.4%
Airbus Group SE	6,314	418,495
Zodiac Aerospace	15,891	365,642

		784,137

Application Software - 0.3%
SAP SE	6,651	580,924

Asset Management & Custody Banks - 0.1%
Brookfield Asset Management Inc., Class A	5,362	177,127

Auto Parts & Equipment - 0.6%
Continental AG	2,570	497,957
Delphi Automotive PLC	10,884	733,037

		1,230,994

Automobile Manufacturers - 0.4%
Fuji Heavy Industries Ltd.	12,800	523,699
Toyota Motor Corp.	4,330	255,341

		779,040

Biotechnology - 0.4%
Shire PLC	13,423	776,894

Brewers - 0.3%
Anheuser-Busch InBev S.A.	5,927	628,589

Building Products - 0.5%
Allegion PLC	190	12,160
Assa Abloy AB, Class B	27,809	517,635
Geberit AG	1,038	416,895

		946,690

Cable & Satellite - 0.3%
Naspers Ltd., Class N	3,795	558,938

	Principal Amount ($) or Shares	Fair Value $
Communications Equipment - 0.2%
Telefonaktiebolaget LM Ericsson, Class B	84,378	496,909

Construction Machinery & Heavy Trucks - 0.5%
KION Group AG	5,445	303,581
Komatsu Ltd.	27,300	619,683

		923,264

Construction Materials - 0.3%
HeidelbergCement AG	6,197	579,311

Diversified Banks - 2.2%
Banco Bilbao Vizcaya Argentaria S.A.	89,196	603,426
Barclays PLC	150,488	415,506
BNP Paribas S.A.	17,681	1,129,199
Grupo Financiero Banorte SAB de C.V., Class O	34,096	168,978
ICICI Bank Ltd.	146,777	551,576
ING Groep N.V.	37,981	535,608
Intesa Sanpaolo S.p.A.	190,228	486,760
Mitsubishi UFJ Financial Group Inc.	72,200	445,822

		4,336,875

Diversified Metals & Mining - 0.3%
BHP Billiton PLC	34,802	561,835

Diversified Real Estate Activities - 0.6%
Mitsubishi Estate Company Ltd.	28,918	577,071
Mitsui Fudosan Company Ltd.	26,306	610,089

		1,187,160

Diversified Support Services - 0.0%*
KEPCO Plant Service & Engineering Company Ltd.	1,793	80,461

Electric Utilities - 0.3%
Iberdrola S.A.	27,192	178,796
Power Grid Corporation of India Ltd.	171,921	464,822

		643,618

Electrical Components & Equipment - 0.6%
Nidec Corp.	7,500	648,498
Schneider Electric SE	8,163	569,202

		1,217,700

Electronic Components - 0.2%
Murata Manufacturing Company Ltd.	3,200	429,374

See Notes to Schedules of Investments and Notes to Financial Statements.

22	Elfun Diversified Fund

Elfun Diversified Fund

Schedule of Investments, continued — December 31, 2016

	Principal Amount ($) or Shares	Fair Value $

Electronic Equipment & Instruments - 0.6%
Hexagon AB, Class B	11,710	419,568
Keyence Corp.	1,082	744,000

		1,163,568

Healthcare Equipment - 1.2%
Medtronic PLC	26,438	1,883,179
Smith & Nephew PLC	36,432	549,660

		2,432,839

Healthcare Services - 0.3%
Fresenius SE & Company KGaA	6,435	504,026

Home Building - 0.3%
Sekisui House Ltd.	33,600	560,456

Household Products - 0.1%
Svenska Cellulosa AB SCA, Class B	8,462	239,666

Industrial Gases - 0.1%
Linde AG	1,564	257,507

Industrial Machinery - 0.4%
FANUC Corp.	4,200	713,534

Integrated Oil & Gas - 0.6%
Cenovus Energy Inc.	36,575	553,650
Statoil ASA	36,747	676,223

		1,229,873

Internet & Direct Marketing Retail - 0.1%
Zalando SE (a)(b)	7,354	281,488

Internet Software & Services - 0.1%
Alibaba Group Holding Ltd. ADR (a)	2,238	196,519

Leisure Products - 0.3%
Shimano Inc.	3,200	503,177

Life & Health Insurance - 0.5%
AIA Group Ltd.	115,387	651,114
Prudential PLC	19,378	389,695

		1,040,809

Movies & Entertainment - 0.3%
Vivendi S.A.	33,991	647,308

Multi-Line Insurance - 0.3%
AXA S.A.	22,447	567,868

	Principal Amount ($) or Shares	Fair Value $
Oil & Gas Equipment & Services - 0.1%
Technip S.A.	4,199	300,323

Oil & Gas Exploration & Production - 0.3%
Seven Generations Energy Ltd., Class A (a)	23,320	544,461

Packaged Foods & Meats - 0.5%
Kerry Group PLC, Class A	5,536	396,475
Nestle S.A.	8,989	646,083

		1,042,558

Personal Products - 0.4%
Kao Corp.	15,500	736,361

Pharmaceuticals - 1.2%
Astellas Pharma Inc.	24,000	334,068
Bayer AG	5,243	548,194
Roche Holding AG	3,656	836,705
Sanofi	7,297	591,862

		2,310,829

Property & Casualty Insurance - 0.6%
Chubb Ltd.	3,497	462,023
Insurance Australia Group Ltd.	118,265	512,958
Tokio Marine Holdings Inc.	3,500	143,919

		1,118,900

Railroads - 0.1%
East Japan Railway Co.	3,000	259,785

Security & Alarm Services - 0.3%
Secom Company Ltd.	8,000	586,308

Semiconductor Equipment - 0.4%
ASML Holding N.V.	7,662	861,891

Semiconductors - 0.8%
NXP Semiconductors N.V. (a)	9,467	927,861
Taiwan Semiconductor Manufacturing Company Ltd.	107,484	605,304

		1,533,165

Specialty Chemicals - 0.4%
Givaudan S.A.	273	501,223
Johnson Matthey PLC	7,632	300,078

		801,301

Technology Hardware, Storage & Peripherals - 0.2%
Samsung Electronics Company Ltd.	278	414,767

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	23

Elfun Diversified Fund

Schedule of Investments, continued — December 31, 2016

	Principal Amount ($) or Shares	Fair Value $

Wireless Telecommunication Services - 0.7%
SoftBank Group Corp.	9,700	645,780
Vodafone Group PLC	269,404	665,278

		1,311,058

Total Foreign Equity (Cost $38,949,324)		39,517,147

Bonds and Notes - 32.3%
U.S. Treasuries - 7.1%
U.S. Treasury Bond 2.88% due 11/15/46 (h)	1,273,000	1,226,020
U.S. Treasury Notes
0.75% due 09/30/18 (h)	1,387,600	1,377,987
0.88% due 10/15/18 - 06/15/19 (h)	3,635,000	3,603,510
1.00% due 10/15/19 (h)	46,000	45,487
1.25% due 10/31/21 (h)	3,254,000	3,152,225
1.38% due 08/31/23 - 09/30/23 (h)	2,556,500	2,418,931
2.00% due 11/15/26 (h)	541,000	519,679
2.13% due 11/30/23 (h)	1,852,200	1,837,643

		14,181,482

Agency Mortgage Backed - 9.1%
Federal Home Loan Mortgage Corp.
4.50% due 06/01/33 - 02/01/35	2,818	3,034
5.00% due 07/01/35 - 06/01/41	196,370	218,312
5.50% due 05/01/20 - 04/01/39	50,399	57,479
6.00% due 04/01/17 - 11/01/37	126,244	145,236
6.50% due 11/01/28 - 07/01/29	6,547	7,412
7.00% due 06/01/29 - 08/01/36	21,545	23,853
7.50% due 09/01/33	1,201	1,264
8.00% due 07/01/26 - 11/01/30	2,242	2,544
8.50% due 04/01/30	7,026	8,394
Federal National Mortgage Assoc.
3.00% due 02/01/43 - 10/01/46	2,512,981	2,508,325
3.50% due 11/01/42 - 08/01/45	1,159,839	1,194,593
4.00% due 05/01/19 - 03/01/44	1,141,390	1,205,781
4.50% due 05/01/18 - 01/01/41	1,151,315	1,239,676

	Principal Amount ($) or Shares	Fair Value $
5.00% due 07/01/20 - 06/01/41	336,316	372,790
5.50% due 06/01/20 - 01/01/39	210,438	233,632
6.00% due 02/01/20 - 05/01/41	580,393	664,056
6.50% due 08/01/17 - 08/01/36	23,164	25,842
7.00% due 04/01/17 - 12/01/33	1,154	1,202
7.50% due 12/01/26 - 12/01/33	5,778	6,411
8.00% due 06/01/24 - 01/01/33	8,798	9,159
9.00% due 12/01/17 - 12/01/22	1,146	1,237
Federal National Mortgage Assoc. 1.60% + 12 month USD LIBOR
2.72% due 04/01/37 (i)	515	527
Federal National Mortgage Assoc.
2.50% due TBA (c)	713,245	714,030
3.00% due TBA (c)	574,934	588,443
3.50% due TBA (c)	3,632,017	3,720,275
Government National Mortgage Assoc.
3.50% due 05/20/43	416,358	434,498
4.00% due 01/20/41 - 04/20/43	480,315	513,652
4.50% due 08/15/33 - 03/20/41	222,148	239,531
5.00% due 08/15/33	10,436	11,471
6.00% due 07/15/33 - 04/15/34	9,894	11,637
6.50% due 04/15/28 - 07/15/36	13,610	15,545
7.00% due 04/15/28 - 10/15/36	7,071	7,808
7.50% due 07/15/23 - 04/15/28	8,405	8,583
8.00% due 05/15/30	240	249
8.50% due 10/15/17	189	190
9.00% due 11/15/17 - 12/15/21	382	422
3.00% due TBA (c)	1,359,307	1,375,347
3.50% due TBA (c)	2,038,961	2,118,073
5.00% due TBA (c)	400,000	436,800
5.50% due TBA (c)	50,000	55,700

		18,183,013

Agency Collateralized Mortgage Obligations - 0.4%
Collateralized Mortgage Obligation Trust 0.01% due 11/01/18 (d)(f)	28	27

See Notes to Schedules of Investments and Notes to Financial Statements.

24	Elfun Diversified Fund

Elfun Diversified Fund

Schedule of Investments, continued — December 31, 2016

	Principal Amount ($) or Shares	Fair Value $

Federal Home Loan Mortgage Corp. 0.08% due 09/25/43 (g)(i)	183,524	388
Federal Home Loan Mortgage Corp. REMIC
3.50% due 11/15/24 - 11/15/30 (g)	133,160	10,876
5.50% due 06/15/33 (g)	8,329	1,680
7.50% due 07/15/27 (g)	7,538	1,245
8.00% due 04/15/20	17	17
Federal Home Loan Mortgage Corp. REMIC 6.00% - 1 month USD LIBOR 5.30% due 08/15/43 (g)(i)	417,646	86,939
Federal Home Loan Mortgage Corp. REMIC 6.10% - 1 month USD LIBOR 5.40% due 06/15/41 - 08/15/46 (g)(i)	1,027,889	157,162
Federal Home Loan Mortgage Corp. REMIC 6.20% - 1 month USD LIBOR 5.50% due 10/15/42 (g)(i)	311,235	60,568
Federal Home Loan Mortgage Corp. REMIC 6.60% - 1 month USD LIBOR 5.90% due 08/15/25 (g)(i)	60,220	6,167
Federal Home Loan Mortgage Corp. STRIPS
1.47% due 08/01/27 (d)(f)	322	260
8.00% due 02/01/23 - 07/01/24 (g)	1,259	227
Federal Home Loan Mortgage Corp. STRIPS 5.95% - 1 month USD LIBOR 5.25% due 08/15/43 - 03/15/44 (g)(i)	714,988	144,187
Federal National Mortgage Assoc. REMIC
0.51% due 12/25/22 (d)(f)	381	281
1.22% due 12/25/42 (g)(i)	41,057	1,988
5.00% due 09/25/40 (g)	60,498	6,643	(g)
1.00% due 05/25/22	1	23
Federal National Mortgage Assoc. REMIC 6.00% - 1 month USD LIBOR 5.24% due 07/25/38 - 08/25/42 (g)(i)	1,163,695	234,280
Federal National Mortgage Assoc. REMIC 6.60% - 1 month USD LIBOR 5.84% due 10/25/43 (g)(i)	289,665	67,264
Federal National Mortgage Assoc. REMIC 7.50% - 1 month USD LIBOR 6.74% due 05/25/18 (g)(i)	13,683	409

	Principal Amount ($) or Shares	Fair Value $
Federal National Mortgage Assoc. STRIPS
4.50% due 08/25/35 - 01/25/36 (g)	21,853	4,080
5.00% due 03/25/38 - 05/25/38 (g)	12,290	2,362
5.50% due 12/25/33 (g)	4,063	805
6.00% due 01/25/35 (g)	10,684	2,165
7.50% due 11/25/23 (g)	11,536	1,976
8.00% due 08/25/23 - 07/25/24 (g)	2,531	511
8.50% due 03/25/17 - 01/25/18 (**)(g)	16	—
8.50% due 07/25/22 (g)	251	32
9.00% due 05/25/22 (g)	290	36
Government National Mortgage Assoc.
4.50% due 10/20/37 - 08/16/39 (g)	68,895	4,500
5.00% due 10/20/37 - 09/20/38 (g)	27,706	1,069
Government National Mortgage Assoc. 6.25% - 1 month USD LIBOR 5.51% due 02/20/40 (g)(i)	331,319	55,985
Government National Mortgage Assoc. 6.80% - 1 month USD LIBOR 6.09% due 01/16/40 (g)(i)	86,822	14,918

		869,070

Corporate Notes - 13.3%
21st Century Fox America Inc.
3.38% due 11/15/26 (b)	50,000	48,940
3.70% due 10/15/25	23,000	23,249
4.75% due 11/15/46 (b)	12,000	12,012
4.95% due 10/15/45	9,000	9,232
6.65% due 11/15/37	55,000	67,578
ABB Finance USA Inc. 1.63% due 05/08/17	76,000	76,121
Abbott Laboratories
2.90% due 11/30/21	100,000	99,763
3.75% due 11/30/26	70,000	69,478
4.90% due 11/30/46	30,000	30,730
AbbVie Inc.
2.00% due 11/06/18	57,000	57,119
3.20% due 05/14/26	70,000	66,503
4.45% due 05/14/46	23,000	21,979
4.70% due 05/14/45	20,000	19,585
ACCO Brands Corp.
5.25% due 12/15/24 (b)	38,000	38,261
6.75% due 04/30/20	97,000	101,850

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	25

Elfun Diversified Fund

Schedule of Investments, continued — December 31, 2016

	Principal Amount ($) or Shares	Fair Value $

Actavis Funding SCS
1.30% due 06/15/17	110,000	109,938
3.00% due 03/12/20	47,000	47,628
3.45% due 03/15/22	66,000	66,925
3.80% due 03/15/25	27,000	26,997
4.75% due 03/15/45	10,000	9,799
Aetna Inc.
2.40% due 06/15/21	50,000	49,729
3.20% due 06/15/26	50,000	49,391
3.50% due 11/15/24	59,000	59,786
Aflac Inc. 4.00% due 10/15/46	33,000	31,381
Agrium Inc. 4.90% due 06/01/43	41,000	40,771
Altria Group Inc.
2.63% due 09/16/26	30,000	28,366
2.95% due 05/02/23	39,000	38,933
3.88% due 09/16/46	30,000	27,628
4.50% due 05/02/43	17,000	17,245
American Axle & Manufacturing Inc.
6.25% due 03/15/21	52,000	53,690
6.63% due 10/15/22	20,000	20,624
American Campus Communities Operating Partnership LP
3.35% due 10/01/20	38,000	38,600
4.13% due 07/01/24	28,000	28,675
American Electric Power Company Inc. 2.95% due 12/15/22	75,000	75,392
American Express Co. 3.63% due 12/05/24	46,000	46,134
American International Group Inc.
3.75% due 07/10/25	82,000	82,423
4.50% due 07/16/44	19,000	18,699
4.80% due 07/10/45	30,000	31,078
American Tower Corp. (REIT)
3.38% due 10/15/26	50,000	47,264
3.40% due 02/15/19	142,000	145,064
AmeriGas Partners LP/AmeriGas Finance Corp.
5.63% due 05/20/24	19,000	19,428
5.88% due 08/20/26	28,000	28,420
Amgen Inc.
2.20% due 05/22/19	73,000	73,545
4.40% due 05/01/45	40,000	38,312
4.56% due 06/15/48 (b)	35,000	33,785
Amkor Technology Inc. 6.63% due 06/01/21	98,000	100,695
Anadarko Petroleum Corp.
4.85% due 03/15/21	5,000	5,357
6.60% due 03/15/46	5,000	6,156

	Principal Amount ($) or Shares	Fair Value $
Anheuser-Busch InBev Finance Inc.
2.65% due 02/01/21	95,000	95,436
3.65% due 02/01/26	140,000	141,908
4.90% due 02/01/46	80,000	85,899
Anheuser-Busch InBev Worldwide Inc. 2.50% due 07/15/22	155,000	152,385
Anthem Inc. 3.30% due 01/15/23	50,000	49,864
Apache Corp. 5.10% due 09/01/40	30,000	31,331
Apple Inc.
3.25% due 02/23/26	46,000	45,959
3.45% due 02/09/45	46,000	40,515
3.85% due 08/04/46	40,000	38,244
4.65% due 02/23/46	25,000	26,942
Aramark Services Inc.
5.13% due 01/15/24 (b)	47,000	48,469
5.75% due 03/15/20	24,000	24,510
Archer-Daniels-Midland Co. 2.50% due 08/11/26	80,000	75,452
Ascension Health 4.85% due 11/15/53	15,000	16,320
AstraZeneca PLC
2.38% due 11/16/20	33,000	32,862
3.38% due 11/16/25	47,000	46,611
4.38% due 11/16/45	19,000	19,033
AT&T Inc.
2.45% due 06/30/20	93,000	92,286
3.00% due 06/30/22	81,000	79,425
3.40% due 05/15/25	76,000	73,154
4.45% due 04/01/24	72,000	74,973
4.50% due 05/15/35	47,000	45,341
4.75% due 05/15/46	10,000	9,456
4.80% due 06/15/44	37,000	34,898
Bank of America Corp.
1.70% due 08/25/17	234,000	234,305
2.50% due 10/21/22	50,000	48,301
2.60% due 01/15/19	81,000	81,664
2.63% due 04/19/21	133,000	131,974
3.25% due 10/21/27	171,000	162,986
3.95% due 04/21/25	56,000	55,676
4.10% due 07/24/23	80,000	83,480
4.18% due 11/25/27	51,000	50,955
4.25% due 10/22/26	50,000	50,532
Barrick Gold Corp. 4.10% due 05/01/23	15,000	15,372
Barrick North America Finance LLC 5.70% due 05/30/41	10,000	10,189
Baxalta Inc. 2.88% due 06/23/20	50,000	49,958

See Notes to Schedules of Investments and Notes to Financial Statements.

26	Elfun Diversified Fund

Elfun Diversified Fund

Schedule of Investments, continued — December 31, 2016

	Principal Amount ($) or Shares	Fair Value $

Berkshire Hathaway Inc. 4.50% due 02/11/43	14,000	14,858
Berry Plastics Corp. 5.13% due 07/15/23	60,000	61,050
BHP Billiton Finance USA Ltd. 5.00% due 09/30/43	17,000	18,952
Biogen Inc. 2.90% due 09/15/20	20,000	20,240
BMW US Capital LLC
2.00% due 04/11/21 (b)	70,000	68,638
2.80% due 04/11/26 (b)	50,000	48,079
BP Capital Markets PLC
1.38% due 05/10/18	56,000	55,819
3.12% due 05/04/26	50,000	48,762
3.22% due 11/28/23	51,000	51,450
Brixmor Operating Partnership LP 4.13% due 06/15/26	30,000	29,867
Buckeye Partners LP
3.95% due 12/01/26	30,000	29,224
5.60% due 10/15/44	14,000	14,152
Burlington Northern Santa Fe LLC 3.65% due 09/01/25	50,000	52,271
CalAtlantic Group Inc. 5.25% due 06/01/26	56,000	54,600
Calpine Corp.
5.75% due 01/15/25	57,000	55,005
5.88% due 01/15/24 (b)	129,000	134,482
Capital One Financial Corp. 4.20% due 10/29/25	94,000	94,187
Caterpillar Inc. 4.30% due 05/15/44	30,000	31,046
Catholic Health Initiatives
2.60% due 08/01/18	30,000	30,288
4.35% due 11/01/42	24,000	21,280
CBL & Associates LP 5.95% due 12/15/26	50,000	50,294
CBS Corp. 2.90% due 01/15/27	50,000	46,308
CCO Holdings LLC/CCO Holdings Capital Corp. 5.88% due 04/01/24 (b)	56,000	59,780
Celgene Corp.
3.88% due 08/15/25	25,000	25,325
5.00% due 08/15/45	32,000	33,208
CenturyLink Inc. 5.80% due 03/15/22	77,000	78,704
Cequel Communications Holdings I LLC/Cequel Capital Corp. 5.13% due 12/15/21 (b)	96,000	97,680
Charter Communications Operating LLC/Charter Communications Operating Capital
3.58% due 07/23/20	71,000	72,386

	Principal Amount ($) or Shares	Fair Value $
4.91% due 07/23/25	101,000	106,315
6.38% due 10/23/35	9,000	10,262
6.48% due 10/23/45	19,000	21,928
Chevron Corp. 3.19% due 06/24/23	47,000	48,092
Chevron Phillips Chemical Company LLC/Chevron Phillips Chemical Company LP 3.40% due12/01/26 (b)	71,000	70,771
Chubb INA Holdings Inc.
2.30% due 11/03/20	51,000	50,949
3.35% due 05/03/26	41,000	41,470
4.35% due 11/03/45	20,000	21,083
Cigna Corp. 3.25% due 04/15/25	94,000	91,431
Cinemark USA Inc. 4.88% due 06/01/23	42,000	42,525
Cisco Systems Inc. 2.50% due 09/20/26	50,000	47,482
Citigroup Inc.
1.55% due 08/14/17	96,000	96,064
1.75% due 05/01/18	228,000	227,482
1.85% due 11/24/17	45,000	45,082
2.05% due 12/07/18	85,000	84,973
4.45% due 09/29/27	30,000	30,500
4.75% due 05/18/46	50,000	49,960
CMS Energy Corp. 4.88% due 03/01/44	47,000	50,290
CNA Financial Corp. 5.88% due 08/15/20	60,000	66,235
CNH Industrial N.V. 4.50% due 08/15/23	56,000	55,300
Columbia Pipeline Group Inc. 3.30% due 06/01/20	30,000	30,544
Comcast Corp.
3.38% due 08/15/25	76,000	76,358
4.20% due 08/15/34	48,000	48,957
4.60% due 08/15/45	45,000	47,079
ConocoPhillips Co.
3.35% due 11/15/24	44,000	43,692
5.95% due 03/15/46	10,000	12,351
Consolidated Edison Company of New York Inc. 2.90% due 12/01/26	50,000	49,059
Corporation Andina de Fomento 4.38% due 06/15/22	121,000	128,364
CSX Corp. 4.50% due 08/01/54	29,000	28,357
CVS Health Corp.
3.88% due 07/20/25	45,000	46,362
5.13% due 07/20/45	44,000	48,941

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	27

Elfun Diversified Fund

Schedule of Investments, continued — December 31, 2016

	Principal Amount ($) or Shares	Fair Value $

Daimler Finance North America LLC 2.38% due 08/01/18 (b)	150,000	151,103
Dana Financing Luxembourg Sarl 6.50% due 06/01/26 (b)	56,000	58,520
Danaher Corp. 4.38% due 09/15/45	26,000	27,033
Danone S.A.
2.08% due 11/02/21 (b)	200,000	194,030
2.59% due 11/02/23 (b)	200,000	192,483
2.95% due 11/02/26 (b)	200,000	190,191
Delphi Automotive PLC 4.40% due 10/01/46	25,000	22,924
Deutsche Bank AG 2.85% due 05/10/19	50,000	49,768
Deutsche Telekom International Finance BV
1.95% due 09/19/21 (b)	150,000	144,399
2.49% due 09/19/23 (b)	150,000	143,114
Devon Energy Corp.
5.00% due 06/15/45	20,000	19,610
5.85% due 12/15/25	38,000	43,119
Dexia Credit Local S.A. 2.25% due 01/30/19 (b)	250,000	250,715
Diageo Investment Corp. 2.88% due 05/11/22	43,000	43,212
Diamond 1 Finance Corp./Diamond 2 Finance Corp.
3.48% due 06/01/19 (b)	100,000	102,055
4.42% due 06/15/21 (b)	50,000	51,694
6.02% due 06/15/26 (b)	25,000	27,047
8.35% due 07/15/46 (b)	20,000	24,588
Dollar General Corp.
1.88% due 04/15/18	95,000	95,109
3.25% due 04/15/23	40,000	39,430
4.15% due 11/01/25	27,000	27,744
Dominion Resources Inc. 3.63% due 12/01/24	45,000	45,227
DTE Energy Co. 2.85% due 10/01/26	60,000	55,655
Duke Energy Corp. 3.75% due 09/01/46	30,000	26,949
Duke Energy Progress LLC 4.15% due 12/01/44	30,000	29,745
Eastman Chemical Co. 3.60% due 08/15/22	21,000	21,511
Ecopetrol S.A. 5.88% due 05/28/45	24,000	20,736
Electricite de France S.A. 2.15% due 01/22/19 (b)	100,000	100,188
Eli Lilly & Co. 3.70% due 03/01/45	10,000	9,466

	Principal Amount ($) or Shares	Fair Value $
Emera US Finance LP
3.55% due 06/15/26 (b)	35,000	34,356
4.75% due 06/15/46 (b)	10,000	10,065
Enbridge Inc. 4.25% due 12/01/26	31,000	31,695
Encana Corp. 3.90% due 11/15/21	50,000	50,359
Energy Transfer Equity LP 5.88% due 01/15/24	157,000	162,102
Energy Transfer Partners LP 6.50% due 02/01/42	36,000	38,832
Entergy Louisiana LLC 3.05% due 06/01/31	30,000	28,345
Enterprise Products Operating LLC
3.70% due 02/15/26	51,000	51,115
3.95% due 02/15/27	130,000	132,973
EOG Resources Inc. 4.15% due 01/15/26	60,000	62,705
ERP Operating LP 4.50% due 07/01/44	19,000	19,270
Exelon Corp. 4.45% due 04/15/46	44,000	42,987
Express Scripts Holding Co.
3.40% due 03/01/27	35,000	32,741
4.80% due 07/15/46	15,000	14,334
Exxon Mobil Corp.
2.22% due 03/01/21	49,000	48,988
3.04% due 03/01/26	15,000	14,958
Five Corners Funding Trust 4.42% due 11/15/23 (b)	200,000	211,203
Florida Power & Light Co. 4.13% due 02/01/42	27,000	27,641
Ford Motor Co. 4.35% due 12/08/26	131,000	132,186
Frontier Communications Corp.
7.13% due 03/15/19	91,000	96,346
11.00% due 09/15/25	70,000	72,275
General Dynamics Corp. 2.13% due 08/15/26	50,000	46,117
General Motors Co. 5.20% due 04/01/45	9,000	8,660
General Motors Financial Company Inc.
3.15% due 01/15/20	66,000	66,374
3.20% due 07/13/20	113,000	113,261
5.25% due 03/01/26	80,000	84,135
Georgia-Pacific LLC 3.60% due 03/01/25 (b)	12,000	12,122
Gilead Sciences Inc.
1.95% due 03/01/22	30,000	28,996
3.65% due 03/01/26	50,000	50,627
3.70% due 04/01/24	50,000	51,264

See Notes to Schedules of Investments and Notes to Financial Statements.

28	Elfun Diversified Fund

Elfun Diversified Fund

Schedule of Investments, continued — December 31, 2016

	Principal Amount ($) or Shares	Fair Value $

4.15% due 03/01/47	20,000	18,957
4.80% due 04/01/44	26,000	26,947
Halliburton Co.
3.80% due 11/15/25	47,000	47,684
5.00% due 11/15/45	28,000	30,308
HCA Inc.
4.75% due 05/01/23	122,000	124,897
6.50% due 02/15/20	98,000	107,212
Hess Corp.
4.30% due 04/01/27	25,000	24,848
5.60% due 02/15/41	20,000	20,320
5.80% due 04/01/47	15,000	15,540
Honeywell International Inc.
1.40% due 10/30/19	50,000	49,513
2.50% due 11/01/26	161,000	152,474
HSBC Holdings PLC
2.65% due 01/05/22	200,000	195,507
2.95% due 05/25/21	200,000	199,749
HSBC USA Inc. 2.35% due 03/05/20	101,000	100,145
Hyundai Capital America 2.13% due 10/02/17 (b)	35,000	35,065
Illinois Tool Works Inc. 3.50% due 03/01/24	49,000	50,830
Ingersoll-Rand Luxembourg Finance S.A. 3.55% due 11/01/24	65,000	65,875
Ingles Markets Inc. 5.75% due 06/15/23	92,000	94,530
Intel Corp.
2.45% due 07/29/20	47,000	47,628
2.60% due 05/19/26	84,000	81,121
International Paper Co. 4.40% due 08/15/47	55,000	51,871
Interstate Power & Light Co. 3.40% due 08/15/25	150,000	151,277
JB Poindexter & Company Inc. 9.00% due 04/01/22 (b)	23,000	24,150
JBS USA LUX S.A./JBS USA Finance Inc. 5.75% due 06/15/25 (b)	59,000	59,737
Jefferies Group LLC
5.13% due 01/20/23	83,000	86,781
6.50% due 01/20/43	26,000	26,712
JPMorgan Chase & Co.
2.30% due 08/15/21	100,000	98,056
2.55% due 10/29/20	94,000	93,858
3.30% due 04/01/26	81,000	79,472
3.63% due 12/01/27	30,000	29,058
JPMorgan Chase & Co. 3.32% + 3 month USD LIBOR 5.00% due 12/29/49 (i)	36,000	35,910

	Principal Amount ($) or Shares	Fair Value $
JPMorgan Chase & Co. 3.33% + 3 month USD LIBOR 6.10% due 10/29/49 (i)	110,000	111,306
KB Home 7.00% due 12/15/21	97,000	102,335
Kellogg Co. 4.50% due 04/01/46	7,000	6,827
Kinder Morgan Energy Partners LP
3.50% due 09/01/23	22,000	21,675
6.38% due 03/01/41	20,000	21,661
Kinder Morgan Inc.
3.05% due 12/01/19	19,000	19,264
5.05% due 02/15/46	20,000	19,761
5.55% due 06/01/45	28,000	29,397
Kraft Heinz Foods Co.
2.80% due 07/02/20	53,000	53,467
3.00% due 06/01/26	12,000	11,249
4.38% due 06/01/46	53,000	49,773
Kreditanstalt fuer Wiederaufbau
2.00% due 10/04/22	91,000	89,193
4.50% due 07/16/18	102,000	106,847
L Brands Inc. 5.63% due 02/15/22	102,000	108,885
Lee Enterprises Inc. 9.50% due 03/15/22 (b)	78,000	82,680
Lennar Corp.
4.50% due 11/15/19	81,000	84,139
4.75% due 05/30/25	39,000	38,025
Levi Strauss & Co. 5.00% due 05/01/25	59,000	59,000
Lincoln National Corp. 3.63% due 12/12/26	76,000	75,709
Lockheed Martin Corp.
3.55% due 01/15/26	50,000	51,016
3.80% due 03/01/45	20,000	18,901
4.70% due 05/15/46	21,000	22,796
Lowe’s Companies Inc. 3.70% due 04/15/46	76,000	70,789
LYB International Finance BV 4.88% due 03/15/44	15,000	15,505
Macy’s Retail Holdings Inc. 4.30% due 02/15/43	30,000	24,680
Marathon Oil Corp.
3.85% due 06/01/25	25,000	24,212
5.90% due 03/15/18	25,000	26,101
6.00% due 10/01/17	103,000	106,072
Marathon Petroleum Corp. 3.63% due 09/15/24	45,000	44,388
Marsh & McLennan Companies Inc. 3.50% due 03/10/25	49,000	49,272

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	29

Elfun Diversified Fund

Schedule of Investments, continued — December 31, 2016

	Principal Amount ($) or Shares	Fair Value $

McDonald’s Corp.
3.70% due 01/30/26	59,000	59,986
4.88% due 12/09/45	20,000	21,380
Medtronic Inc.
2.50% due 03/15/20	28,000	28,298
3.50% due 03/15/25	100,000	102,838
4.63% due 03/15/45	43,000	46,408
Memorial Sloan-Kettering Cancer Center 4.13% due 07/01/52	30,000	28,904
Merck & Company Inc. 2.75% due 02/10/25	95,000	93,154
MetLife Inc. 4.72% due 12/15/44	28,000	29,737
MGM Resorts International
4.63% due 09/01/26	37,000	35,613
5.25% due 03/31/20	59,000	62,392
6.63% due 12/15/21	98,000	109,515
Microsoft Corp.
1.55% due 08/08/21	100,000	96,900
2.40% due 08/08/26	120,000	113,254
3.45% due 08/08/36	30,000	28,461
3.70% due 08/08/46	30,000	28,183
4.00% due 02/12/55	45,000	42,460
Mizuho Financial Group Inc. 2.63% due 04/12/21 (b)	200,000	197,738
Molson Coors Brewing Co.
2.10% due 07/15/21	71,000	69,084
3.00% due 07/15/26	68,000	64,185
4.20% due 07/15/46	21,000	19,539
Monsanto Co. 4.70% due 07/15/64	12,000	10,785
Morgan Stanley
2.45% due 02/01/19	45,000	45,293
2.63% due 11/17/21	130,000	128,311
2.65% due 01/27/20	45,000	45,184
3.70% due 10/23/24	23,000	23,245
3.95% due 04/23/27	94,000	92,909
4.00% due 07/23/25	46,000	47,089
4.10% due 05/22/23	106,000	108,700
Morgan Stanley 1.4% + 3 month USD LIBOR 2.28% due 10/24/23 (i)	101,000	102,122
Mylan N.V.
3.15% due 06/15/21 (b)	24,000	23,533
3.95% due 06/15/26 (b)	25,000	23,363
National Retail Properties Inc. 4.00% due 11/15/25	47,000	47,851
NCL Corporation Ltd.
4.63% due 11/15/20 (b)	49,000	49,858
4.75% due 12/15/21 (b)	26,000	25,984
Newell Brands Inc.
3.85% due 04/01/23	49,000	50,775

	Principal Amount ($) or Shares	Fair Value $
4.20% due 04/01/26	39,000	40,652
5.50% due 04/01/46	30,000	34,375
Newmont Mining Corp. 4.88% due 03/15/42	37,000	34,655
Nexen Energy ULC 6.40% due 05/15/37	12,000	14,222
Noble Energy Inc. 3.90% due 11/15/24	56,000	56,359
Northern States Power Co. 2.20% due 08/15/20	94,000	94,077
Northrop Grumman Corp. 3.85% due 04/15/45	11,000	10,413
Novartis Capital Corp.
3.00% due 11/20/25	8,000	7,933
4.00% due 11/20/45	32,000	32,226
NRG Energy Inc. 6.25% due 07/15/22	59,000	59,148
Occidental Petroleum Corp.
3.50% due 06/15/25	48,000	48,615
4.10% due 02/15/47	25,000	24,300
Omnicom Group Inc. 3.63% due 05/01/22	31,000	31,804
Oracle Corp.
1.90% due 09/15/21	50,000	48,813
2.40% due 09/15/23	34,000	32,900
2.65% due 07/15/26	70,000	66,344
2.95% due 05/15/25	50,000	48,948
4.00% due 07/15/46	30,000	28,635
Owens & Minor Inc. 3.88% due 09/15/21	95,000	95,128
Pacific Gas & Electric Co. 3.40% due 08/15/24	140,000	142,887
PacifiCorp 6.25% due 10/15/37	57,000	73,718
Penn National Gaming Inc. 5.88% due 11/01/21	58,000	60,465
PepsiCo Inc.
3.10% due 07/17/22	24,000	24,630
3.45% due 10/06/46	25,000	22,724
4.25% due 10/22/44	28,000	28,858
Perrigo Company PLC 2.30% due 11/08/18	200,000	199,695
Petroleos Mexicanos
3.50% due 01/30/23	41,000	37,638
4.50% due 01/23/26	51,000	46,461
5.38% due 03/13/22 (b)	50,000	51,199
5.63% due 01/23/46	19,000	15,770
6.38% due 02/04/21 (b)	35,000	37,275
6.38% due 01/23/45	25,000	22,750
6.50% due 03/13/27 (b)	50,000	51,575
6.75% due 09/21/47 (b)	40,000	37,792
PetSmart Inc. 7.13% due 03/15/23 (b)	74,000	75,480

See Notes to Schedules of Investments and Notes to Financial Statements.

30	Elfun Diversified Fund

Elfun Diversified Fund

Schedule of Investments, continued — December 31, 2016

	Principal Amount ($) or Shares	Fair Value $

Pfizer Inc.
3.00% due 12/15/26	71,000	70,018
4.13% due 12/15/46	25,000	25,377
4.40% due 05/15/44	29,000	30,570
Philip Morris International Inc. 4.13% due 03/04/43	39,000	37,666
Plains All American Pipeline LP/PAA Finance Corp. 4.70% due 06/15/44	20,000	17,788
Potash Corporation of Saskatchewan Inc. 4.00% due 12/15/26	71,000	71,345
PPL Capital Funding Inc. 3.10% due 05/15/26	100,000	95,528
Precision Castparts Corp. 4.38% due 06/15/45	28,000	29,390
Prologis LP 3.75% due 11/01/25	47,000	48,095
Prudential Financial Inc. 3.03% + 3 month USD LIBOR 5.38% due 05/15/45 (i)	47,000	48,058
Public Service Electric & Gas Co. 2.38% due 05/15/23	72,000	70,296
PulteGroup Inc.
4.25% due 03/01/21	20,000	20,450
5.50% due 03/01/26	60,000	59,550
QUALCOMM Inc. 4.80% due 05/20/45	14,000	14,932
Realty Income Corp. 3.00% due 01/15/27	70,000	65,802
Regency Energy Partners LP/Regency Energy Finance Corp. 4.50% due 11/01/23	41,000	41,561
Reynolds American Inc.
4.45% due 06/12/25	79,000	83,305
5.85% due 08/15/45	13,000	15,365
Rio Tinto Finance USA PLC 4.13% due 08/21/42	23,000	22,547
Rogers Communications Inc. 5.00% due 03/15/44	17,000	18,151
Ryder System Inc. 2.45% due 09/03/19	116,000	116,591
Santander UK Group Holdings PLC 3.13% due 01/08/21	60,000	59,860
Schlumberger Holdings Corp.
3.00% due 12/21/20 (b)	38,000	38,774
4.00% due 12/21/25 (b)	59,000	61,748
Shell International Finance BV
2.88% due 05/10/26	51,000	49,233
3.40% due 08/12/23	121,000	124,035

	Principal Amount ($) or Shares	Fair Value $
Shire Acquisitions Investments Ireland DAC
2.40% due 09/23/21	100,000	96,507
2.88% due 09/23/23	100,000	94,935
3.20% due 09/23/26	50,000	46,659
Sinclair Television Group Inc. 5.38% due 04/01/21	103,000	106,090
Southern California Edison Co. 2.40% due 02/01/22	35,000	34,864
Southern Copper Corp. 5.88% due 04/23/45	20,000	19,601
Spectra Energy Partners LP
3.38% due 10/15/26	50,000	47,752
4.50% due 03/15/45	20,000	18,980
Sprint Corp. 7.63% due 02/15/25	114,000	119,842
Standard Industries Inc. 5.38% due 11/15/24 (b)	118,000	121,245
Statoil ASA 3.95% due 05/15/43	23,000	21,895
Sumitomo Mitsui Financial Group Inc. 2.63% due 07/14/26	80,000	74,228
Sunoco LP/Sunoco Finance Corp. 5.50% due 08/01/20	39,000	39,780
SUPERVALU Inc. 6.75% due 06/01/21	97,000	97,970
T-Mobile USA Inc. 6.63% due 04/01/23	98,000	103,880
Tampa Electric Co. 4.35% due 05/15/44	47,000	46,924
Target Corp. 2.50% due 04/15/26	50,000	47,631
Teachers Insurance & Annuity Association of America 4.90% due 09/15/44 (b)	45,000	48,585
Tenet Healthcare Corp.
4.75% due 06/01/20	36,000	36,180
6.00% due 10/01/20	96,000	100,080
Tesoro Corp. 5.13% due 12/15/26 (b)	28,000	28,319
Teva Pharmaceutical Finance Netherlands III BV
3.15% due 10/01/26	30,000	27,616
4.10% due 10/01/46	22,000	18,814
The Allstate Corp.
3.28% due 12/15/26	71,000	71,128
4.20% due 12/15/46	20,000	20,368
The Allstate Corp. 2.94% + 3 month USD LIBOR 5.75% due 08/15/53 (i)	52,000	53,763
The Bank of New York Mellon Corp. 3.00% due 10/30/28	71,000	67,388

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	31

Elfun Diversified Fund

Schedule of Investments, continued — December 31, 2016

	Principal Amount ($) or Shares	Fair Value $

The Bank of New York Mellon Corp. 3.13% + 3 month USD LIBOR 4.63% due 12/29/49 (i)	100,000	91,732
The Coca-Cola Co. 2.88% due 10/27/25	50,000	49,272
The Dow Chemical Co. 4.25% due 10/01/34	43,000	42,314
The Goldman Sachs Group Inc.
2.35% due 11/15/21	130,000	126,180
2.38% due 01/22/18	92,000	92,536
2.63% due 01/31/19 - 04/25/21	116,000	116,039
2.90% due 07/19/18	62,000	62,846
4.25% due 10/21/25	32,000	32,464
4.80% due 07/08/44	19,000	19,909
5.15% due 05/22/45	47,000	49,335
The Home Depot Inc.
3.35% due 09/15/25	66,000	67,619
3.50% due 09/15/56	26,000	22,702
The Kroger Co. 2.95% due 11/01/21	65,000	65,342
The ServiceMaster Company LLC 5.13% due 11/15/24 (b)	10,000	10,150
The Southern Co.
3.25% due 07/01/26	70,000	68,026
4.40% due 07/01/46	30,000	29,613
The Southern Co. 3.63% + 3 month USD LIBOR 5.50% due 03/15/57 (i)	51,000	51,513
The Toronto-Dominion Bank 2.50% due 12/14/20	35,000	35,187
The Toronto-Dominion Bank 2.21% + 5 year USD LIBOR 3.63% due 09/15/31 (i)	30,000	29,476
The Travelers Companies Inc. 3.75% due 05/15/46	20,000	18,832
The Walt Disney Co. 4.13% due 06/01/44	20,000	20,635
Time Inc. 5.75% due 04/15/22 (b)	99,000	102,465
Time Warner Cable LLC
4.50% due 09/15/42	9,000	8,136
6.55% due 05/01/37	28,000	31,651
Time Warner Inc.
3.80% due 02/15/27	66,000	65,420
5.35% due 12/15/43	85,000	89,735
TransCanada PipeLines Ltd. 4.88% due 01/15/26	24,000	26,667
Tyco Electronics Group S.A. 2.35% due 08/01/19	95,000	95,242
Tyson Foods Inc. 2.65% due 08/15/19	20,000	20,182
U.S. Bancorp 3.49% + 3 month USD LIBOR 5.13% due 12/29/49 (i)	94,000	95,880

	Principal Amount ($) or Shares	Fair Value $
United Technologies Corp.
1.95% due 11/01/21	50,000	48,965
2.65% due 11/01/26	80,000	76,699
3.75% due 11/01/46	18,000	17,093
UnitedHealth Group Inc.
2.70% due 07/15/20	60,000	60,859
4.75% due 07/15/45	74,000	81,356
Universal Health Services Inc. 5.00% due 06/01/26 (b)	37,000	36,075
Vale Overseas Ltd.
4.38% due 01/11/22	26,000	25,545
5.88% due 06/10/21	50,000	52,375
6.25% due 08/10/26	25,000	26,000
6.88% due 11/10/39	15,000	14,588
Ventas Realty LP 3.25% due 10/15/26	50,000	47,368
Verizon Communications Inc.
1.75% due 08/15/21	101,000	96,798
2.63% due 08/15/26	105,000	96,511
4.40% due 11/01/34	47,000	46,318
4.67% due 03/15/55	32,000	30,083
4.86% due 08/21/46	47,000	47,532
5.05% due 03/15/34	80,000	84,123
5.15% due 09/15/23	68,000	75,112
Viacom Inc.
2.25% due 02/04/22	50,000	46,940
3.45% due 10/04/26	30,000	27,685
Virginia Electric & Power Co. 4.00% due 11/15/46	50,000	49,742
Visa Inc.
3.15% due 12/14/25	60,000	60,180
4.30% due 12/14/45	28,000	29,493
W.R. Grace & Co.
5.13% due 10/01/21 (b)	35,000	36,488
5.63% due 10/01/24 (b)	98,000	102,900
Wabtec Corp. 3.45% due 11/15/26 (b)	51,000	48,951
Wal-Mart Stores Inc. 4.30% due 04/22/44	38,000	40,020
Walgreens Boots Alliance Inc. 4.65% due 06/01/46	15,000	15,192
WEC Energy Group Inc. 3.55% due 06/15/25	70,000	71,247
Wells Fargo & Co.
3.00% due 10/23/26	130,000	123,601
3.90% due 05/01/45	25,000	23,664
4.30% due 07/22/27	38,000	39,026
4.40% due 06/14/46	30,000	28,654
4.75% due 12/07/46	51,000	51,477
Wells Fargo & Co. 3.11% + 3 month USD LIBOR 5.90% due 12/29/49 (i)	62,000	62,310

See Notes to Schedules of Investments and Notes to Financial Statements.

32	Elfun Diversified Fund

Elfun Diversified Fund

Schedule of Investments, continued — December 31, 2016

	Principal Amount ($) or Shares	Fair Value $

Wells Fargo & Co. 3.99% + 3 month USD LIBOR 5.88% due 12/29/49 (i)	66,000	69,293
Western Digital Corp. 7.38% due 04/01/23 (b)	10,000	11,000
Westlake Chemical Corp.
3.60% due 08/15/26 (b)	70,000	67,230
5.00% due 08/15/46 (b)	15,000	14,788
Williams Partners LP
3.90% due 01/15/25	80,000	78,363
4.90% due 01/15/45	15,000	13,838
5.40% due 03/04/44	9,000	8,707
Windstream Services LLC 6.38% due 08/01/23	73,000	65,152
WPP Finance 2010 3.75% due 09/19/24	95,000	95,495
XLIT Ltd. 5.25% due 12/15/43	40,000	41,261
XPO Logistics Inc. 6.50% due 06/15/22 (b)	56,000	58,800
Zimmer Biomet Holdings Inc. 3.55% due 04/01/25	47,000	45,718

		26,384,739

Non-Agency Collateralized Mortgage Obligations - 1.9%
American Tower Trust #1 (REIT) 1.55% due 03/15/43 (b)	117,000	116,894
Banc of America Commercial Mortgage Trust 2007-1 5.48% due 01/15/49 (i)	83,000	82,885
Banc of America Commercial Mortgage Trust 2007-4 5.75% due 02/10/51 (i)	15,024	15,231
Banc of America Commercial Mortgage Trust 2008-1 6.24% due 02/10/51 (i)	161,243	165,403
Banc of America Merrill Lynch Commercial Mortgage Inc. 2005-1 5.35% due 11/10/42 (i)	12,493	12,481
Bear Stearns Commercial Mortgage Securities Trust 2007-PW18 6.09% due 06/11/50 (i)	80,000	82,567
CFCRE Commercial Mortgage Trust 2016-C7 3.84% due 12/10/54	90,322	93,158
Citigroup Commercial Mortgage Trust 2014-GC23 4.51% due 07/10/47 (b)(i)	98,000	81,719
Citigroup Commercial Mortgage Trust 2015-GC33
3.17% due 09/10/58	39,319	27,439

	Principal Amount ($) or Shares	Fair Value $
3.78% due 09/10/58	100,000	104,026
Citigroup Commercial Mortgage Trust 2016-P5 2.94% due 10/10/49	90,682	87,788
Citigroup Commercial Mortgage Trust 2016-P6
3.72% due 12/10/49 (i)	180,583	186,295
4.03% due 12/10/49 (i)	78,331	80,226
COMM 2014-CR14 Mortgage Trust 4.53% due 02/10/47 (i)	55,000	58,947
COMM 2014-CR19 Mortgage Trust 4.72% due 08/10/47 (b)(i)	100,000	79,234
COMM 2015-CR23 Mortgage Trust 4.26% due 05/10/48 (i)	46,009	41,873
COMM 2015-CR24 Mortgage Trust 3.46% due 08/10/48 (i)	100,000	73,575
COMM 2015-PC1 Mortgage Trust 4.59% due 07/10/50 (i)	46,053	45,329
CSAIL 2015-C3 Commercial Mortgage Trust 3.36% due 08/15/48 (i)	47,194	34,943
GS Mortgage Securities Trust 2011-GC5 3.00% due 08/10/44	1,454	1,453
GS Mortgage Securities Trust 2015-GC28 1.16% due 02/10/48 (g)(i)	984,827	59,683
GS Mortgage Securities Trust 2015-GC32 3.35% due 07/10/48	43,241	32,138
GS Mortgage Securities Trust 2015-GC34 2.98% due 10/10/48	103,476	73,847
GS Mortgage Securities Trust 2015-GS1 3.27% due 11/10/48	69,380	53,091
GS Mortgage Securities Trust 2016-GS3 3.40% due 10/10/49 (i)	93,000	89,747
JP Morgan Chase Commercial Mortgage Securities Trust 2007-CB18 5.44% due 06/12/47	11,529	11,521
JPMBB Commercial Mortgage Securities Trust 2013-C12 4.03% due 07/15/45 (i)	25,000	26,294
JPMBB Commercial Mortgage Securities Trust 2015-C29 3.70% due 05/15/48 (i)	85,183	60,471

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	33

Elfun Diversified Fund

Schedule of Investments, continued — December 31, 2016

	Principal Amount ($) or Shares	Fair Value $

JPMBB Commercial Mortgage Securities Trust 2015-C30 4.31% due 07/15/48 (i)	78,620	68,811
LB-UBS Commercial Mortgage Trust 2004-C8 0.42% due 12/15/39 (b)(g)(i)	22,107	62
LB-UBS Commercial Mortgage Trust 2007-C6
6.11% due 07/15/40 (i)	52,305	53,679
6.11% due 07/15/40 (b)	120,000	121,592
MASTR Alternative Loan Trust 2003-5 5.00% due 08/25/18 (g)	1,970	33
Morgan Stanley Bank of America Merrill Lynch Trust 2014-C18 3.39% due 10/15/47 (b)	100,000	69,833
Morgan Stanley Bank of America Merrill Lynch Trust 2014-C19 3.25% due 12/15/47 (b)	100,000	75,380
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C20 1.40% due 02/15/48 (g)(i)	721,061	54,406
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C21 0.98% due 03/15/48 (g)(i)	862,549	49,752
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C22 4.24% due 04/15/48 (b)(i)	206,915	158,978
Morgan Stanley Bank of America Merrill Lynch Trust 2016-C28 3.00% due 01/15/49 (b)	32,348	21,778
Morgan Stanley Capital I Trust 2006-IQ11 6.23% due 10/15/42 (i)	40,000	39,662
Morgan Stanley Capital I Trust 2006-T21 5.27% due 10/12/52 (i)	17,615	17,605
Morgan Stanley Capital I Trust 2007-IQ16 6.05% due 12/12/49 (i)	80,000	82,062
Morgan Stanley Capital I Trust 2008-T29 6.28% due 01/11/43 (i)	50,000	51,697
Morgan Stanley Capital I Trust 2015-MS1 4.03% due 05/15/48 (b)(i)	100,000	75,311
Morgan Stanley Capital I Trust 2016-UBS9
1.25% due 03/15/49 (g)(i)	578,158	45,183
3.00% due 03/15/49 (b)	55,000	41,116
Wells Fargo Commercial Mortgage Trust 2015-C26 1.31% due 02/15/48 (g)(i)	956,413	72,958

	Principal Amount ($) or Shares	Fair Value $
Wells Fargo Commercial Mortgage Trust 2015-C29 4.22% due 06/15/48 (i)	64,245	48,984
Wells Fargo Commercial Mortgage Trust 2015-C30 4.50% due 09/15/58 (b)(i)	39,326	30,737
Wells Fargo Commercial Mortgage Trust 2015-LC22 4.54% due 09/15/58 (i)	39,338	30,650
Wells Fargo Commercial Mortgage Trust 2015-NXS2 4.25% due 07/15/58 (i)	39,311	29,017
Wells Fargo Commercial Mortgage Trust 2016-C33 3.12% due 03/15/59 (b)	34,338	23,848
WFRBS Commercial Mortgage Trust 2013-C17 4.26% due 12/15/46	55,000	58,364
WFRBS Commercial Mortgage Trust 2014-C19 4.23% due 03/15/47 (b)	78,742	63,527
WFRBS Commercial Mortgage Trust 2014-C22 3.91% due 09/15/57 (b)(i)	124,695	92,972
WFRBS Commercial Mortgage Trust 2014-C24 3.69% due 11/15/47 (b)	156,648	95,632
WFRBS Commercial Mortgage Trust 2014-C25 3.80% due 11/15/47 (b)(i)	23,000	16,056
WFRBS Commercial Mortgage Trust 2014-LC14
4.35% due 03/15/47 (i)	123,000	130,457
4.59% due 03/15/47 (b)(i)	130,681	103,692
WFRBS Commercial Mortgage Trust 2015-C31 3.85% due 11/15/48	19,659	14,277

		3,716,369

Sovereign Bonds - 0.3%
Government of Colombia 2.63% due 03/15/23	200,000	188,500
Government of Mexico
3.60% due 01/30/25	205,000	197,620
4.00% due 10/02/23	30,000	30,069
4.75% due 03/08/44	64,000	58,176
Government of Peru
4.13% due 08/25/27	27,000	28,046
5.63% due 11/18/50	15,000	16,988

		519,399

Municipal Bonds and Notes - 0.2%
American Municipal Power Inc. 6.27% due 02/15/50	50,000	60,637

See Notes to Schedules of Investments and Notes to Financial Statements.

34	Elfun Diversified Fund

Elfun Diversified Fund

Schedule of Investments, continued — December 31, 2016

	Principal Amount ($) or Shares	Fair Value $

Municipal Electric Authority of Georgia 6.64% due 04/01/57	54,000	66,971
New Jersey Transportation Trust Fund Authority 6.88% due 12/15/39	15,000	16,091
Port Authority of New York & New Jersey 4.46% due 10/01/62	95,000	96,083
South Carolina State Public Service Authority 6.45% due 01/01/50	40,000	52,756
State of Califtornia 5.70% due 11/01/21	55,000	63,422
State of Illinois 5.10% due 06/01/33	30,000	26,515

		382,475

FNMA (TBA) - 0.0%*
Lehman 5.50% due TBA (o)(q)	37,027	1,170

Total Bonds and Notes (Cost $64,438,709)		64,237,717

	Principal Amount ($) or Shares	Fair Value $
Exchange Traded Funds - 7.5%
SPDR Bloomberg Barclays High Yield Bond ETF (p)	173,223	6,313,978
Vanguard FTSE Emerging Markets ETF	240,172	8,593,354

Total Exchange Traded Funds (Cost $14,845,065)		14,907,332

Total Investments in Securities (Cost $173,468,012)		184,889,142

Short-Term Investments - 11.4%
State Street Institutional U.S. Government Money Market Fund - Class G Shares 0.46% (Cost $22,591,439) (d)(h)(p)	22,591,439	22,591,439

Total Investments (Cost $196,059,451)		207,480,581

Liabilities in Excess of Other Assets, net - (4.3)%		(8,542,860)

NET ASSETS - 100.0%		198,937,721

Other Information:

The Fund has the following credit default swap contracts open at December 31, 2016:

Centrally Cleared Credit Default Swaps - Buy Protection

Reference Entity	Counterparty	Notional Amount (000s omitted)	Contract annual Fixed Rate	Termination Date	Market Value	Unamortized Upfront Payments Received	Unrealized Depreciation

Markit CDX North America High Yield Index	CME Group Inc.	$2,280	5.00%	12/20/21	$(144,845)	$(95,728)	$(49,117)
Markit CDX North America Investment Grade Index	CME Group Inc.	$1,454	1.00%	12/20/21	$(22,475)	$(18,399)	$(4,076)

							$(53,193)

The Fund had the following long futures contracts open at December 31, 2016:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Depreciation

MSCI EAFE Mini Index Futures	March 2017	11	$921,580	$(2,539)
S&P Mid 400 Emini Index Futures	March 2017	29	4,811,390	(76,903)
S&P 500 Emini Index Futures	March 2017	9	1,006,290	(14,439)
Ultra Long-Term U.S. Treasury Bond Futures	March 2017	7	1,121,750	(10,211)
5 Yr. U.S. Treasury Notes Futures	March 2017	27	3,176,930	(4,202)

				$(108,294)

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	35

Elfun Diversified Fund

Schedule of Investments, continued — December 31, 2016

The Fund had the following short futures contracts open at December 31, 2016:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Appreciation (Depreciation)

S&P 500 Emini Index Futures	March 2017	40	$(4,472,400)	$31,326
U.S. Long Bond Futures	March 2017	9	(1,355,906)	3,436
2 Yr. U.S. Treasury Notes Futures	March 2017	1	(216,687)	(455)
10 Yr. U.S. Treasury Notes Futures	March 2017	22	(2,734,188)	6,083
Ultra 10 Yr. U.S. Treasury Futures	March 2017	5	(670,313)	(834)

				$39,556

				$(68,738)

The Fund was invested in the following countries/territories at December 31, 2016 (unaudited):

Country/Territory	Percentage (based on Fair Value)

United States	78.21%
Japan	4.63%
United Kingdom	2.75%
France	2.66%
Germany	1.90%
Switzerland	1.42%
Netherlands	1.41%
Ireland	1.31%
Sweden	0.81%
Canada	0.77%
India	0.49%
Spain	0.38%
Mexico	0.36%
Norway	0.34%
Hong Kong	0.31%
Belgium	0.30%

Country/Territory	Percentage (based on Fair Value)

Taiwan	0.29%
South Africa	0.27%
Australia	0.26%
South Korea	0.26%
Italy	0.23%
Luxembourg	0.23%
China	0.10%
Colombia	0.10%
Supranational	0.06%
Cayman Islands	0.06%
Bermuda	0.04%
Peru	0.02%
Brazil	0.02%
Jersey	0.01%

100.00%

The Fund’s % share of investment in the various categories, based on Fair Value, is as follows at December 31, 2016 (unaudited):

Industry	Domestic	Foreign	Total

Exchange Traded Funds	7.18%	0.00%	7.18%
Diversified Banks	2.85%	2.08%	4.93%
Pharmaceuticals	2.81%	1.10%	3.91%
Integrated Oil & Gas	1.56%	0.59%	2.15%
Biotechnology	1.62%	0.38%	2.00%
Cable & Satellite	1.72%	0.27%	1.99%
Technology Hardware, Storage & Peripherals	1.74%	0.20%	1.94%
Healthcare Equipment	0.74%	1.17%	1.91%
Semiconductors	0.83%	0.74%	1.57%
Oil & Gas Exploration & Production	1.24%	0.26%	1.50%
Internet Software & Services	1.39%	0.10%	1.49%
Aerospace & Defense	0.73%	0.37%	1.10%
Semiconductor Equipment	0.61%	0.42%	1.03%
Packaged Foods & Meats	0.45%	0.51%	0.96%
Communications Equipment	0.69%	0.24%	0.93%
Industrial Machinery	0.55%	0.34%	0.89%
Financial Exchanges & Data	0.82%	0.00%	0.82%
Systems Software	0.82%	0.00%	0.82%

See Notes to Schedules of Investments and Notes to Financial Statements.

36	Elfun Diversified Fund

Elfun Diversified Fund

Schedule of Investments, continued — December 31, 2016

Industry	Domestic	Foreign	Total

Investment Banking & Brokerage	0.79%	0.00%	0.79%
Soft Drinks	0.72%	0.00%	0.72%
Application Software	0.42%	0.28%	0.70%
Data Processing & Outsourced Services	0.69%	0.00%	0.69%
Life & Health Insurance	0.18%	0.50%	0.68%
Consumer Finance	0.66%	0.00%	0.66%
Multi-Line Insurance	0.37%	0.27%	0.64%
Wireless Telecommunication Services	0.00%	0.63%	0.63%
Electric Utilities	0.30%	0.31%	0.61%
Internet & Direct Marketing Retail	0.47%	0.13%	0.60%
Movies & Entertainment	0.29%	0.31%	0.60%
Auto Parts & Equipment	0.00%	0.59%	0.59%
Electrical Components & Equipment	0.00%	0.59%	0.59%
Specialized REITs	0.58%	0.00%	0.58%
Diversified Real Estate Activities	0.00%	0.57%	0.57%
Asset Management & Custody Banks	0.48%	0.09%	0.57%
Electronic Equipment & Instruments	0.00%	0.56%	0.56%
Property & Casualty Insurance	0.00%	0.54%	0.54%
Airlines	0.51%	0.00%	0.51%
Oil & Gas Equipment & Services	0.36%	0.14%	0.50%
Trading Companies & Distributors	0.50%	0.00%	0.50%
Multi-Utilities	0.47%	0.00%	0.47%
Building Products	0.00%	0.46%	0.46%
Construction Machinery & Heavy Trucks	0.00%	0.44%	0.44%
Specialty Chemicals	0.04%	0.39%	0.43%
Home Improvement Retail	0.42%	0.00%	0.42%
Housewares & Specialties	0.40%	0.00%	0.40%
Automobile Manufacturers	0.00%	0.38%	0.38%
Personal Products	0.00%	0.35%	0.35%
Research & Consulting Services	0.31%	0.00%	0.31%
Brewers	0.00%	0.30%	0.30%
Security & Alarm Services	0.00%	0.28%	0.28%
Construction Materials	0.00%	0.28%	0.28%
Diversified Metals & Mining	0.00%	0.27%	0.27%
Home Building	0.00%	0.27%	0.27%
Industrial Gases	0.12%	0.13%	0.25%
Apparel, Accessories & Luxury Goods	0.25%	0.00%	0.25%
Healthcare Services	0.00%	0.24%	0.24%
Leisure Products	0.00%	0.24%	0.24%
Advertising	0.00%	0.21%	0.21%
Electronic Components	0.00%	0.21%	0.21%
General Merchandise Stores	0.20%	0.00%	0.20%
Healthcare Supplies	0.19%	0.00%	0.19%
Automotive Retail	0.19%	0.00%	0.19%
Hypermarkets & Super Centers	0.18%	0.00%	0.18%
Industrial Conglomerates	0.18%	0.00%	0.18%
Agricultural Products	0.15%	0.00%	0.15%
Gold	0.13%	0.00%	0.13%
Railroads	0.00%	0.13%	0.13%
Independent Power Producers & Energy Traders	0.12%	0.00%	0.12%
Household Products	0.00%	0.12%	0.12%
Paper Packaging	0.06%	0.00%	0.06%
Drug Retail	0.05%	0.00%	0.05%
Diversified Support Services	0.00%	0.04%	0.04%

			58.15%

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	37

Elfun Diversified Fund

Schedule of Investments, continued — December 31, 2016

Sector	Percentage (based on Fair Value)

Corporate Notes	12.72%
Agency Mortgage Backed	8.76%
U.S. Treasuries	6.84%
Non-Agency Collateralized Mortgage Obligations	1.79%
Agency Collateralized Mortgage Obligations	0.42%
Sovereign Bonds	0.25%
Municipal Bonds and Notes	0.18%
FNMA (TBA)	0.00%	**

	30.96%

Short-Term Investments
Short-Term Investments	10.89%

	10.89%

	100.00%

Affiliate Table

	Number of Shares Held at 12/31/15	Value at 12/31/15	Shares Purchased	Shares Sold	Number of Shares Held at 12/31/16	Value at 12/31/16	Dividend/ Interest Income	Realized Gain (Loss)
Industrial Select Sector SPDR Fund	16,195	$858,497	4,079	20,274	—	$—	$10,413	$204,970
SPDR Bloomberg Barclays High Yield Bond ETF	—	—	173,223	—	173,223	6,313,978	235,219	—
State Street Corp.	15,400	1,021,944	—	15,400	—	—	4,888	(151,969)
State Street Institutional U.S. Government Money Market Fund	28,561,801	28,561,801	76,584,182	82,554,544	22,591,439	22,591,439	65,334	—

						$28,905,417	$315,854	$53,001

See Notes to Schedules of Investments and Notes to Financial Statements.

38	Elfun Diversified Fund

Elfun Tax-Exempt Income Fund

Portfolio Management Discussion and Analysis — December 31, 2016 (Unaudited)

Q.	How did the Elfun Tax-Exempt Income Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended December 31, 2016?

A.	For the twelve-month period ended December 31, 2016, the Elfun Tax-Exempt Income Fund returned 0.42%. The Bloomberg Barclays U.S. Municipal Bond Index (the “Index”), the Fund’s benchmark, returned 0.25% and the Fund’s Morningstar peer group of 158 U.S. Long-term Municipal Bond funds returned an average of 0.00% over the same period.

Q.	What market conditions affected the Fund’s performance?

A.	The municipal bond market was challenged throughout 2016 by divergent themes. Favorable technical factors, characterized by strong mutual fund flows and negative net supply dominated the first ten months of the year. Issuers took advantage of historic low yields to refinance outstanding debt further limiting investing opportunities and tightening spreads for willing investors. Tax-exempt interest rates fell to generational lows as municipal bonds out-performed all asset classes. A dramatic shift in post-election investor sentiment, however, led to a retracement of yields during the fourth quarter, once again reinforcing the fact that municipal bonds are fixed income instruments that can be subject to bouts of volatility. The combination of resurgence in equities as well as speculation about the potential for future tax policy change quickly reversed the trend of fund flows into tax-exempt mutual funds, leading the municipal bond market to its worst retuning quarter in over three years. Given our income oriented approach and diverse curve positioning; the Fund’s performance distinguished it from both benchmark and peers.

Q.	What were the primary drivers of Fund performance?

A.	The Fund’s performance was driven by its diversified curve positioning, emphasis on essential service revenue bonds and active risk management. The Fund benefitted early in the year from a flattening yield curve which rewarded positioning within the fifteen to twenty-five year sector. While many long term funds were rewarded for exposure to thirty year debt, our strategy to concentrate the Fund’s positioning within the intermediate sector of the yield curve allowed the Fund to participate in the massive rally through mid-year, yet limited the impact of rising rates later in the year. The Funds’ lower duration and market underweight in California and New York, the largest issuers within the Index, was a key differentiator during the market sell-off in the fourth quarter. The Fund did not have any material impact from the use of derivatives in 2016.

Q.	Were there any significant changes to the Fund during the period?

A.	The major change in the Fund impacting returns over the last twelve months was clearly the role active duration management played. The municipal market rally, which began in late 2015 and carried through October of 2016, contributed to a significant flattening of the yield curve. The Fund entered the year with risk levels one third of a year longer than the Bloomberg Barclays Municipal Bond Index and maintained an aggressive profile throughout the first three quarters of the year. In early October our belief that low absolute rates were unsustainable and did not represent a sufficient risk/reward proposition led to a reduction in duration to one third of a year less than the Index. When the market did correct post-election and tax-exempt yields rose by over 90 basis points, the Fund was well positioned to preserve capital, and outperform both its benchmark and peer group in a volatile, rising rate environment.

Elfun Tax-Exempt Income Fund	39

Elfun Tax-Exempt Income Fund

Understanding Your Fund’s Expenses — December 31, 2016 (Unaudited)

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in units of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2016.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Actual Fund Return	Hypothetical 5% Return (2.5% for the period)
Account value at the beginning of the period July 1, 2016	$1,000.00	$1,000.00
Account value at the end of the period December 31, 2016	$962.40	$1,024.13
Expenses paid during the period*	$0.99	$1.02

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.20%** (for the period July 1, 2016-December 31, 2016), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
**	May differ from expense ratio disclosed in the financial highlights, which is calculated based on the entire fiscal year’s data.

40	Elfun Tax-Exempt Income Fund

Elfun Tax-Exempt Income Fund

Performance Summary — December 31, 2016 (Unaudited)

Investment Profile

A mutual fund designed for investors who seek as high a level of current interest income exempt from federal income taxation as is available from a concentration of investments in municipal bonds consistent with prudent investment management and the preservation of capital. The Fund seeks to achieve its investment objective by investing primarily in investment-grade municipal obligations.

Morningstar Performance Comparison

Based on average annual returns for periods ended December 31, 2016

	1 Year	5 Year	10 Year
Number of funds in peer group	158	142	133
Peer group average annual total return	0.00%	3.42%	3.68%
Morningstar Category in peer group: Muni National Long

Quality Ratings

as of December 31, 2016 as a % of Fair Value (a)(b)

Moody’s / S&P /Rating*	Percentage of Fair Value
Aaa / AAA	10.3%
Aa / AA	49.7%
A / A	29.8%
Baa / BBB	3.7%
NR / Other	6.5%

100.0%

Sector Allocation as of December 31, 2016

Portfolio composition as a % of Investments of $1,493,401 (in thousands) as of December 31, 2016 (a)(b)

Average Annual Total Return for the periods ended December 31, 2016

(Inception date: 01/01/80)

	One Year	Five Year	Ten Year	Ending value of a $10,000 investment
Elfun Tax-Exempt Income Fund	0.42%	3.25%	4.19%	$15,076
Bloomberg Barclays U.S. Municipal Bond Index	0.25%	3.28%	4.25%	$15,158

Elfun Tax-Exempt Income Fund	41

Elfun Tax-Exempt Income Fund

Performance Summary, continued — December 31, 2016 (Unaudited)

(a)	Fair Value basis is inclusive of short-term investment in State Street Institutional U.S. Government Money Market Fund Class G Shares.

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

42	Elfun Tax-Exempt Income Fund

Elfun Tax-Exempt Income Fund

Schedule of Investments — December 31, 2016

	Principal Amount ($) or Shares	Fair Value $

Municipal Bonds and Notes - 96.5%†
Alaska - 0.2%
Alaska Housing Finance Corp. 5.00% due 12/01/27	2,500,000	2,826,275

Arizona - 3.0%
Arizona Board of Regents State University System Revenue 5.00% due 07/01/46	10,930,000	12,262,804
City of Phoenix 5.00% due 07/01/19	5,000,000	5,095,826
Phoenix Civic Improvement Corp. 5.00% due 07/01/30 (c)	5,400,000	6,427,188
Phoenix Civic Improvement Corp. (NPFG Insured) 5.50% due 07/01/23 - 07/01/24 (m)	7,260,000	8,842,772
Salt River Project Agricultural Improvement & Power District 5.00% due 12/01/21	10,000,000	11,209,500
University Medical Center Corp. 6.50% due 07/01/39 (l)	1,000,000	1,121,440

		44,959,530

Arkansas - 0.1%
University of Arkansas 5.00% due 11/01/46	1,250,000	1,414,650

California - 10.3%
California Educational Facilities Authority
5.25% due 10/01/39 (l)	5,000,000	5,342,850
6.13% due 10/01/36	1,500,000	1,749,540
California Health Facilities Financing Authority
4.00% due 11/15/41 - 10/01/47	6,500,000	6,353,065
5.50% due 08/15/26	5,000,000	5,655,150
6.00% due 07/01/39 (l)	5,000,000	5,499,900
6.50% due 10/01/33 (l)	3,500,000	3,818,185
California State Department of Water Resources
5.00% due 05/01/21 - 12/01/29	14,700,000	17,071,808
5.00% due 12/01/21 (k)	5,000	5,723
5.00% due 12/01/29 (l)	30,000	35,968
California State Public Works Board
5.00% due 10/01/28	1,500,000	1,679,370
5.13% due 10/01/31	2,000,000	2,235,060
5.25% due 09/01/29	10,160,000	11,741,607

	Principal Amount ($) or Shares	Fair Value $

6.00% due 04/01/26 (l)	8,475,000	9,341,060
California State University 4.00% due 11/01/45	5,900,000	5,973,160
Kaweah Delta Health Care District 4.00% due 06/01/45	2,500,000	2,483,125
Los Angeles Department of Water & Power
4.00% due 07/01/46	5,710,000	5,818,033
5.00% due 07/01/42 - 07/01/46	8,750,000	9,933,187
Los Angeles Harbor Department 5.00% due 08/01/26	8,000,000	8,674,240
San Diego Community College District 5.00% due 08/01/41 (l)	10,000,000	11,422,000
State of California
5.00% due 02/01/31 - 12/01/43	18,220,000	20,027,639
5.25% due 04/01/35 - 11/01/40	12,750,000	14,177,868
University of California 5.00% due 05/15/38	4,000,000	4,416,120

		153,454,658

Colorado - 1.7%
Metro Wastewater Reclamation District 5.00% due 04/01/27	1,730,000	1,975,764
Regional Transportation District
4.25% due 11/01/36	3,405,000	3,767,701
5.00% due 11/01/27 - 11/01/29	13,760,000	16,341,933
5.38% due 06/01/31	2,500,000	2,722,950

		24,808,348

Connecticut - 5.8%
Connecticut State Health & Educational Facility Authority 5.00% due 07/01/40 - 07/01/46	13,275,000	14,352,592
South Central Connecticut Regional Water Authority 5.00% due 08/01/27 - 08/01/37	3,695,000	4,243,046
State of Connecticut 5.00% due 01/01/22 - 05/15/27	15,600,000	17,798,054

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Tax-Exempt Income Fund	43

Elfun Tax-Exempt Income Fund

Schedule of Investments, continued — December 31, 2016

	Principal Amount ($) or Shares	Fair Value $

State of Connecticut Special Tax Revenue
4.00% due 09/01/36	10,000,000	10,168,100
5.00% due 11/01/26 - 09/01/34	35,250,000	39,555,922
Town of Fairfield 5.00% due 08/01/21	1,000,000	1,140,310

		87,258,024

Delaware - 1.7%
County of New Castle 5.00% due 07/15/33 - 07/15/39 (l)	10,000,000	10,581,400
Delaware State Health Facilities Authority 5.00% due 10/01/40	6,300,000	6,842,178
Delaware Transportation Authority 5.00% due 06/01/45	6,680,000	7,434,840
State of Delaware
5.00% due 07/01/28 (l)	825,000	919,512
5.00% due 07/01/28	175,000	194,231

		25,972,161

District of Columbia - 2.8%
District of Columbia
5.00% due 06/01/38	3,000,000	3,402,090
5.50% due 04/01/36	15,000,000	15,945,450
District of Columbia Water & Sewer Authority
5.00% due 10/01/39	15,000,000	17,067,000
5.25% due 10/01/29 (l)	5,000,000	5,347,350

		41,761,890

Florida - 1.2%
Brevard County Health Facilities Authority 7.00% due 04/01/39 (l)	1,000,000	1,121,800
City of Tampa Water & Wastewater System Revenue 5.00% due 10/01/27	8,560,000	9,698,737
County of Miami-Dade Special Obligation Revenue 4.00% due 10/01/39	7,750,000	7,768,212

		18,588,749

Georgia - 7.5%
Athens-Clarke County Unified Government Development Authority 5.00% due 06/15/31 (l)	6,050,000	6,375,490

	Principal Amount ($) or Shares	Fair Value $

Athens-Clarke County Unified Government Water & Sewerage Revenue 5.50% due 01/01/38 (l)	7,000,000	7,571,060
Atlanta Development Authority 5.25% due 07/01/40	8,925,000	10,211,449
City of Atlanta Department of Aviation 5.00% due 01/01/25 - 01/01/34	18,500,000	20,739,540
City of Atlanta Water & Wastewater Revenue
5.25% due 11/01/30	5,690,000	6,630,728
6.25% due 11/01/39 (l)	10,000,000	11,298,600
City of Atlanta Water & Wastewater Revenue (AGMC Insured)
5.75% due 11/01/27 - 11/01/30 (m)	9,500,000	12,343,035
DeKalb Newton & Gwinnett Counties Joint Development Authority 6.00% due 07/01/34	8,500,000	9,345,410
Municipal Electric Authority of Georgia
5.00% due 01/01/35	5,500,000	6,160,110
5.25% due 01/01/19	2,490,000	2,672,791
Richmond County Hospital Authority 4.00% due 01/01/36	2,855,000	2,879,696
State of Georgia
4.00% due 07/01/32	3,350,000	3,586,677
4.50% due 01/01/29 (l)	3,000,000	3,140,130
5.00% due 08/01/22 - 01/01/26 (l)	9,250,000	9,576,385

		112,531,101

Hawaii - 2.2%
City & County Honolulu Wastewater System Revenue 5.00% due 07/01/36	3,500,000	4,024,405
City & County of Honolulu 5.00% due 04/01/33 (l)	10,000,000	10,790,600
State of Hawaii Airports System Revenue 5.25% due 07/01/24	15,800,000	17,598,356

		32,413,361

Idaho - 0.3%
Idaho Health Facilities Authority 6.75% due 11/01/37	4,000,000	4,340,440

See Notes to Schedules of Investments and Notes to Financial Statements.

44	Elfun Tax-Exempt Income Fund

Elfun Tax-Exempt Income Fund

Schedule of Investments, continued — December 31, 2016

	Principal Amount ($) or Shares	Fair Value $

Illinois - 3.6%
City of Chicago O’Hare International Airport Revenue
5.00% due 01/01/41 - 01/01/46	3,000,000	3,278,750
5.25% due 01/01/42 (c)	8,000,000	9,019,280
5.63% due 01/01/35	5,000,000	5,601,800
5.75% due 01/01/39	11,500,000	12,952,450
Illinois State Toll Highway Authority
5.00% due 12/01/32	8,050,000	9,060,275
Metropolitan Pier & Exposition Authority (NPFG Insured)
5.40% due 06/15/19 (l)(m)	1,065,000	1,096,620
5.40% due 06/15/19 (m)	2,935,000	3,013,042
5.65% due 06/15/22 (k)(m)	375,000	433,402
5.65% due 06/15/22 (m)	3,930,000	4,314,511
Southwestern Illinois Development Authority (NPFG Insured) 5.00% due 10/01/21 (m)	4,000,000	4,493,600

		53,263,730

Indiana - 0.7%
Indiana Municipal Power Agency 5.50% due 01/01/27 (l)	2,500,000	2,703,950
Indianapolis Local Public Improvement Bond Bank 5.75% due 01/01/38	7,000,000	7,512,190

		10,216,140

Kentucky - 2.9%
Kentucky State Property & Building Commission 5.00% due 02/01/33 - 02/01/34	4,180,000	4,667,909
Kentucky State Property & Building Commission (AGC Insured)
5.25% due 02/01/27 (l)(m)	9,450,000	10,190,408
5.25% due 02/01/27 (m)	1,215,000	1,298,592
Louisville & Jefferson County Metropolitan Sewer District 5.00% due 05/15/30	14,340,000	16,089,623
University of Louisville 5.00% due 03/01/31 - 03/01/32	9,445,000	10,906,025

		43,152,557

	Principal Amount ($) or Shares	Fair Value $

Louisiana - 1.1%
City of New Orleans Sewerage Service Revenue 5.00% due 06/01/44 - 06/01/45	3,900,000	4,252,167
Louisiana Public Facilities Authority 5.00% due 05/15/47	1,000,000	1,075,780
State of Louisiana 5.00% due 09/01/19 (k)	10,050,000	10,948,470

		16,276,417

Maine - 0.3%
Maine Health & Higher Educational Facilities Authority
5.25% due 07/01/21 (l)	315,000	352,773
5.25% due 07/01/21	1,475,000	1,637,869
Maine Turnpike Authority
5.00% due 07/01/42	1,000,000	1,107,460
6.00% due 07/01/34 (l)	1,250,000	1,388,213

		4,486,315

Maryland - 2.7%
City of Baltimore 5.00% due 07/01/38	9,375,000	10,499,062
County of Prince George’s 5.00% due 09/15/24 - 09/15/25	8,790,000	10,015,596
Maryland Economic Development Corp. 5.75% due 06/01/35	3,000,000	3,223,800
Maryland Health & Higher Educational Facilities Authority 5.00% due 07/01/34 - 08/15/41	3,300,000	3,551,081
State of Maryland 5.00% due 11/01/18	4,000,000	4,273,840
Washington Suburban Sanitary Commission 4.50% due 06/01/26 (l)	8,470,000	8,866,820

		40,430,199

Massachusetts - 4.3%
Commonwealth of Massachusetts 5.00% due 06/15/27	14,000,000	16,363,900
Massachusetts Department of Transportation 5.00% due 01/01/37	10,000,000	10,733,600

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Tax-Exempt Income Fund	45

Elfun Tax-Exempt Income Fund

Schedule of Investments, continued — December 31, 2016

	Principal Amount ($) or Shares	Fair Value $

Massachusetts Development Finance Agency 5.50% due 11/15/36 (l)	4,000,000	4,312,118
Massachusetts Health & Educational Facilities Authority
5.00% due 07/01/34	7,500,000	8,049,300
5.75% due 07/01/39 (l)	5,000,000	5,299,000
Massachusetts School Building Authority 5.00% due 08/15/28	5,000,000	5,678,550
Massachusetts Water Resources Authority
5.00% due 08/01/32	4,140,000	4,683,209
5.00% due 08/01/41 (l)	3,000,000	3,412,440
6.50% due 07/15/19 (k)	5,905,000	6,260,009

		64,792,126

Michigan - 1.5%
Lansing Board of Water & Light 5.00% due 07/01/37	3,500,000	3,841,250
State of Michigan 5.00% due 03/15/27	4,415,000	5,240,870
State of Michigan (AGMC Insured) 5.25% due 09/15/27 (l)(m)	5,000,000	5,146,950
State of Michigan Trunk Line Revenue 5.50% due 11/01/18	6,000,000	6,451,080
University of Michigan Revenue 5.00% due 04/01/46	1,000,000	1,149,840

		21,829,990

Minnesota - 0.2%
Minnesota Municipal Power Agency Electric Revenue 5.00% due 10/01/47	2,250,000	2,506,725
Saint Cloud Health Care Revenue 5.00% due 05/01/46	1,000,000	1,099,180

		3,605,905

Missouri - 1.9%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District 5.00% due 10/01/44	8,010,000	8,946,930
Health & Educational Facilities Authority of the State of Missouri 4.00% due 11/15/42 - 01/01/50	6,000,000	5,966,440

	Principal Amount ($) or Shares	Fair Value $

Kansas City Sanitary Sewer System Revenue 4.00% due 01/01/40	1,725,000	1,791,965
Metropolitan St. Louis Sewer District
5.00% due 05/01/45	1,500,000	1,704,045
5.00% due 05/01/46	1,500,000	1,710,885
Missouri Highway & Transportation Commission 5.00% due 05/01/21	4,610,000	5,102,440
Missouri Joint Municipal Electric Utility Commission 5.00% due 01/01/34	1,950,000	2,154,106
Missouri State Environmental Improvement & Energy Resources Authority 5.00% due 01/01/24	525,000	526,559

		27,903,370

New Jersey - 6.7%
New Jersey Economic Development Authority
5.00% due 06/15/41	7,250,000	7,199,177
5.25% due 06/15/40	4,000,000	4,081,880
5.50% due 12/15/29	5,000,000	5,351,000
New Jersey Educational Facilities Authority
4.00% due 07/01/34 - 07/01/35	2,000,000	2,012,575
5.50% due 09/01/30 - 09/01/33	14,700,000	15,496,542
6.00% due 12/01/17 (k)	5,720,000	5,972,309
New Jersey Health Care Facilities Financing Authority 4.00% due 07/01/41	8,200,000	7,991,574
New Jersey Health Care Facilities Financing Authority (AGMC Insured) 4.13% due 07/01/38 (m)	6,215,000	6,097,599
New Jersey Higher Education Student Assistance Authority 5.63% due 06/01/30	7,500,000	8,096,625
New Jersey State Turnpike Authority
5.00% due 01/01/33 - 01/01/45	18,500,000	20,472,825
5.25% due 01/01/40	10,000,000	10,612,400
New Jersey Transportation Trust Fund Authority
5.00% due 06/15/45	2,250,000	2,239,785
5.25% due 06/15/36	5,000,000	5,063,000

		100,687,291

See Notes to Schedules of Investments and Notes to Financial Statements.

46	Elfun Tax-Exempt Income Fund

Elfun Tax-Exempt Income Fund

Schedule of Investments, continued — December 31, 2016

	Principal Amount ($) or Shares	Fair Value $

New Mexico - 0.7%
New Mexico Finance Authority 5.00% due 06/15/18 - 06/15/23	9,200,000	9,927,774

		9,927,774

New York - 8.4%
Long Island Power Authority 6.00% due 05/01/33 (l)	7,500,000	8,287,200
Metropolitan Transportation Authority 5.00% due 11/15/29 - 11/15/36	7,750,000	8,800,395
New York City Transitional Finance Authority Building Aid Revenue 5.50% due 07/15/31	10,000,000	10,586,200
New York City Transitional Finance Authority Future Tax Secured Revenue
4.00% due 05/01/42	5,000,000	5,129,050
5.00% due 11/01/21 - 02/01/41	25,000,000	27,945,750
New York Liberty Development Corp.
5.00% due 11/15/44	5,000,000	5,411,350
5.13% due 01/15/44	10,000,000	10,827,700
New York State Dormitory Authority
4.00% due 07/01/40	1,000,000	1,001,090
5.00% due 03/15/36 - 10/01/45	10,000,000	12,163,800
5.50% due 05/01/37 (l)	2,500,000	2,733,950
6.00% due 07/01/40 (l)	2,000,000	2,295,240
New York State Thruway Authority 5.00% due 05/01/19	6,000,000	6,464,520
New York State Urban Development Corp. 5.50% due 01/01/19	9,000,000	9,724,950
Triborough Bridge & Tunnel Authority
5.00% due 11/15/26 (l)	6,170,000	6,589,498
5.00% due 11/15/26	3,830,000	4,082,359
Westchester County Healthcare Corp.
6.13% due 11/01/37 (l)	2,220,000	2,578,397
6.13% due 11/01/37	280,000	312,435

		124,933,884

North Carolina - 1.7%
Cape Fear Public Utility Authority 4.00% due 08/01/33	1,800,000	1,924,020

	Principal Amount ($) or Shares	Fair Value $

City of Charlotte 5.00% due 06/01/23	4,320,000	4,788,202
City of Charlotte Water & Sewer System Revenue 5.00% due 07/01/38	5,000,000	5,242,300
North Carolina Capital Facilities Finance Agency 4.00% due 10/01/44	2,000,000	2,051,900
North Carolina Eastern Municipal Power Agency 5.00% due 01/01/26 (l)	5,000,000	5,359,000
North Carolina Medical Care Commission 4.00% due 06/01/42	1,500,000	1,515,210
State of North Carolina 4.75% due 05/01/30	4,130,000	4,447,597

		25,328,229

Ohio - 4.5%
American Municipal Power Inc.
5.00% due 02/15/38 (l)	4,705,000	4,904,915
5.00% due 02/15/38	295,000	304,573
City of Cincinnati Water System Revenue 5.00% due 12/01/36	2,500,000	2,816,325
City of Columbus
5.00% due 07/01/26 (l)	15,130,000	17,849,012
5.00% due 08/15/29 -08/15/30	2,925,000	3,427,019
City of Columbus Sewerage Revenue
4.50% due 06/01/32 (l)	700,000	721,770
4.75% due 06/01/31 (l)	5,000,000	5,166,700
Cuyahoga Community College District 5.00% due 08/01/26 (l)	1,800,000	1,986,156
Northeast Ohio Regional Sewer District 5.00% due 11/15/38	12,000,000	13,321,320
Ohio Higher Educational Facility Commission 6.25% due 05/01/38 (l)	5,000,000	5,447,000
Ohio State Turnpike Commission 5.25% due 02/15/39	6,000,000	6,773,520
University of Cincinnati 5.00% due 06/01/46	4,000,000	4,497,680

		67,215,990

Oklahoma - 0.6%
Oklahoma Capital Improvement Authority 5.00% due 07/01/28 - 07/01/29	5,000,000	5,798,520

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Tax-Exempt Income Fund	47

Elfun Tax-Exempt Income Fund

Schedule of Investments, continued — December 31, 2016

	Principal Amount ($) or Shares	Fair Value $

Oklahoma Turnpike Authority 5.00% due 01/01/28	3,500,000	3,883,600

		9,682,120

Oregon - 0.1%
Eugene Water Revenue 4.00% due 08/01/45	1,850,000	1,910,939

Pennsylvania - 3.5%
City of Philadelphia Water & Wastewater Revenue 5.00% due 01/01/36	8,000,000	8,754,800
Delaware River Port Authority 5.00% due 01/01/29	5,000,000	5,690,450
Pennsylvania State University 5.00% due 09/01/41	1,200,000	1,367,448
Pennsylvania Turnpike Commission
5.00% due 06/01/29 (l)	10,000,000	10,851,001
5.00% due 12/01/32	1,500,000	1,658,940
5.25% due 06/01/39 (l)	4,595,000	5,007,401
5.25% due 06/01/39	4,905,000	5,232,114
6.00% due 12/01/34 (l)	3,545,000	4,114,220
6.00% due 12/01/34	8,455,000	9,650,960
Philadelphia Gas Works Co. 4.00% due 10/01/37	500,000	494,415

		52,821,749

Rhode Island - 0.7%
Rhode Island Commerce Corp. 5.00% due 06/15/31	5,000,000	5,719,750
Rhode Island Health & Educational Building Corp.
6.25% due 09/15/34 (l)	1,300,000	1,408,849
6.50% due 09/15/28 (l)	1,000,000	1,087,900
Rhode Island Infrastructure Bank Water Pollution Control Revenue 5.00% due 10/01/28	2,200,000	2,604,624

		10,821,123

South Carolina - 2.6%
Piedmont Municipal Power Agency 5.00% due 01/01/25	2,315,000	2,591,781
Piedmont Municipal Power Agency (AGC Insured) 5.75% due 01/01/34 (m)	5,500,000	6,262,080
South Carolina State Public Service Authority
5.00% due 12/01/37 - 12/01/38	12,000,000	13,289,640
5.50% due 01/01/38 (l)	14,970,000	16,204,221

		38,347,722

	Principal Amount ($) or Shares	Fair Value $

Tennessee - 1.1%
County of Shelby 5.00% due 03/01/21	3,500,000	3,843,140
State of Tennessee 5.00% due 05/01/19 (l)	1,000,000	1,050,900
Tennessee State School Bond Authority 5.00% due 11/01/40	10,000,000	11,340,700

		16,234,740

Texas - 8.0%
City of Austin Water & Wastewater System Revenue 5.00% due 11/15/42 - 11/15/45	18,595,000	20,635,344
City of Houston Utility System Revenue
5.00% due 05/15/28 - 11/15/33	10,470,000	11,847,035
5.25% due 11/15/30 - 11/15/31	12,000,000	13,496,660
County of Harris 5.00% due 08/15/41	3,000,000	3,406,440
Dallas Area Rapid Transit 5.00% due 12/01/41	3,160,000	3,566,313
Dallas/Fort Worth International Airport 5.25% due 11/01/29	5,000,000	5,755,750
Harris County-Houston Sports Authority 5.00% due 11/15/30	2,000,000	2,270,700
Judson Independent School District 4.00% due 02/01/45	2,625,000	2,672,985
North Texas Tollway Authority
5.00% due 09/01/31 - 01/01/39	4,500,000	5,010,035
5.75% due 01/01/38 - 01/01/40 (l)	20,245,000	21,164,123
5.75% due 01/01/40	1,230,000	1,279,385
6.00% due 01/01/38	5,000,000	5,678,750
Texas Transportation Commission State Highway Fund 5.00% due 04/01/23	9,750,000	11,401,162
The University of Texas System 5.00% due 08/15/26 (h)	10,000,000	12,190,800

		120,375,482

Utah - 0.8%
Utah State Board of Regents 5.00% due 11/01/30	4,000,000	4,389,800

See Notes to Schedules of Investments and Notes to Financial Statements.

48	Elfun Tax-Exempt Income Fund

Elfun Tax-Exempt Income Fund

Schedule of Investments, continued — December 31, 2016

	Principal Amount ($) or Shares	Fair Value $

Utah Transit Authority 5.00% due 06/15/42	7,500,000	8,232,375

		12,622,175

Virginia - 1.1%
County of Henrico Water & Sewer Revenue 5.00% due 05/01/46	2,530,000	2,903,251
Virginia Resources Authority
4.00% due 11/01/41	5,585,000	5,796,336
5.00% due 11/01/46	1,720,000	1,966,631
5.25% due 11/01/38 (h)(l)	2,390,000	2,558,519
5.25% due 11/01/38 (h)	2,610,000	2,778,397

		16,003,134

Total Municipal Bonds and Notes (Cost $1,389,923,769)		1,443,198,288

	Principal Amount ($) or Shares	Fair Value $

Short-Term Investments - 3.4%
State Street Institutional U.S. Government Money Market Fund - Class G Shares 0.46% (Cost $50,202,639) (d)(h)(p)	50,202,639	50,202,639

Total Investments (Cost $1,440,126,408)		1,493,400,927

Other Assets and Liabilities, net - 0.1%		1,847,075

NET ASSETS - 100.0%		1,495,248,002

Affiliate Table

	Number of Shares Held at 12/31/15	Value at 12/31/15	Shares Purchased	Shares Sold	Number of Shares Held at 12/31/16	Value at 12/31/16	Dividend/ Interest Income	Realized Gain (Loss)
State Street Institutional U.S. Government Money Market Fund	39,963,872	39,963,873	476,000,147	465,761,380	50,202,639	$50,202,639	$90,074	$—

						$50,202,639	$90,074	$—

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Tax-Exempt Income Fund	49

Elfun Income Fund

Portfolio Management Discussion and Analysis — December 31, 2016 (Unaudited)

Q.	How did the Elfun Income Fund perform compared to its benchmark for the twelve-month period ended December 31, 2016?

A.	For the twelve-month period ended December 31, 2016, the Elfun Income Fund returned 3.52%. The Bloomberg Barclays U.S. Aggregate Bond Index, the Fund’s benchmark, returned 2.65% and the Fund’s Morningstar peer group of 993 U.S. Intermediate-Term Funds returned an average of 3.24% over the same period.

Q.	What market factors affected the Fund’s performance?

A.	The two primary market factors that affected the Fund’s performance were the movement in interest rates and credit spreads over the period. U.S. Treasury yields fell in the first half of 2016 as the timing of a Federal Reserve rate hike was pushed out due to slow growth expectations. The U.S. Treasury 10 year note yield hit a low of 1.35% in July from 2.28% at the start of the year. Rates jumped higher after the November elections. President-elect Trump’s proposal for fiscal stimulus, tax cuts and regulatory reform increased investors’ growth outlook and increased the probability of a rate hike which was met in December when the Federal Open Market Committee raised its Fed Funds target to 0.5-0.75%. The 10-year treasury yield ended the year at 2.45%. Credit spreads spiked early in the year but then steadily tightened from mid-February of 2016 until year-end. The option-adjusted spread (“OAS”) on the Bloomberg Barclays US Credit Index peaked at +200 basis points (bps) in February and finished the year at +118 bps, down -40 bps for the year. Similarly, the OAS on the Bloomberg Barclays US High Yield Index reached +840 bps before dropping to +410 bps by year-end (down -220 bps for the year).

Q.	What were the primary drivers of Fund performance?

A.	The largest driver of the Fund’s outperformance versus its benchmark came from its relative sector allocation. Exposure to high yield (not in the benchmark) added over +65 bps as the Ba/B rated high yield market returned over +14%. The overweight in investment grade credit added roughly +25 bps due to tightening spreads. The Fund’s duration and curve positioning biased towards lower rates in the first half and a steeper curve in the second half contributed roughly +30 bps. Security selection in investment grade credit and commercial mortgage-backed securities (“CMBS”) added slightly to performance. The use of CDXHY (high yield credit swap) as a hedge against the cash positions detracted roughly -10 bps.

Q.	Were there any significant changes to the Fund during the period?

A.	The Fund’s duration positioning was biased long relative to the benchmark in the first half of the year then was reduced to neutral in the third quarter and maintained throughout the rest of the year. In general, the credit risk of the Fund was reduced during the year. The spread duration targets (excess above the index) for CMBS, investment grade and high-yield credit were cut nearly in half as credit spreads tightened during the year.

50	Elfun Income Fund

Elfun Income Fund

Understanding Your Fund’s Expenses — December 31, 2016 (Unaudited)

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in units of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2016.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Actual Fund Return	Hypothetical 5% Return (2.5% for the period)
Account value at the beginning of the period July 1, 2016	$1,000.00	$1,000.00
Account value at the end of the period December 31, 2016	$982.90	$1,023.53
Expenses paid during the period*	$1.59	$1.63

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.32%** (for the period July 1, 2016-December 31, 2016), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
**	May differ from expense ratio disclosed in the financial highlights, which is calculated based on the entire fiscal year’s data.

Elfun Income Fund	51

Elfun Income Fund

Performance Summary — December 31, 2016 (Unaudited)

Investment Profile

A mutual fund designed for investors who seek a high level of income consistent with prudent investment management and the preservation of capital. The Fund seeks to achieve its investment objective by investing at least 80% of its net assets under normal circumstances in debt securities. The Fund invests primarily in a variety of investment-grade debt securities, such as mortgage-backed securities, corporate bonds, U.S. Government securities and money market instruments.

Morningstar Performance Comparison

Based on average annual returns for periods ended December 31, 2016

	1 Year	5 Year	10 Year
Number of funds in peer group	993	899	794
Peer group average annual total return	3.24%	2.67%	3.89%
Morningstar Category in peer group: U.S. Intermediate-Term Bond

Quality Ratings

as of December 31, 2016 as a % of Fair Value (a)(b)

Moody’s/S&P/Rating*	Percentage of Fair Value
Aaa / AAA	15.0%
Aa / AA	47.3%
A / A	9.3%
Baa / BBB	18.0%
Ba / BB and lower	7.8%
NR / Other	2.6%
100.0%

Sector Allocation as of December 31, 2016

Portfolio composition as a % of Fair Value of $313,782 (in thousands) as of December 31, 2016 (a)(b)

Average Annual Total Return for the periods ended December 31, 2016

(Inception date: 12/31/84)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
Elfun Income Fund	3.52%	2.86%	4.22%	$15,117
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%	2.23%	4.34%	$15,300

52	Elfun Income Fund

Elfun Income Fund

Performance Summary, continued — December 31, 2016 (Unaudited)

(a)	Fair Value basis is inclusive of short-term investment in State Street Institutional U.S. Government Money Market Fund Class G Shares.

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Elfun Income Fund	53

Elfun Income Fund

Schedule of Investments — December 31, 2016

	Principal Amount ($) or Shares	Fair Value $

Bonds and Notes - 99.2%†
U.S. Treasuries - 19.8%
U.S. Treasury Bond 2.88% due 11/15/46 (h)	5,364,000	5,166,042
U.S. Treasury Notes
0.75% due 09/30/18 (h)	6,084,400	6,042,247
0.88% due 10/15/18 - 06/15/19 (h)	10,334,400	10,241,033
1.00% due 10/15/19 (h)	200,000	197,769
1.25% due 10/31/21 (h)	18,347,500	17,773,645
1.38% due 08/31/23 - 09/30/23 (h)	7,899,000	7,474,392
2.00% due 11/15/26 (h)	2,250,000	2,161,328
2.13% due 11/30/23 (h)	5,729,200	5,684,174

		54,740,630

Agency Mortgage Backed - 28.9%
Federal Home Loan Mortgage Corp.
4.50% due 06/01/33 - 02/01/35	15,020	16,176
5.00% due 07/01/35 - 06/01/41	1,072,586	1,192,300
5.50% due 05/01/20 - 04/01/39	322,857	367,286
6.00% due 04/01/17 - 11/01/37	619,443	713,157
6.50% due 07/01/29	2,010	2,271
7.00% due 01/01/27 - 08/01/36	119,853	132,772
7.50% due 11/01/29 - 09/01/33	8,058	8,550
8.00% due 11/01/30	4,290	4,821
Federal National Mortgage Assoc.
3.00% due 02/01/43 - 10/01/46 (h)	12,663,647	12,641,564
3.50% due 11/01/42 - 08/01/45 (h)	1,358,445	1,399,034
4.00% due 05/01/19 - 03/01/41	915,142	964,832
4.00% due 01/01/41 - 03/01/44 (h)	4,415,966	4,666,130
4.50% due 05/01/18 - 01/01/41	4,387,006	4,722,702
5.00% due 07/01/20 - 06/01/41	1,755,318	1,946,499
5.50% due 06/01/20 - 01/01/39	1,252,756	1,390,203
6.00% due 05/01/19 - 08/01/35	1,112,468	1,274,809
6.00% due 05/01/41 (h)	1,308,391	1,495,524
6.50% due 07/01/17 - 08/01/36	148,439	166,719

	Principal Amount ($) or Shares	Fair Value $
6.50% due 08/01/28 (h)	1,745	1,974
7.00% due 04/01/17 - 02/01/34	15,617	16,558
7.50% due 12/01/26 - 12/01/33	65,143	71,997
8.00% due 06/01/24 - 01/01/33	9,584	10,083
8.00% due 09/01/25 - 10/01/31 (h)	11,254	12,799
8.50% due 04/01/30 (h)	3,722	4,630
9.00% due 12/01/17 - 12/01/22	4,588	4,952
Federal National Mortgage Assoc. 1.60% + 12 month USD LIBOR 2.72% due 04/01/37 (i)	2,686	2,747
Federal National Mortgage Assoc. TBA
2.50% due 01/01/32 (c)	3,135,786	3,139,235
3.00% due 01/01/32 (c)	2,351,840	2,412,517
3.50% due 01/01/47 (c)	16,340,620	16,737,697
Government National Mortgage Assoc.
3.50% due 05/20/43	2,235,125	2,332,505
4.00% due 01/20/41 - 04/20/43	2,590,373	2,770,259
4.50% due 08/15/33 - 03/20/41	1,268,897	1,368,763
5.00% due 08/15/33	65,335	71,819
6.00% due 04/15/27 - 09/15/36	288,865	334,543
6.50% due 04/15/19 - 09/15/36	110,805	126,133
7.00% due 11/15/27 - 10/15/36	66,096	71,918
7.50% due 03/15/23 - 11/15/31	29,099	30,228
8.00% due 09/15/27 - 06/15/30	30,333	31,541
8.50% due 10/15/17	379	380
9.00% due 11/15/17 - 12/15/21	1,596	1,763
3.00% TBA (c)	5,822,385	5,891,089
3.50% TBA (c)	8,733,578	9,072,441
4.00% TBA (c)	375,000	398,025
5.00% TBA (c)	1,167,000	1,274,364
5.50% TBA (c)	435,000	484,590

		79,780,899

Agency Collateralized Mortgage Obligations - 1.5%
Collateralized Mortgage Obligation Trust 0.01% due 11/01/18 (d)(f)	231	230

See Notes to Schedules of Investments and Notes to Financial Statements.

54	Elfun Income Fund

Elfun Income Fund

Schedule of Investments, continued — December 31, 2016

	Principal Amount ($) or Shares	Fair Value $

Federal Home Loan Mortgage Corp. 0.08% due 09/25/43 (g)(i)	1,253,611	2,651
Federal Home Loan Mortgage Corp. REMIC
3.50% due 11/15/24 - 11/15/30 (g)	700,073	57,347
5.50% due 06/15/33 (g)	59,230	11,950
8.00% due 04/15/20	165	167
Federal Home Loan Mortgage Corp. REMIC 6.00% - 1 month USD LIBOR 5.30% due 08/15/43 (g)(i)	1,907,581	397,089
Federal Home Loan Mortgage Corp. REMIC 6.10% - 1 month USD LIBOR 5.40% due 06/15/41 - 08/15/46 (g)(i)	4,657,559	712,172
Federal Home Loan Mortgage Corp. REMIC 6.20% - 1 month USD LIBOR 5.50% due 10/15/42 (g)(i)	1,420,653	276,468
Federal Home Loan Mortgage Corp. REMIC 6.60% - 1 month USD LIBOR 5.90% due 08/15/25 (g)(i)	284,079	29,091
Federal Home Loan Mortgage Corp. STRIPS
1.47% due 08/01/27 (d)(f)	1,164	940
8.00% due 02/01/23 - 07/01/24 (g)	4,173	751
Federal Home Loan Mortgage Corp. STRIPS 5.95% - 1 month USD LIBOR 5.25% due 08/15/43 - 03/15/44 (g)(i)	3,225,986	650,426
Federal National Mortgage Assoc. REMIC
0.51% due 12/25/22 (d)(f)	2,225	1,641
1.22% due 12/25/42 (g)(i)	287,401	13,914
5.00% due 02/25/40 - 09/25/40 (g)	323,729	36,763
8.00% due 05/25/22 (g)	5	91
Federal National Mortgage Assoc. REMIC 6.00% - 1 month USD LIBOR 5.24% due 07/25/38 - 08/25/42 (g)(i)	5,275,790	1,062,121
Federal National Mortgage Assoc. REMIC 6.60% - 1 month USD LIBOR 5.84% due 10/25/43 (g)(i)	1,323,337	307,298

	Principal Amount ($) or Shares	Fair Value $
Federal National Mortgage Assoc. STRIPS
1.87% due 12/25/34 (d)(f)	64,653	56,193
4.50% due 08/25/35 - 01/25/36 (g)	133,539	24,874
5.00% due 03/25/38 - 05/25/38 (g)	72,845	14,005
5.50% due 12/25/33 (g)	19,574	3,877
6.00% due 01/25/35 (g)	71,174	14,415
7.50% due 11/25/23 (g)	11,834	2,027
8.00% due 08/25/23 - 07/25/24 (g)	8,147	1,641
8.50% due 03/25/17 - 07/25/22 (g)	2,066	243
9.00% due 05/25/22 (g)	1,690	210
Government National Mortgage Assoc.
4.50% due 10/20/37 - 08/16/39 (g)	378,453	24,172
5.00% due 10/20/37 - 09/20/38 (g)	188,897	7,310
Government National Mortgage Assoc. 6.25% - 1 month USD LIBOR 5.51% due 02/20/40 (g)(i)	1,492,828	252,252
Government National Mortgage Assoc. 6.80% - 1 month USD LIBOR 6.09% due 01/16/40 (g)(i)	374,553	64,356

		4,026,685

Asset Backed - 0.1%
Chase Funding Trust 2004-1 3.99% due 11/25/33 (j)	240,201	247,129

Corporate Notes - 41.5%
21st Century Fox America Inc.
3.38% due 11/15/26 (b)	225,000	220,228
3.70% due 10/15/25	79,000	79,854
4.75% due 11/15/46 (b)	54,000	54,055
4.95% due 10/15/45	42,000	43,081
6.65% due 11/15/37	248,000	304,716
ABB Finance USA Inc. 1.63% due 05/08/17	392,000	392,624
Abbott Laboratories
2.90% due 11/30/21	450,000	448,932
3.75% due 11/30/26	315,000	312,653
4.90% due 11/30/46	135,000	138,286
AbbVie Inc.
2.00% due 11/06/18	423,000	423,886
3.20% due 05/14/26	315,000	299,263
4.45% due 05/14/46	105,000	100,341
4.70% due 05/14/45	85,000	83,236

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Income Fund	55

Elfun Income Fund

Schedule of Investments, continued — December 31, 2016

	Principal Amount ($) or Shares	Fair Value $

ACCO Brands Corp.
5.25% due 12/15/24 (b)	167,000	168,149
6.75% due 04/30/20	426,000	447,300
Actavis Funding SCS
1.30% due 06/15/17	489,000	488,726
3.00% due 03/12/20	208,000	210,780
3.45% due 03/15/22	292,000	296,092
3.80% due 03/15/25	33,000	32,997
4.75% due 03/15/45	45,000	44,094
Aetna Inc.
2.40% due 06/15/21	227,000	225,769
3.20% due 06/15/26	227,000	224,233
3.50% due 11/15/24	260,000	263,463
Aflac Inc. 4.00% due 10/15/46	150,000	142,642
Agrium Inc. 4.90% due 06/01/43	189,000	187,944
Alibaba Group Holding Ltd. 4.50% due 11/28/34	205,000	202,364
Altria Group Inc.
2.63% due 09/16/26	138,000	130,482
2.95% due 05/02/23	210,000	209,642
3.88% due 09/16/46	85,000	78,281
4.50% due 05/02/43	114,000	115,645
America Movil SAB de C.V.
3.13% due 07/16/22	205,000	201,648
5.00% due 03/30/20	317,000	338,769
American Axle & Manufacturing Inc.
6.25% due 03/15/21	279,000	288,067
6.63% due 10/15/22	84,000	86,621
American Campus Communities Operating Partnership LP
3.35% due 10/01/20	167,000	169,637
4.13% due 07/01/24	124,000	126,991
American Electric Power Company Inc. 2.95% due 12/15/22	332,000	333,733
American Express Co. 3.63% due 12/05/24	8,000	8,023
American International Group Inc.
3.75% due 07/10/25	232,000	233,197
4.50% due 07/16/44	83,000	81,686
4.80% due 07/10/45	133,000	137,777
American Tower Corp. (REIT)
3.38% due 10/15/26	225,000	212,687
3.40% due 02/15/19	513,000	524,070
AmeriGas Partners LP/AmeriGas Finance Corp.
5.63% due 05/20/24	83,000	84,868
5.88% due 08/20/26	125,000	126,875

	Principal Amount ($) or Shares	Fair Value $
Amgen Inc.
2.20% due 05/22/19	433,000	436,235
4.40% due 05/01/45	45,000	43,100
4.56% due 06/15/48 (b)	156,000	150,586
Amkor Technology Inc. 6.63% due 06/01/21	429,000	440,797
Anadarko Petroleum Corp.
4.85% due 03/15/21	24,000	25,713
6.60% due 03/15/46	25,000	30,779
Anheuser-Busch InBev Finance Inc.
2.65% due 02/01/21	415,000	416,904
3.65% due 02/01/26	334,000	338,552
4.90% due 02/01/46	215,000	230,853
Anheuser-Busch InBev Worldwide Inc. 2.50% due 07/15/22	515,000	506,311
Anthem Inc. 3.30% due 01/15/23	211,000	210,425
Apache Corp. 5.10% due 09/01/40	132,000	137,858
Apple Inc.
3.25% due 02/23/26	207,000	206,813
3.45% due 02/09/45	211,000	185,843
3.85% due 08/04/46	179,000	171,140
4.65% due 02/23/46	10,000	10,777
Aramark Services Inc.
5.13% due 01/15/24 (b)	208,000	214,500
5.75% due 03/15/20	105,000	107,231
Archer-Daniels-Midland Co. 2.50% due 08/11/26	356,000	335,761
Ascension Health 4.85% due 11/15/53	103,000	112,062
AstraZeneca PLC
2.38% due 11/16/20	147,000	146,385
3.38% due 11/16/25	209,000	207,268
4.38% due 11/16/45	83,000	83,143
AT&T Inc.
2.45% due 06/30/20	418,000	414,793
3.00% due 06/30/22	224,000	219,645
3.40% due 05/15/25	214,000	205,988
4.45% due 04/01/24	319,000	332,173
4.50% due 05/15/35	208,000	200,657
4.75% due 05/15/46	45,000	42,553
4.80% due 06/15/44	163,000	153,738
Bank of America Corp.
1.70% due 08/25/17	1,050,000	1,051,370
2.50% due 10/21/22	223,000	215,423
2.60% due 01/15/19	147,000	148,205
2.63% due 04/19/21	204,000	202,426
3.25% due 10/21/27	624,000	594,757
3.95% due 04/21/25	251,000	249,548
4.10% due 07/24/23	218,000	227,484

See Notes to Schedules of Investments and Notes to Financial Statements.

56	Elfun Income Fund

Elfun Income Fund

Schedule of Investments, continued — December 31, 2016

	Principal Amount ($) or Shares	Fair Value $

4.18% due 11/25/27	224,000	223,800
4.25% due 10/22/26	222,000	224,361
Barclays Bank PLC 2.25% due 05/10/17 (b)	1,186,000	1,188,891
Barclays PLC 5.25% due 08/17/45	205,000	219,491
Barrick Gold Corp. 4.10% due 05/01/23	66,000	67,637
Barrick North America Finance LLC 5.70% due 05/30/41	45,000	45,852
Baxalta Inc. 2.88% due 06/23/20	221,000	220,816
Berkshire Hathaway Energy Co. 6.13% due 04/01/36	127,000	158,368
Berkshire Hathaway Inc. 4.50% due 02/11/43	3,000	3,184
Berry Plastics Corp. 5.13% due 07/15/23	260,000	264,550
BHP Billiton Finance USA Ltd. 5.00% due 09/30/43	72,000	80,268
Biogen Inc. 2.90% due 09/15/20	83,000	83,996
BMW US Capital LLC
2.00% due 04/11/21 (b)	315,000	308,871
2.80% due 04/11/26 (b)	225,000	216,357
BP Capital Markets PLC
1.38% due 05/10/18	211,000	210,318
3.12% due 05/04/26	225,000	219,429
3.22% due 11/28/23	224,000	225,976
Brixmor Operating Partnership LP 4.13% due 06/15/26	134,000	133,406
Buckeye Partners LP
3.95% due 12/01/26	134,000	130,534
5.60% due 10/15/44	63,000	63,686
Burlington Northern Santa Fe LLC 3.65% due 09/01/25	145,000	151,587
CalAtlantic Group Inc. 5.25% due 06/01/26	250,000	243,750
Calpine Corp.
5.75% due 01/15/25	251,000	242,215
5.88% due 01/15/24 (b)	565,000	589,012
Capital One Financial Corp. 4.20% due 10/29/25	416,000	416,829
Caterpillar Inc. 4.30% due 05/15/44	133,000	137,637
Catholic Health Initiatives
2.60% due 08/01/18	125,000	126,201
4.35% due 11/01/42	130,000	115,266
CBL & Associates LP 5.95% due 12/15/26	225,000	226,323

	Principal Amount ($) or Shares	Fair Value $
CBS Corp. 2.90% due 01/15/27	225,000	208,385
CCO Holdings LLC/CCO Holdings Capital Corp. 5.88% due 04/01/24 (b)	248,000	264,740
Celgene Corp. 3.88% due 08/15/25	110,000	111,430
5.00% due 08/15/45	253,000	262,554
CenturyLink Inc. 5.80% due 03/15/22	378,000	386,365
Cequel Communications Holdings I LLC/Cequel Capital Corp. 5.13% due 12/15/21 (b)	484,000	492,470
Charter Communications Operating LLC/Charter Communications Operating Capital
3.58% due 07/23/20	313,000	319,112
4.91% due 07/23/25	313,000	329,470
6.38% due 10/23/35	42,000	47,890
6.48% due 10/23/45	83,000	95,789
Chevron Corp. 3.19% due 06/24/23	207,000	211,807
Chevron Phillips Chemical Company LLC/Chevron Phillips Chemical Company LP 3.40% due 12/01/26 (b)	314,000	312,989
Chubb INA Holdings Inc.
2.30% due 11/03/20	226,000	225,772
3.35% due 05/03/26	180,000	182,065
4.35% due 11/03/45	87,000	91,710
Cigna Corp. 3.25% due 04/15/25	417,000	405,603
Cinemark USA Inc. 4.88% due 06/01/23	180,000	182,250
Cisco Systems Inc. 2.50% due 09/20/26	222,000	210,818
Citigroup Inc.
1.55% due 08/14/17	428,000	428,286
1.75% due 05/01/18	419,000	418,048
1.85% due 11/24/17	200,000	200,366
2.05% due 12/07/18	378,000	377,879
4.65% due 07/30/45	66,000	69,429
4.75% due 05/18/46	225,000	224,820
CMS Energy Corp. 4.88% due 03/01/44	209,000	223,632
CNA Financial Corp. 5.88% due 08/15/20	326,000	359,877
CNH Industrial N.V. 4.50% due 08/15/23	250,000	246,875
CNOOC Nexen Finance 2014 ULC 4.25% due 04/30/24	423,000	432,770

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Income Fund	57

Elfun Income Fund

Schedule of Investments, continued — December 31, 2016

	Principal Amount ($) or Shares	Fair Value $

Columbia Pipeline Group Inc. 3.30% due 06/01/20	134,000	136,428
Comcast Corp.
3.38% due 08/15/25	244,000	245,149
4.20% due 08/15/34	206,000	210,106
4.60% due 08/15/45	210,000	219,700
ConocoPhillips Co.
3.35% due 11/15/24	116,000	115,188
5.95% due 03/15/46	45,000	55,581
Consolidated Edison Company of New York Inc. 2.90% due 12/01/26	225,000	220,764
Corporation Andina de Fomento 4.38% due 06/15/22	604,000	640,759
Credit Suisse AG 1.70% due 04/27/18	411,000	410,036
Credit Suisse Group Funding Guernsey Ltd. 3.80% due 06/09/23	470,000	468,972
CSX Corp. 4.50% due 08/01/54	124,000	121,252
CVS Health Corp.
3.88% due 07/20/25	195,000	200,902
5.13% due 07/20/45	312,000	347,039
Daimler Finance North America LLC 2.38% due 08/01/18 (b)	628,000	632,619
Dana Financing Luxembourg Sarl 6.50% due 06/01/26 (b)	250,000	261,250
Danaher Corp. 4.38% due 09/15/45	62,000	64,463
Danone S.A.
2.08% due 11/02/21 (b)	200,000	194,030
2.59% due 11/02/23 (b)	200,000	192,483
2.95% due 11/02/26 (b)	200,000	190,191
Delphi Automotive PLC 4.40% due 10/01/46	113,000	103,619
Deutsche Bank AG 2.85% due 05/10/19	227,000	225,945
Deutsche Telekom International Finance BV
1.95% due 09/19/21 (b)	450,000	433,198
2.49% due 09/19/23 (b)	450,000	429,343
Devon Energy Corp.
5.00% due 06/15/45	90,000	88,246
5.85% due 12/15/25	171,000	194,034
Dexia Credit Local S.A. 2.25% due 01/30/19 (b)	843,000	845,411
Diageo Investment Corp. 2.88% due 05/11/22	229,000	230,130
Diamond 1 Finance Corp./Diamond 2 Finance Corp.
3.48% due 06/01/19 (b)	450,000	459,247

	Principal Amount ($) or Shares	Fair Value $
4.42% due 06/15/21 (b)	225,000	232,621
6.02% due 06/15/26 (b)	113,000	122,254
8.35% due 07/15/46 (b)	90,000	110,646
Discover Bank 3.10% due 06/04/20	291,000	294,289
Dollar General Corp.
1.88% due 04/15/18	410,000	410,469
3.25% due 04/15/23	179,000	176,451
4.15% due 11/01/25	119,000	122,280
Dominion Resources Inc. 3.63% due 12/01/24	198,000	198,998
DTE Energy Co. 2.85% due 10/01/26	135,000	125,224
Duke Energy Corp. 3.75% due 09/01/46	135,000	121,270
Duke Energy Progress LLC 4.15% due 12/01/44	125,000	123,937
Eastman Chemical Co. 3.60% due 08/15/22	94,000	96,287
Ecopetrol S.A. 5.88% due 05/28/45	104,000	89,856
Electricite de France S.A. 2.15% due 01/22/19 (b)	224,000	224,421
Eli Lilly & Co. 3.70% due 03/01/45	41,000	38,811
Emera US Finance LP
3.55% due 06/15/26 (b)	162,000	159,020
4.75% due 06/15/46 (b)	45,000	45,292
Enbridge Inc. 4.25% due 12/01/26	134,000	137,004
Encana Corp. 3.90% due 11/15/21	223,000	224,601
Energy Transfer Equity LP 5.88% due 01/15/24	677,000	699,002
Energy Transfer Partners LP 6.50% due 02/01/42	228,000	245,937
Entergy Louisiana LLC 3.05% due 06/01/31	134,000	126,608
Enterprise Products Operating LLC
3.70% due 02/15/26	220,000	220,495
3.95% due 02/15/27	483,000	494,047
EOG Resources Inc. 4.15% due 01/15/26	280,000	292,625
ERP Operating LP 4.50% due 07/01/44	83,000	84,178
Exelon Corp. 4.45% due 04/15/46	196,000	191,486
Express Scripts Holding Co.
3.40% due 03/01/27	226,000	211,416
4.80% due 07/15/46	68,000	64,981
Exxon Mobil Corp.
2.22% due 03/01/21	126,000	125,969

See Notes to Schedules of Investments and Notes to Financial Statements.

58	Elfun Income Fund

Elfun Income Fund

Schedule of Investments, continued — December 31, 2016

	Principal Amount ($) or Shares	Fair Value $

3.04% due 03/01/26	98,000	97,725
FedEx Corp. 4.10% due 02/01/45	2,000	1,869
Five Corners Funding Trust 4.42% due 11/15/23 (b)	457,000	482,599
Florida Power & Light Co. 4.13% due 02/01/42	133,000	136,157
Ford Motor Co. 4.35% due 12/08/26	448,000	452,055
Ford Motor Credit Company LLC 3.22% due 01/09/22	440,000	434,644
Frontier Communications Corp.
7.13% due 03/15/19	443,000	469,026
11.00% due 09/15/25	310,000	320,075
General Dynamics Corp. 2.13% due 08/15/26	222,000	204,760
General Motors Co. 5.20% due 04/01/45	42,000	40,412
General Motors Financial Company Inc.
3.15% due 01/15/20	292,000	293,655
3.20% due 07/13/20	834,000	835,930
5.25% due 03/01/26	225,000	236,631
Gilead Sciences Inc.
1.95% due 03/01/22	134,000	129,516
3.65% due 03/01/26	235,000	237,946
3.70% due 04/01/24	223,000	228,637
4.15% due 03/01/47	85,000	80,566
4.80% due 04/01/44	94,000	97,422
Grupo Televisa SAB 5.00% due 05/13/45	204,000	172,814
Halliburton Co.
3.80% due 11/15/25	210,000	213,054
5.00% due 11/15/45	125,000	135,302
HCA Inc.
4.75% due 05/01/23	521,000	533,374
6.50% due 02/15/20	222,000	242,868
Hess Corp.
4.30% due 04/01/27	114,000	113,308
5.60% due 02/15/41	90,000	91,438
5.80% due 04/01/47	68,000	70,446
Honeywell International Inc.
1.40% due 10/30/19	173,000	171,316
2.50% due 11/01/26	530,000	501,934
HSBC Holdings PLC
2.65% due 01/05/22	422,000	412,519
4.25% due 03/14/24	222,000	225,326
4.38% due 11/23/26	200,000	201,192
HSBC USA Inc. 2.35% due 03/05/20	248,000	245,901
Hyundai Capital America 2.13% due 10/02/17 (b)	189,000	189,349

	Principal Amount ($) or Shares	Fair Value $
Illinois Tool Works Inc. 3.50% due 03/01/24	216,000	224,068
ING Bank N.V. 2.70% due 08/17/20 (b)	200,000	200,562
Ingersoll-Rand Luxembourg Finance S.A. 3.55% due 11/01/24	291,000	294,919
Ingles Markets Inc. 5.75% due 06/15/23	551,000	566,152
Intel Corp.
2.45% due 07/29/20	208,000	210,779
2.60% due 05/19/26	131,000	126,511
International Business Machines Corp. 3.63% due 02/12/24	200,000	208,032
International Paper Co. 4.40% due 08/15/47	238,000	224,458
Interstate Power & Light Co. 3.40% due 08/15/25	415,000	418,533
JB Poindexter & Company Inc. 9.00% due 04/01/22 (b)	120,000	126,000
JBS USA LUX S.A./JBS USA Finance Inc. 5.75% due 06/15/25 (b)	261,000	264,262
Jefferies Group LLC
5.13% due 01/20/23	168,000	175,653
6.50% due 01/20/43	140,000	143,832
JPMorgan Chase & Co.
2.30% due 08/15/21	447,000	438,312
2.55% due 10/29/20	207,000	206,687
3.30% due 04/01/26	224,000	219,775
3.63% due 12/01/27	135,000	130,762
JPMorgan Chase & Co. 3.32% + 3 month USD LIBOR
5.00% due 12/29/49 (i)	158,000	157,605
JPMorgan Chase & Co. 3.33% + 3 month USD LIBOR
6.10% due 10/29/49 (i)	500,000	505,937
KB Home 7.00% due 12/15/21	422,000	445,210
Kellogg Co. 4.50% due 04/01/46	33,000	32,184
Kinder Morgan Energy Partners LP
3.50% due 09/01/23	137,000	134,978
6.38% due 03/01/41	89,000	96,392
Kinder Morgan Inc.
3.05% due 12/01/19	83,000	84,151
5.05% due 02/15/46	89,000	87,937
5.55% due 06/01/45	125,000	131,236
Kraft Heinz Foods Co.
2.80% due 07/02/20	237,000	239,087
3.00% due 06/01/26	171,000	160,305

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Income Fund	59

Elfun Income Fund

Schedule of Investments, continued — December 31, 2016

	Principal Amount ($) or Shares	Fair Value $

4.38% due 06/01/46	239,000	224,447
Kreditanstalt fuer Wiederaufbau 4.50% due 07/16/18	238,000	249,311
L Brands Inc. 5.63% due 02/15/22	443,000	472,902
Lee Enterprises Inc. 9.50% due 03/15/22 (b)	347,000	367,820
Lennar Corp.
4.50% due 11/15/19	349,000	362,524
4.75% due 05/30/25	174,000	169,650
Levi Strauss & Co. 5.00% due 05/01/25	259,000	259,000
Lincoln National Corp. 3.63% due 12/12/26	204,000	203,218
Lockheed Martin Corp.
3.55% due 01/15/26	222,000	226,509
4.70% due 05/15/46	94,000	102,040
Lowe’s Companies Inc. 3.70% due 04/15/46	314,000	292,472
LYB International Finance BV 4.88% due 03/15/44	67,000	69,255
Macy’s Retail Holdings Inc. 4.30% due 02/15/43	134,000	110,239
Marathon Oil Corp.
3.85% due 06/01/25	112,000	108,469
5.90% due 03/15/18	112,000	116,931
6.00% due 10/01/17	455,000	468,569
Marathon Petroleum Corp. 3.63% due 09/15/24	192,000	189,389
Marsh & McLennan Companies Inc. 3.50% due 03/10/25	205,000	206,137
McDonald’s Corp.
3.70% due 01/30/26	265,000	269,427
4.88% due 12/09/45	87,000	93,001
Medtronic Inc.
2.50% due 03/15/20	125,000	126,330
3.50% due 03/15/25	400,000	411,352
4.63% due 03/15/45	135,000	145,699
Memorial Sloan-Kettering Cancer Center 4.13% due 07/01/52	165,000	158,969
Merck & Company Inc. 2.75% due 02/10/25	215,000	210,823
MetLife Inc. 4.72% due 12/15/44	128,000	135,942
MGM Resorts International
4.63% due 09/01/26	167,000	160,738
5.25% due 03/31/20	258,000	272,835
6.63% due 12/15/21	431,000	481,642
Microsoft Corp.
1.55% due 08/08/21	445,000	431,205
2.40% due 08/08/26	536,000	505,870

	Principal Amount ($) or Shares	Fair Value $
3.45% due 08/08/36	135,000	128,077
3.70% due 08/08/46	135,000	126,822
4.00% due 02/12/55	217,000	204,753
Mizuho Bank Ltd. 2.45% due 04/16/19 (b)	508,000	509,953
Mizuho Financial Group Inc. 2.63% due 04/12/21 (b)	205,000	202,681
Molson Coors Brewing Co.
2.10% due 07/15/21	313,000	304,555
3.00% due 07/15/26	167,000	157,632
4.20% due 07/15/46	94,000	87,461
Monsanto Co. 4.70% due 07/15/64	53,000	47,632
Morgan Stanley
2.45% due 02/01/19	205,000	206,334
2.63% due 11/17/21	450,000	444,152
2.65% due 01/27/20	210,000	210,857
3.70% due 10/23/24	106,000	107,131
3.95% due 04/23/27	417,000	412,161
4.10% due 05/22/23	365,000	374,298
Morgan Stanley 1.4% + 3 month USD LIBOR
2.28% due 10/24/23 (i)	446,000	450,956
Mylan N.V.
3.15% due 06/15/21 (b)	106,000	103,936
3.95% due 06/15/26 (b)	110,000	102,798
National Retail Properties Inc. 4.00% due 11/15/25	208,000	211,764
NCL Corporation Ltd.
4.63% due 11/15/20 (b)	217,000	220,798
4.75% due 12/15/21 (b)	112,000	111,931
Newell Brands Inc.
3.85% due 04/01/23	226,000	234,188
4.20% due 04/01/26	225,000	234,530
5.50% due 04/01/46	135,000	154,689
Newmont Mining Corp. 4.88% due 03/15/42	158,000	147,985
Nexen Energy ULC 6.40% due 05/15/37	94,000	111,408
Noble Energy Inc. 3.90% due 11/15/24	249,000	250,598
Northern States Power Co. 2.20% due 08/15/20	417,000	417,339
Northrop Grumman Corp. 3.85% due 04/15/45	49,000	46,386
Novartis Capital Corp.
3.00% due 11/20/25	34,000	33,714
4.00% due 11/20/45	142,000	143,004
NRG Energy Inc. 6.25% due 07/15/22	257,000	257,642
Occidental Petroleum Corp.
3.50% due 06/15/25	226,000	228,896
4.10% due 02/15/47	112,000	108,862

See Notes to Schedules of Investments and Notes to Financial Statements.

60	Elfun Income Fund

Elfun Income Fund

Schedule of Investments, continued — December 31, 2016

	Principal Amount ($) or Shares	Fair Value $

Omnicom Group Inc. 3.63% due 05/01/22	170,000	174,412
Oracle Corp.
1.90% due 09/15/21	222,000	216,730
2.40% due 09/15/23	151,000	146,117
2.65% due 07/15/26	315,000	298,548
2.95% due 05/15/25	80,000	78,317
4.00% due 07/15/46	135,000	128,856
4.13% due 05/15/45	85,000	82,211
Owens & Minor Inc. 3.88% due 09/15/21	415,000	415,559
Owens-Brockway Glass Container Inc. 6.38% due 08/15/25 (b)	200,000	211,000
Pacific Gas & Electric Co. 3.40% due 08/15/24	617,000	629,723
PacifiCorp 6.25% due 10/15/37	8,000	10,346
Penn National Gaming Inc. 5.88% due 11/01/21	261,000	272,092
PepsiCo Inc.
3.10% due 07/17/22	105,000	107,755
3.45% due 10/06/46	112,000	101,804
4.25% due 10/22/44	123,000	126,770
Perrigo Company PLC 2.30% due 11/08/18	444,000	443,323
Perrigo Finance Unlimited Co.
3.50% due 03/15/21	225,000	227,161
3.90% due 12/15/24	223,000	218,030
Petroleos Mexicanos
3.50% due 01/30/23	197,000	180,846
4.50% due 01/23/26	224,000	204,064
5.38% due 03/13/22 (b)	225,000	230,396
5.63% due 01/23/46	83,000	68,890
6.38% due 02/04/21 (b)	165,000	175,725
6.38% due 01/23/45	112,000	101,920
6.50% due 03/13/27 (b)	225,000	232,088
6.75% due 09/21/47 (b)	180,000	170,064
PetSmart Inc. 7.13% due 03/15/23 (b)	331,000	337,620
Pfizer Inc.
3.00% due 12/15/26	184,000	181,454
4.13% due 12/15/46	113,000	114,705
4.40% due 05/15/44	131,000	138,092
Philip Morris International Inc. 4.13% due 03/04/43	209,000	201,852
Plains All American Pipeline LP/PAA Finance Corp. 4.70% due 06/15/44	90,000	80,048
PNC Bank NA 2.40% due 10/18/19	440,000	443,845
Potash Corporation of Saskatchewan Inc. 4.00% due 12/15/26	314,000	315,527

	Principal Amount ($) or Shares	Fair Value $
PPL Capital Funding Inc. 3.10% due 05/15/26	450,000	429,875
Precision Castparts Corp. 4.38% due 06/15/45	125,000	131,203
Prologis LP
3.75% due 11/01/25	208,000	212,848
Prudential Financial Inc. 3.03% + 3 month USD LIBOR 5.38% due 05/15/45 (i)	209,000	213,703
Public Service Electric & Gas Co. 2.38% due 05/15/23	436,000	425,681
PulteGroup Inc.
4.25% due 03/01/21	80,000	81,800
5.50% due 03/01/26	250,000	248,125
QUALCOMM Inc. 4.80% due 05/20/45	67,000	71,459
Realty Income Corp. 3.00% due 01/15/27	310,000	291,409
Regency Energy Partners LP/Regency Energy Finance Corp. 4.50% due 11/01/23	180,000	182,462
Reynolds American Inc.
4.45% due 06/12/25	350,000	369,071
5.85% due 08/15/45	56,000	66,189
Rio Tinto Finance USA PLC 4.13% due 08/21/42	103,000	100,970
Rogers Communications Inc. 5.00% due 03/15/44	75,000	80,078
Royal Bank of Canada 1.20% due 09/19/17	663,000	662,110
Royal Bank of Scotland Group PLC 3.88% due 09/12/23	222,000	212,939
Ryder System Inc. 2.45% due 09/03/19	507,000	509,583
Santander Bank NA 2.00% due 01/12/18	258,000	257,864
Santander UK Group Holdings PLC
3.13% due 01/08/21	265,000	264,381
4.75% due 09/15/25 (b)	200,000	195,800
Schlumberger Holdings Corp.
3.00% due 12/21/20 (b)	170,000	173,461
4.00% due 12/21/25 (b)	164,000	171,640
Shell International Finance BV
2.88% due 05/10/26	224,000	216,241
3.40% due 08/12/23	452,000	463,336
Shire Acquisitions Investments Ireland DAC
2.40% due 09/23/21	245,000	236,443
2.88% due 09/23/23	245,000	232,590
3.20% due 09/23/26	221,000	206,233
Sinclair Television Group Inc. 5.38% due 04/01/21	452,000	465,560

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Income Fund	61

Elfun Income Fund

Schedule of Investments, continued — December 31, 2016

	Principal Amount ($) or Shares	Fair Value $

Southern California Edison Co. 2.40% due 02/01/22	165,000	164,360
Southern Copper Corp. 5.88% due 04/23/45	89,000	87,226
Spectra Energy Partners LP
3.38% due 10/15/26	223,000	212,974
4.50% due 03/15/45	89,000	84,463
Sprint Corp. 7.63% due 02/15/25	472,000	496,190
Standard Industries Inc. 5.38% due 11/15/24 (b)	516,000	530,190
Statoil ASA 3.95% due 05/15/43	104,000	99,002
Sumitomo Mitsui Banking Corp.
1.35% due 07/11/17	255,000	254,746
1.95% due 07/23/18	319,000	318,720
Sumitomo Mitsui Financial Group Inc. 2.63% due 07/14/26	360,000	334,027
Sunoco LP/Sunoco Finance Corp. 5.50% due 08/01/20	173,000	176,460
SUPERVALU Inc. 6.75% due 06/01/21	433,000	437,330
T-Mobile USA Inc. 6.63% due 04/01/23	431,000	456,860
Tampa Electric Co. 4.35% due 05/15/44	204,000	203,672
Target Corp. 2.50% due 04/15/26	225,000	214,339
Teachers Insurance & Annuity Association of America 4.90% due 09/15/44 (b)	290,000	313,103
Telecom Italia S.p.A. 5.30% due 05/30/24 (b)	646,000	629,850
Tenet Healthcare Corp.
4.75% due 06/01/20	158,000	158,790
6.00% due 10/01/20	416,000	433,680
Tesoro Corp. 5.13% due 12/15/26 (b)	126,000	127,436
Teva Pharmaceutical Finance Netherlands III BV
3.15% due 10/01/26	134,000	123,353
4.10% due 10/01/46	102,000	87,226
The Allstate Corp.
3.28% due 12/15/26	314,000	314,568
4.20% due 12/15/46	90,000	91,655
The Allstate Corp. 2.94% + 3 month USD LIBOR 5.75% due 08/15/53 (i)	235,000	242,966
The Bank of New York Mellon Corp. 3.00% due 10/30/28	312,000	296,129

	Principal Amount ($) or Shares	Fair Value $
The Bank of New York Mellon Corp. 3.13% + 3 month USD LIBOR 4.63% due 12/29/49 (i)	445,000	408,207
The Bank of Tokyo-Mitsubishi UFJ Ltd. 2.30% due 03/10/19 (b)	600,000	600,009
The Coca-Cola Co. 2.88% due 10/27/25	221,000	217,780
The Dow Chemical Co. 4.25% due 10/01/34	213,000	209,603
The Goldman Sachs Group Inc.
2.35% due 11/15/21	445,000	431,923
2.38% due 01/22/18	501,000	503,921
2.63% due 01/31/19 - 04/25/21	487,000	486,878
2.90% due 07/19/18	179,000	181,442
4.25% due 10/21/25	69,000	70,000
4.80% due 07/08/44	204,000	213,757
5.15% due 05/22/45	209,000	219,384
The Home Depot Inc.
3.35% due 09/15/25	292,000	299,161
3.50% due 09/15/56	158,000	137,961
The Korea Development Bank 3.38% due 09/16/25	205,000	205,359
The Kroger Co. 2.95% due 11/01/21	291,000	292,532
The ServiceMaster Company LLC 5.13% due 11/15/24 (b)	42,000	42,630
The Southern Co.
3.25% due 07/01/26	315,000	306,116
4.40% due 07/01/46	135,000	133,260
The Southern Co. 3.63% + 3 month USD LIBOR 5.50% due 03/15/57 (i)	224,000	226,254
The Toronto-Dominion Bank 2.21% + 5 year USD LIBOR 3.63% due 09/15/31 (i)	134,000	131,659
The Travelers Companies Inc. 3.75% due 05/15/46	90,000	84,742
The Walt Disney Co.
1.85% due 07/30/26	149,000	134,062
4.13% due 06/01/44	65,000	67,062
Time Inc. 5.75% due 04/15/22 (b)	433,000	448,155
Time Warner Cable LLC
4.50% due 09/15/42	42,000	37,969
6.55% due 05/01/37	123,000	139,040
Time Warner Inc.
3.80% due 02/15/27	291,000	288,444
5.35% due 12/15/43	259,000	273,429
TransCanada PipeLines Ltd. 4.88% due 01/15/26	12,000	13,333

See Notes to Schedules of Investments and Notes to Financial Statements.

62	Elfun Income Fund

Elfun Income Fund

Schedule of Investments, continued — December 31, 2016

	Principal Amount ($) or Shares	Fair Value $

Tyco Electronics Group S.A. 2.35% due 08/01/19	413,000	414,051
Tyson Foods Inc. 2.65% due 08/15/19	83,000	83,755
U.S. Bancorp 3.49% + 3 month USD LIBOR 5.13% due 12/29/49 (i)	417,000	425,340
UBS Group Funding Jersey Ltd. 2.95% due 09/24/20 (b)	200,000	199,938
United Technologies Corp.
1.95% due 11/01/21	223,000	218,385
2.65% due 11/01/26	173,000	165,863
3.75% due 11/01/46	78,000	74,070
UnitedHealth Group Inc.
2.70% due 07/15/20	275,000	278,937
4.75% due 07/15/45	182,000	200,092
Universal Health Services Inc. 5.00% due 06/01/26 (b)	167,000	162,825
Vale Overseas Ltd.
4.38% due 01/11/22	114,000	112,005
5.88% due 06/10/21	227,000	237,783
6.25% due 08/10/26	113,000	117,520
6.88% due 11/10/39	65,000	63,213
Ventas Realty LP 3.25% due 10/15/26	225,000	213,155
Verizon Communications Inc.
1.75% due 08/15/21	446,000	427,446
2.63% due 08/15/26	333,000	306,077
4.40% due 11/01/34	208,000	204,982
4.67% due 03/15/55	146,000	137,252
4.86% due 08/21/46	208,000	210,355
5.05% due 03/15/34	353,000	371,193
5.15% due 09/15/23	229,000	252,951
Viacom Inc.
2.25% due 02/04/22	225,000	211,228
3.45% due 10/04/26	135,000	124,582
Virgin Media Finance PLC 5.75% due 01/15/25 (b)	435,000	436,087
Virginia Electric & Power Co. 4.00% due 11/15/46	225,000	223,838
Visa Inc.
3.15% due 12/14/25	265,000	265,795
4.30% due 12/14/45	124,000	130,613
Volkswagen Group of America Finance LLC 0.44% + 3 month USD LIBOR 1.35% due 11/20/17 (b)(i)	206,000	205,469
W.R. Grace & Co.
5.13% due 10/01/21 (b)	160,000	166,800
5.63% due 10/01/24 (b)	428,000	449,400
Wabtec Corp. 3.45% due 11/15/26 (b)	224,000	214,999

	Principal Amount ($) or Shares	Fair Value $
Wal-Mart Stores Inc. 4.30% due 04/22/44	179,000	188,516
Walgreens Boots Alliance Inc. 4.65% due 06/01/46	68,000	68,868
WEC Energy Group Inc. 3.55% due 06/15/25	179,000	182,189
Wells Fargo & Co.
3.00% due 10/23/26	445,000	423,095
3.90% due 05/01/45	112,000	106,013
4.30% due 07/22/27	167,000	171,507
4.40% due 06/14/46	135,000	128,944
4.75% due 12/07/46	224,000	226,094
Wells Fargo & Co. 3.11% + 3 month USD LIBOR 5.90% due 12/29/49 (i)	273,000	274,365
Wells Fargo & Co. 3.99% + 3 month USD LIBOR 5.88% due 12/29/49 (i)	290,000	304,471
Western Digital Corp. 7.38% due 04/01/23 (b)	40,000	44,000
Westlake Chemical Corp.
3.60% due 08/15/26 (b)	215,000	206,491
5.00% due 08/15/46 (b)	64,000	63,096
Williams Partners LP
3.90% due 01/15/25	358,000	350,674
4.90% due 01/15/45	68,000	62,732
5.40% due 03/04/44	42,000	40,633
Windstream Services LLC
6.38% due 08/01/23	400,000	357,000
WPP Finance 2010 3.75% due 09/19/24	415,000	417,161
XLIT Ltd. 5.25% due 12/15/43	175,000	180,517
XPO Logistics Inc. 6.50% due 06/15/22 (b)	250,000	262,500
Zimmer Biomet Holdings Inc. 3.55% due 04/01/25	208,000	202,328

		114,692,822

Non-Agency Collateralized Mortgage Obligations - 6.0%
American Tower Trust #1 (REIT) 1.55% due 03/15/43 (b)	627,000	626,431
Banc of America Commercial Mortgage Trust 2007-1 5.48% due 01/15/49 (i)	542,000	541,249
Banc of America Commercial Mortgage Trust 2007-4 5.75% due 02/10/51 (i)	24,038	24,370
Banc of America Commercial Mortgage Trust 2008-1 6.24% due 02/10/51 (i)	120,932	124,052

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Income Fund	63

Elfun Income Fund

Schedule of Investments, continued — December 31, 2016

	Principal Amount ($) or Shares	Fair Value $

Banc of America Merrill Lynch Commercial Mortgage Inc. 2005-1 5.35% due 11/10/42 (i)	69,604	69,537
Bear Stearns Commercial Mortgage Securities Trust 2007-PW18 6.09% due 06/11/50 (i)	430,000	443,798
CFCRE Commercial Mortgage Trust 2016-C7 3.84% due 12/10/54	387,769	399,943
Citigroup Commercial Mortgage Trust 2014-GC23 4.51% due 07/10/47 (b)(i)	430,000	358,563
Citigroup Commercial Mortgage Trust 2015-GC33 3.17% due 09/10/58	200,411	139,858
Citigroup Commercial Mortgage Trust 2016-P5 2.94% due 10/10/49	399,397	386,651
Citigroup Commercial Mortgage Trust 2016-P6
3.72% due 12/10/49 (i)	778,118	802,731
4.03% due 12/10/49 (i)	336,823	344,970
COMM 2013-CR12 Mortgage Trust 5.08% due 10/10/46 (b)(i)	100,000	86,863
COMM 2013-LC13 Mortgage Trust 4.56% due 08/10/46 (b)(i)	170,000	182,530
COMM 2014-CR14 Mortgage Trust 4.53% due 02/10/47 (i)	240,000	257,224
COMM 2014-CR19 Mortgage Trust 4.72% due 08/10/47 (b)(i)	195,777	155,121
COMM 2015-CR23 Mortgage Trust 4.26% due 05/10/48 (i)	197,046	179,332
COMM 2015-CR24 Mortgage Trust 3.46% due 08/10/48 (i)	401,080	295,093
COMM 2015-PC1 Mortgage Trust 4.59% due 07/10/50 (i)	196,196	193,112
CSAIL 2015-C2 Commercial Mortgage Trust 4.21% due 06/15/57 (i)	135,000	96,075
CSAIL 2015-C3 Commercial Mortgage Trust 3.36% due 08/15/48 (i)	240,335	177,948
GS Mortgage Securities Trust 2011-GC5 3.00% due 08/10/44	7,450	7,446

	Principal Amount ($) or Shares	Fair Value $
GS Mortgage Securities Trust 2015-GC28 1.16% due 02/10/48 (g)(i)	2,713,026	164,417
GS Mortgage Securities Trust 2015-GC32 3.35% due 07/10/48	220,408	163,816
GS Mortgage Securities Trust 2015-GC34 2.98% due 10/10/48	460,912	328,936
GS Mortgage Securities Trust 2015-GS1 3.27% due 11/10/48	362,028	277,033
GS Mortgage Securities Trust 2016-GS3 3.40% due 10/10/49 (i)	408,000	393,727
GS Mortgage Securities Trust II 2012-GCJ9 2.29% due 11/10/45 (g)(i)	934,968	74,696
Impac CMB Trust 2004-5 0.72% + 1 month USD LIBOR 1.48% due 10/25/34 (i)	111,159	106,082
JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9 1.82% due 12/15/47 (g)(i)	1,177,386	73,478
JP Morgan Chase Commercial Mortgage Securities Trust 2007-CB18 5.44% due 06/12/47	81,855	81,798
JPMBB Commercial Mortgage Securities Trust 2013-C12 4.03% due 07/15/45 (i)	125,000	131,470
JPMBB Commercial Mortgage Securities Trust 2013-C17 4.89% due 01/15/47 (b)(i)	112,726	101,268
JPMBB Commercial Mortgage Securities Trust 2014-C18 4.81% due 02/15/47 (b)(i)	125,901	105,527
JPMBB Commercial Mortgage Securities Trust 2014-C19 4.67% due 04/15/47 (b)(i)	100,000	83,523
JPMBB Commercial Mortgage Securities Trust 2015-C29 3.70% due 05/15/48 (i)	394,870	280,315
JPMBB Commercial Mortgage Securities Trust 2015-C30 4.31% due 07/15/48 (i)	400,742	350,744
LB-UBS Commercial Mortgage Trust 2004-C8 0.42% due 12/15/39 (b)(g)(i)	140,347	391
LB-UBS Commercial Mortgage Trust 2007-C6
6.11% due 07/15/40 (i)	243,078	249,466

See Notes to Schedules of Investments and Notes to Financial Statements.

64	Elfun Income Fund

Elfun Income Fund

Schedule of Investments, continued — December 31, 2016

	Principal Amount ($) or Shares	Fair Value $

6.11% due 07/15/40 (b)	520,000	526,900
MASTR Alternative Loan Trust 2003-5 5.00% due 08/25/18 (g)	13,399	224
Morgan Stanley Bank of America Merrill Lynch Trust 2014-C18 3.39% due 10/15/47 (b)	843,762	589,221
Morgan Stanley Bank of America Merrill Lynch Trust 2014-C19 3.25% due 12/15/47 (b)	242,461	182,767
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C20 1.40% due 02/15/48 (g)(i)	3,106,078	234,362
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C21 0.98% due 03/15/48 (g)(i)	3,713,451	214,194
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C22 4.24% due 04/15/48 (b)(i)	791,221	607,915
Morgan Stanley Bank of America Merrill Lynch Trust 2016-C28 3.00% due 01/15/49 (b)	166,120	111,841
Morgan Stanley Capital I Trust 2006-IQ11 6.23% due 10/15/42 (i)	250,000	247,891
Morgan Stanley Capital I Trust 2006-T21 5.27% due 10/12/52 (i)	102,486	102,432
Morgan Stanley Capital I Trust 2007-IQ16 6.05% due 12/12/49 (i)	430,000	441,083
Morgan Stanley Capital I Trust 2008-T29 6.28% due 01/11/43 (i)	210,000	217,128
Morgan Stanley Capital I Trust 2015-MS1 4.03% due 05/15/48 (b)(i)	270,000	203,341
Morgan Stanley Capital I Trust 2016-UBS9
1.25% due 03/15/49 (g)(i)	2,967,528	231,911
3.00% due 03/15/49 (b)	239,000	178,668
Wells Fargo Commercial Mortgage Trust 2015-C26 1.31% due 02/15/48 (g)(i)	3,076,585	234,692
Wells Fargo Commercial Mortgage Trust 2015-C29 4.22% due 06/15/48 (i)	327,315	249,561
Wells Fargo Commercial Mortgage Trust 2015-C30 4.50% due 09/15/58 (b)(i)	200,306	156,556
Wells Fargo Commercial Mortgage Trust 2015-LC22 4.54% due 09/15/58 (i)	200,550	156,260

	Principal Amount ($) or Shares	Fair Value $
Wells Fargo Commercial Mortgage Trust 2015-NXS2 4.25% due 07/15/58 (i)	200,441	147,951
Wells Fargo Commercial Mortgage Trust 2016-C33 3.12% due 03/15/59 (b)	176,460	122,550
Wells Fargo Mortgage Backed Securities Trust 2006-3 5.50% due 03/25/36	47,452	—
WFRBS Commercial Mortgage Trust 2013-C17 4.26% due 12/15/46	235,000	249,372
WFRBS Commercial Mortgage Trust 2014-C19 4.23% due 03/15/47 (b)	400,926	323,454
WFRBS Commercial Mortgage Trust 2014-C22 3.91% due 09/15/57 (b)(i)	535,456	399,231
WFRBS Commercial Mortgage Trust 2014-C24 3.69% due 11/15/47 (b)	769,611	469,841
WFRBS Commercial Mortgage Trust 2014-C25 3.80% due 11/15/47 (b)(i)	96,000	67,015
WFRBS Commercial Mortgage Trust 2014-LC14
4.35% due 03/15/47 (i)	533,000	565,312
4.59% due 03/15/47 (b)(i)	590,543	468,583
WFRBS Commercial Mortgage Trust 2015-C31 3.85% due 11/15/48	100,165	72,746

		16,632,586

Sovereign Bonds - 0.7%
Government of Colombia 2.63% due 03/15/23	323,000	304,427
Government of Mexico
3.60% due 01/30/25	319,000	307,516
4.00% due 10/02/23	136,000	136,313
4.75% due 03/08/44	254,000	230,886
Government of Panama 4.00% due 09/22/24	200,000	203,500
Government of Peru
4.13% due 08/25/27	123,000	127,766
5.63% due 11/18/50	67,000	75,878
Government of Philippines
3.95% due 01/20/40	200,000	196,902
4.20% due 01/21/24	200,000	215,000

		1,798,188

Municipal Bonds and Notes - 0.7%
American Municipal Power Inc. 6.27% due 02/15/50	250,000	303,187

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Income Fund	65

Elfun Income Fund

Schedule of Investments, continued — December 31, 2016

	Principal Amount ($) or Shares	Fair Value $

Municipal Electric Authority of Georgia 6.64% due 04/01/57	267,000	331,136
New Jersey Transportation Trust Fund Authority 6.88% due 12/15/39	165,000	177,002
Port Authority of New York & New Jersey 4.46% due 10/01/62	470,000	475,358
South Carolina State Public Service Authority 6.45% due 01/01/50	175,000	230,807
State of California 5.70% due 11/01/21	280,000	322,874
State of Illinois 5.10% due 06/01/33	125,000	110,478

		1,950,842

FNMA (TBA) - 0.0%*
Lehman 5.50% TBA (o)(q)	148,376	4,689

Total Bonds and Notes (Cost $274,353,815)		273,874,470

	Principal Amount ($) or Shares	Fair Value $
Domestic Equity - 0.1%
Preferred Stock - 0.1%
Wells Fargo & Co. 3.09% + 3 month USD LIBOR (Cost $322,150) (i)	12,886	325,243

Total Investments in Securities (Cost $274,675,965)		274,199,713

Short-Term Investments - 14.3%
State Street Institutional U.S. Government Money Market Fund - Class G Shares 0.46% (Cost $39,582,709) (d)(h)(p)	39,582,709	39,582,709

Total Investments (Cost $314,258,674)		313,782,422

Liabilities in Excess of Other Assets, net - (13.6)%		(37,640,226)

NET ASSETS - 100.0%		276,142,196

Other Information:

The Fund has the following credit default swap contracts open at December 31, 2016:

Centrally Cleared Credit Default Swaps - Buy Protection

Reference Entity	Counterparty	Notional Amount (000s omitted)	Contract annual Fixed Rate	Termination Date	Market Value	Unamortized Upfront Payments Received	Unrealized Depreciation

Markit CDX North America High Yield Index	CME Group Inc.	$9,800	5.00%	12/20/21	$(622,578)	$(412,514)	$(210,064)
Markit CDX North America Investment Grade Index	CME Group Inc.	6,437	1.00%	12/20/21	(99,531)	(81,483)	(18,048)

							$(228,112)

The Fund had the following long futures contracts open at December 31, 2016:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Depreciation

Ultra Long-Term U.S. Treasury Bond Futures	March 2017	39	$6,249,750	$(56,924)
2 Yr. U.S. Treasury Notes Futures	March 2017	51	11,051,063	(5,665)
5 Yr. U.S. Treasury Notes Futures	March 2017	7	823,648	(1,488)

				$(64,077)

See Notes to Schedules of Investments and Notes to Financial Statements.

66	Elfun Income Fund

Elfun Income Fund

Schedule of Investments, continued — December 31, 2016

The Fund had the following short futures contracts open at December 31, 2016:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Appreciation (Depreciation)

U.S. Long Bond Futures	March 2017	69	$(10,395,281)	$24,993
10 Yr. U.S. Treasury Notes Futures	March 2017	22	(2,734,188)	6,146
Ultra 10 Yr. U.S. Treasury Futures	March 2017	18	(2,413,125)	(698)

				$30,441

				$(33,636)

Affiliate Table

	Number of Shares Held at 12/31/15	Value at 12/31/15	Shares Purchased	Shares Sold	Number of Shares Held at 12/31/16	Value at 12/31/16	Dividend/ Interest Income	Realized Gain (Loss)
State Street Institutional U.S. Government Money Market Fund	14,834,394	14,834,395	150,170,595	125,422,280	39,582,709	$39,582,709	$46,570	$—

						$39,582,709	$46,570	$—

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Income Fund	67

Elfun Government Money Market Fund

Portfolio Management Discussion and Analysis — December 31, 2016 (Unaudited)

Q.	How did the Elfun Government Money Market Fund perform compared to its benchmark for the twelve-month period ended December 31, 2016?

For the twelve-month period ended December 31, 2016, the Elfun Government Money Market Fund returned 0.06%. The 90-day Treasury Bill, the Fund’s benchmark, returned 0.32% over the same period. The Fund’s yield was in line with expectations.

Q.	What market factors affected the Fund’s performance?

2016 was a historic year for the U.S. Money Market Fund Industry. The Securities and Exchange Commission’s 2a-7 Rule changes announced in 2014 that fundamentally changed the way U.S. taxable prime and tax exempt money market funds operated went into effect in 2016. The most significant rules (variable net asset value calculation of an institutional prime and institutional tax exempt funds and liquidity gates & redemption fees on all prime and tax exempt funds) went into effect on October 14, 2016. This drove $1 trillion of prime money market fund assets into U.S. government money market funds. This new demand for government fund eligible assets (government agency debt and U.S. treasury debt) caused those yield curves to flatten and spreads to tighten vs. overnight funding rates. Even with this change in the market and increased demand for government assets, the Fund performed in line with its objective of principal preservation and liquidity while generating a market rate of return. The Fund benefitted from the increase in U.S. Treasury bill supply in 2016 and indirectly from the increased capacity of the Federal Reserve’s reverse repo facility, which provided a floor for overnight rates.

Q.	What were the primary drivers of Fund performance?

The performance of this government money market fund is measured by timely access to liquidity in various market conditions. The Fund achieved this objective throughout 2016.

Q.	Were there any significant changes to the Fund during the period?

There were no significant changes to this Fund during the period.

68	Elfun Government Money Market Fund

Elfun Government Money Market Fund

Understanding Your Fund’s Expenses — December 31, 2016 (Unaudited)

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in units of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2016.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Actual Fund Return	Hypothetical 5% Return (2.5% for the period)
Account value at the beginning of the period July 1, 2016	$1,000.00	$1,000.00
Account value at the end of the period December 31, 2016	$1,000.60	$1,021.87
Expenses paid during the period*	$3.27	$3.30

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.65%** (for the period July 1, 2016-December 31, 2016), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
**	May differ from expense ratio disclosed in the financial highlights, which is calculated based on the entire fiscal year’s data. The ratio above includes the effect of income tax expense. Without this expense, the expense ratio used in the calculations above would have been 0.31%.

Elfun Government Money Market Fund	69

Elfun Government Money Market Fund

Performance Summary — December 31, 2016 (Unaudited)

Investment Profile

A mutual fund designed for investors who seek a high level of current income consistent with prudent investment management and the preservation of capital. The Fund seeks to achieve its investment objective by investing at least 99.5% of its assets under normal circumstances in short-term, U.S. Government securities, cash and/or repurchase agreements that are collateralized by cash or government securities.

Sector Allocation as of December 31, 2016

Portfolio composition as a % of Investments of $111,160 (in thousands) as of December 31, 2016 (a)

Average Annual Total Return for the periods ended December 31, 2016

(Inception date: 06/13/90)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
Elfun Government Money Market Fund	0.06%	0.05%	0.86%	$10,889
90 Day U.S. Treasury Bill	0.34%	0.11%	0.71%	$10,748

70	Elfun Government Money Market Fund

Elfun Government Money Market Fund

Performance Summary, continued — December 31, 2016 (Unaudited)

(a)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

An investment in the Elfun Government Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per unit, it is possible to lose money by investing in the Fund.

Elfun Government Money Market Fund	71

Elfun Government Money Market Fund

Schedule of Investments — December 31, 2016

	Principal Amount ($)	Amortized Cost $

Short-Term Investments - 99.8%†
U.S. Treasuries - 36.4%
U.S. Treasury Bills
0.33% due 01/05/17 (d)	2,000,000	1,999,928
0.34% due 01/05/17 - 01/26/17 (d)	4,500,000	4,499,535
0.35% due 01/26/17 (d)	1,500,000	1,499,646
0.37% due 01/12/17 (d)	2,000,000	1,999,780
0.40% due 02/02/17 (d)	1,000,000	999,649
0.43% due 03/30/17 (d)	1,000,000	998,973
0.49% due 02/23/17 (d)	2,000,000	1,998,587
0.50% due 03/02/17 - 04/13/17 (d)	5,250,000	5,244,840
0.51% due 02/16/17 - 03/02/17 (d)	3,750,000	3,747,436
0.52% due 03/23/17 (d)	3,250,000	3,246,234
0.53% due 03/23/17 (d)	750,000	749,127
0.55% due 03/16/17 (d)	2,000,000	1,997,770
0.56% due 03/30/17 (d)	1,000,000	998,647
0.62% due 06/01/17 (d)	750,000	748,081
0.63% due 06/01/17 - 06/08/17 (d)	1,250,000	1,246,651
0.66% due 06/15/17 - 06/22/17 (d)	2,000,000	1,993,962
U.S. Treasury Notes
3.00% due 02/28/17	600,000	602,414
3.13% due 01/31/17	2,000,000	2,004,328
U.S. Treasury Notes 0.07% + 3 year USD LIBOR 0.64% due 01/31/17 (i)	3,500,000	3,500,076
U.S. Treasury Notes 0.08% + 3 year USD LIBOR 0.63% due 04/30/17 (i)	500,000	499,998

		40,575,662

U.S. Government Agency Obligations - 44.1%
Fannie Mae Discount Notes
0.31% due 01/04/17 (d)	1,000,000	999,974
0.36% due 01/09/17 (d)	1,200,000	1,199,907
0.41% due 01/17/17 (d)	1,000,000	999,822
0.46% due 01/03/17 (d)	3,000,000	2,999,925
0.49% due 02/14/17 (d)	1,100,000	1,099,355
Federal Farm Credit Banks
0.65% due 10/03/17 (i)	200,000	199,985
0.79% due 01/17/17 (i)	300,000	300,026
Federal Farm Credit Banks 0.01% + 1 month USD LIBOR 0.77% due 05/15/17 (i)	1,000,000	999,985
Federal Farm Credit Banks 0.04% + 1 month USD LIBOR 0.80% due 04/27/17 (i)	800,000	799,982
Federal Farm Credit Banks 1 month USD LIBOR - 0.03% 0.73% due 09/26/17 (i)	600,000	600,000

	Principal Amount ($)	Amortized Cost $
Federal Farm Credit Banks 1 month USD LIBOR - 0.05% 0.72% due 08/30/17 (i)	500,000	499,967
Federal Home Loan Bank Discount Notes
0.33% due 01/05/17 (d)	500,000	499,982
0.38% due 01/04/17 - 01/11/17 (d)	3,000,000	2,999,833
0.44% due 01/04/17 - 01/06/17 (d)	1,500,000	1,499,922
0.45% due 01/18/17 (d)	2,000,000	1,999,577
0.46% due 01/13/17 (d)	1,000,000	999,850
0.49% due 02/10/17 (d)	2,000,000	1,998,933
0.57% due 03/15/17 (d)	1,000,000	998,864
Federal Home Loan Banks
0.42% due 04/19/17 (i)	100,000	100,000
0.46% due 07/24/17 (i)	300,000	300,000
0.47% due 07/13/17 (i)	1,000,000	1,000,000
0.48% due 07/12/17 (i)	800,000	800,000
0.54% due 07/07/17 (i)	1,000,000	1,000,000
0.56% due 04/19/17 (i)	100,000	99,999
0.57% due 08/11/17 (i)	200,000	200,000
0.60% due 12/13/17 (i)	1,400,000	1,400,000
0.68% due 08/16/17 - 12/13/17 (i)	1,100,000	1,100,000
0.70% due 08/17/17 (i)	200,000	200,000
0.71% due 08/17/17 (i)	500,000	500,000
Federal Home Loan Banks 0.01% + 1 month USD LIBOR
0.74% due 05/18/17 (i)	900,000	900,000
0.77% due 05/23/17 (i)	500,000	500,000
Federal Home Loan Banks 0.02% + 1 month USD LIBOR 0.66% due 05/04/17 (i)	1,300,000	1,300,000
Federal Home Loan Banks 1 month USD LIBOR - 0.01% 0.64% due 06/09/17 (i)	1,250,000	1,250,000
Federal Home Loan Banks 1 month USD LIBOR - 0.02%
0.64% due 09/07/17 (i)	800,000	800,000
0.74% due 08/28/17 (i)	1,000,000	1,000,000
Federal Home Loan Banks 3 month USD LIBOR - 0.05% 0.83% due 01/11/17 - 01/13/17 (i)	2,200,000	2,200,000
Federal Home Loan Banks 3 month USD LIBOR - 0.06%
0.82% due 02/08/17 (i)	400,000	399,998
0.83% due 02/10/17 (i)	2,000,000	1,999,989
Federal Home Loan Banks 3 month USD LIBOR - 0.10%
0.78% due 04/20/17 (i)	1,000,000	1,000,000
0.90% due 06/29/17 (i)	1,500,000	1,500,000

See Notes to Schedules of Investments and Notes to Financial Statements.

72	Elfun Government Money Market Fund

Elfun Government Money Market Fund

Schedule of Investments, continued — December 31, 2016

	Principal Amount ($)	Amortized Cost $

Federal Home Loan Banks 3 month USD LIBOR - 0.11% 0.89% due 06/20/17 (i)	2,100,000	2,099,997
Federal Home Loan Banks 3 month USD LIBOR - 0.29% 0.71% due 10/03/17 (i)	300,000	300,000
Federal Home Loan Banks 3 month USD LIBOR - 0.31% 0.62% due 06/01/17 (i)	1,000,000	1,000,000
Federal Home Loan Mortgage Corp. 0.53% due 04/17/17 (i)	800,000	800,000
Freddie Mac Discount Notes
0.41% due 01/04/17 (d)	1,000,000	999,967
0.51% due 04/25/17 - 05/15/17 (d)	1,500,000	1,497,430
0.53% due 05/09/17 (d)	800,000	798,521
0.56% due 05/18/17 (d)	400,000	399,163

		49,140,953

	Principal Amount ($)	Amortized Cost $
Repurchase Agreement - 19.3%
Citigroup Global Markets, Inc. U.S. Treasury Repo 0.51% dated 12/30/16, to be repurchased at $21,443,608 on 01/03/17 collateralized by $21,871,938 U.S. Treasury Notes, 1.38% and 1.63%, maturing on 04/30/20 and 08/15/22, respectively. 01/03/17	21,443,000	21,443,000

Total Short-Term Investments (Cost $111,159,615)		111,159,615

Other Assets and Liabilities, net - 0.2%		178,917

NET ASSETS - 100.0%		111,338,532

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Government Money Market Fund	73

Elfun Funds

Notes to Schedules of Investments — December 31, 2016

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not be representative of the Funds’ future investments and should not be construed as a recommendation to purchase or sell a particular security. See each Fund’s summary prospectus and the Funds’ statutory prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)	Non-income producing security.
(b)	Pursuant to Rule 144A of the Securities Act of 1933, as amended, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2016, these securities amounted to $5,671,566 and $24,704,435 or 2.85% and 8.95% of the net assets of the Elfun Diversified Fund and Elfun Income Fund, respectively. These securities have been determined to be liquid using procedures established by each Fund’s Board of Trustees.
(c)	Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (“TBA”) in the future.
(d)	Coupon amount represents effective yield.
(e)	State Street Corp. is the parent company of State Street Bank & Trust Co., the Funds’ sub-administrator, custodian and accounting agent.
(f)	Principal only security. These securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the “principal only” holder.
(g)	Interest only security. These securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.
(h)	At December 31, 2016, all or a portion of this security was pledged to cover collateral requirements for futures, swaps and/or TBA’s.
(i)	Variable or floating rate security. The stated rate represents the rate at December 31, 2016.
(j)	Step coupon bond.
(k)	Escrowed to maturity Bonds are collateralized by U.S. Treasury securities which are held in escrow by a trustee and are used to pay principal and interest on such bonds.
(l)	Pre-refunded Bonds are collateralized by U.S. Treasury securities, which are held in escrow by a trustee and are used to pay principal and interest on the tax-exempt issue to retire the bonds at the earliest refunding date.
(m)	The security is insured by AGC, AGMC, AMBAC, FGIC or NPFG. The Elfun Tax-Exempt Fund had no insurance concentrations of 5% or greater as of December 31, 2016 (as a percentage of net assets).
(n)	Represents a payment-in-kind security which may pay all or a portion of interest in additional par.
(o)	Security is in default.
(p)	Sponsored by SSGA Funds Management, Inc., the Fund’s investment advisor and administrator, effective July 1, 2016, and an affiliate of State Street Bank & Trust Co., the Fund’s sub-administrator, custodian and accounting agent.
(q)	Security is fair valued by the Valuation Committee, in accordance with the procedures approved by the Funds’ Board of Trustees.
†	Percentages are based on net assets as of December 31, 2016.
*	Less than 0.05%
**	Less than 0.005%

Abbreviations:

ADR - American Depositary Receipt

AGC - Assured Guaranty Corporation

AGMC - Assured Guaranty Municipal Company

AMBAC - AMBAC Indemnity Corporation

FGIC - Financial Guaranty Insurance Corporation

LIBOR - London Interbank Offered Rate

NPFG - National Public Finance Guaranty Corporation

REIT - Real Estate Investment Trust

REMIC - Real Estate Mortgage Investment Conduit

SPDR - Standard and Poor’s Depositary Receipt

STRIPS - Separate Trading of Registered Interest and Principal of Security

TBA - To Be Announced

74	Notes to Schedules of Investments

Elfun International Equity Fund

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	12/31/16		12/31/15*	12/31/14*		12/31/13*		12/31/12*
Inception date								1/1/88

Net asset value, beginning of period	$19.31		$19.70	$21.93		$18.31		$15.43

Income/(loss) from investment operations:
Net investment income	0.41		0.34	0.58		0.37		0.35
Net realized and unrealized gains/(losses) on investments	(0.58)		(0.37)	(2.24)		3.62		2.88

Total income/(loss) from investment operations	(0.17)		(0.03)	(1.66)		3.99		3.23

Less distributions from:
Net investment income	0.41		0.36	0.57		0.37		0.35
Return of capital	—		—	—		—		0.00	(b)

Total distributions	0.41		0.36	0.57		0.37		0.35

Net asset value, end of period	$18.73		$19.31	$19.70		$21.93		$18.31

Total return(a)	(0.86)%		(0.18)%	(7.62)%		21.81%		20.95%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$208,044		$234,448	$254,310		$306,922		$260,728

Ratios to average net assets:
Net expenses	0.37	%(c,d)	0.35%	0.33	%(e)	0.31	%(e)	0.45	%(e)
Gross expenses	0.43	%(d)	0.35%	0.33%		0.31%		0.45%
Net investment income	2.11%		1.59%	2.54%		1.83%		1.98%
Portfolio turnover rate	33%		24%	36%		49%		47%

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and assume no sales charge. Past performance does not guarantee future results.
(b)	Rounds to less than $0.005.
(c)	Reflects a voluntary waiver of management fees by GE Asset Management, Incorporated (“GEAM”) the Fund’s adviser and administrator prior to July 1, 2016.
(d)	The net and gross expense ratios include the refunded custody expense (See Note 6). Without the effect of the refunded custody expense, the net and gross ratio would have been 0.40% and 0.47%, respectively.
(e)	Includes contractual management fee waiver related to the Fund’s investments in the GE Institutional Money Market Fund (the “Money Market Fund”). The fee waiver agreement was terminated effective June 30, 2014 with the closure of the Money Market Fund.
*	Beginning with the year ended December 31, 2016, the Funds were audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

The accompanying Notes are an integral part of these financial statements.

Financial Highlights	75

Elfun Trusts

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	12/31/16	12/31/15*	12/31/14*		12/31/13*		12/31/12*
Inception date							5/27/35

Net asset value, beginning of period	$54.59	$58.02	$56.07		$44.06		$40.35

Income/(loss) from investment operations:
Net investment income	0.81	0.80	0.75		0.71		0.77
Net realized and unrealized gains/(losses) on investments	2.54	0.25	6.67		14.68		7.77

Total income from investment operations	3.35	1.05	7.42		15.39		8.54

Less distributions from:
Net investment income	0.79	0.80	0.75		0.72		0.76
Net realized gains	3.92	3.68	4.72		2.66		4.07

Total distributions	4.71	4.48	5.47		3.38		4.83

Net asset value, end of period	$53.23	$54.59	$58.02		$56.07		$44.06

Total return(a)	6.08%	1.70%	13.13%		34.98%		21.27%

Ratios/supplemental Data:
Net assets, end of period (in thousands)	$2,331,966	$2,364,319	$2,476,637		$2,326,948		$1,820,262

Ratios to average net assets:
Net expenses	0.18%	0.16%	0.18	%(b)	0.15	%(b)	0.19	%(b)
Gross expenses	0.18%	0.16%	0.18%		0.15%		0.19%
Net investment income	1.43%	1.32%	1.26%		1.36%		1.60%
Portfolio turnover rate	15%	11%	13%		12%		11%

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and assume no sales charge. Past performance does not guarantee future results.
(b)	Includes contractual management fee waiver related to the Fund’s investments in the GE Institutional Money Market Fund (the “Money Market Fund”). The fee waiver agreement was terminated effective June 30, 2014 with the closure of the Money Market Fund.
*	Beginning with the year ended December 31, 2016, the Funds were audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

The accompanying Notes are an integral part of these financial statements.

76	Financial Highlights

Elfun Diversified Fund

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	12/31/16		12/31/15*	12/31/14*		12/31/13*		12/31/12*
Inception date								1/1/88

Net asset value, beginning of period	$17.50		$18.78	$19.84		$18.30		$16.53

Income/(loss) from investment operations:
Net investment income	0.38		0.34	0.37		0.36		0.33
Net realized and unrealized gains/(losses) on investments	0.58		(0.57)	0.62		2.70		1.78

Total income/(loss) from investment operations	0.96		(0.23)	0.99		3.06		2.11

Less distributions from:
Net investment income	0.36		0.34	0.37		0.35		0.34
Net realized gains	0.19		0.71	1.65		1.17		—
Return of capital	—		—	0.03		—		—

Total distributions	0.55		1.05	2.05		1.52		0.34

Net asset value, end of period	$17.91		$17.50	$18.78		$19.84		$18.30

Total return(a)	5.48%		(1.25)%	4.95%		16.79%		12.77%

Ratios/supplemental Data:
Net assets, end of period (in thousands)	$198,938		$209,688	$230,123		$235,903		$213,168

Ratios to average net assets:
Net expenses	0.39	%(b)	0.37%	0.39	%(c)	0.33	%(c)	0.46	%(c)
Gross expenses	0.39	%(b)	0.37%	0.39%		0.34%		0.47%
Net investment income	1.98%		1.69%	1.79%		1.78%		1.75%
Portfolio turnover rate	116%		123%	176%		144%		173%

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and assume no sales charge. Past performance does not guarantee future results.
(b)	The net and gross expense ratios include the refunded custody expense (See Note 6). Without the effect of the refunded custody expense, the ratios would have been 0.45%.
(c)	Includes contractual management fee waiver related to the Fund’s investments in the GE Institutional Money Market Fund (the “Money Market Fund”). The fee waiver agreement was terminated effective June 30, 2014 with the closure of the Money Market Fund.
*	Beginning with the year ended December 31, 2016, the Funds were audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

The accompanying Notes are an integral part of these financial statements.

Financial Highlights	77

Elfun Tax-Exempt Income Fund

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	12/31/16	12/31/15*	12/31/14*	12/31/13*	12/31/12*
Inception date					1/1/80

Net asset value, beginning of period	$11.88	$11.97	$11.34	$12.32	$11.97

Income/(loss) from investment operations:
Net investment income	0.46	0.46	0.47	0.49	0.51
Net realized and unrealized gains/(losses) on investments	(0.40)	(0.09)	0.63	(0.98)	0.37

Total income/(loss) from investment operations	0.06	0.37	1.10	(0.49)	0.88

Less distributions from:
Net investment income	0.46	0.46	0.47	0.49	0.51
Net realized gains	—	—	—	0.00 (b)	0.02

Total distributions	0.46	0.46	0.47	0.49	0.53

Net asset value, end of period	$11.48	$11.88	$11.97	$11.34	$12.32

Total return(a)	0.42%	3.21%	9.85%	(4.06)%	7.45%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$1,495,248	$1,588,272	$1,624,266	$1,568,533	$1,785,176

Ratios to average net assets:
Net expenses	0.20%	0.18%	0.21%	0.23%	0.18%
Gross expenses	0.20%	0.18%	0.21%	0.23%	0.18%
Net investment income	3.84%	3.92%	4.01%	4.14%	4.18%
Portfolio turnover rate	31%	22%	34%	28%	28%

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and assume no sales charge. Past performance does not guarantee future results.
(b)	Rounds to less than $0.005
*	Beginning with the year ended December 31, 2016, the Funds were audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

The accompanying Notes are an integral part of these financial statements.

78	Financial Highlights

Elfun Income Fund

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	12/31/16	12/31/15*	12/31/14*		12/31/13*		12/31/12*
Inception date							12/31/84

Net asset value, beginning of period	$11.26	$11.57	$11.22		$11.65		$11.58

Income/(loss) from investment operations:
Net investment income	0.30	0.32	0.29		0.29		0.26
Net realized and unrealized gains/(losses) on investments	0.09	(0.29)	0.35		(0.40)		0.42

Total income/(loss) from investment operations	0.39	0.03	0.64		(0.11)		0.68

Less distributions from:
Net investment income	0.28	0.32	0.29		0.29		0.26
Net realized gains	0.09	0.02	0.00	(c)	0.03		0.35

Total distributions	0.37	0.34	0.29		0.32		0.61

Net asset value, end of period	$11.28	$11.26	$11.57		$11.22		$11.65

Total return(a)	3.52%	0.22%	5.75%		(0.95)%		5.94%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$276,142	$289,872	$312,756		$319,994		$364,407

Ratios to average net assets:
Net expenses	0.31%	0.28%	0.29	%(b)	0.28	%(b)	0.23	%(b)
Gross expenses	0.31%	0.28%	0.29%		0.29%		0.25%
Net investment income	2.63%	2.71%	2.50%		2.53%		2.20%
Portfolio turnover rate	238%	278%	326%		330%		402%

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and assume no sales charge. Past performance does not guarantee future results.
(b)	Includes contractual management fee waiver related to the Fund’s investments in the GE Institutional Money Market Fund (the “Money Market Fund”). The fee waiver agreement was terminated effective June 30, 2014 with the closure of the Money Market Fund.
(c)	Rounds to less than $0.005.
*	Beginning with the year ended December 31, 2016, the Funds were audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

The accompanying Notes are an integral part of these financial statements.

Financial Highlights	79

Elfun Government Money Market Fund

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	12/31/16		12/31/15*		12/31/14*		12/31/13*		12/31/12*
Inception date									6/13/90

Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00

Income/(loss) from investment operations:
Net investment income	(0.00	)(b)	—		—		—		—

Less distributions from:
Net investment income	0.00	(b)	0.00	(b)	0.00	(b)	—		—
Net realized gains	—		—		—		0.00	*	—

Total distributions	0.00	(b)	0.00	(b)	0.00	(b)	—		0.00	(b)

Contribution from Advisor	0.00		—		—		—		—

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total return(a)	0.06%		0.08%		0.05%		0.04%		0.00%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$111,339		$129,039		$139,218		$166,530		$164,529

Ratios to average net assets:
Net expenses	0.49	%(d)	0.09	%(c)	0.05	%(c)	0.11	%(c)	0.18	%(c)
Gross expenses	0.49	%(d)	0.25%		0.36%		0.34%		0.32%
Net investment income (loss)	(0.11	)%(d)	—%		—%		—%		—%

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and assume no sales charge. Past performance does not guarantee future results.
(b)	Rounds to less than $0.005.
(c)	Reflects a voluntary waiver of management fees and/or subsidy of certain expenses by GEAM, the adviser and administrator of the Fund prior to July 1, 2016.
(d)	Ratio includes income tax expense. Without this expense, the net and gross expense ratios would have been 0.33% and the net investment income ratio would have been 0.05%.
*	Beginning with the year ended December 31, 2016, the Funds were audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

The accompanying Notes are an integral part of these financial statements.

80	Financial Highlights

This page has been intentionally left blank.

Elfun Funds

Statements of Assets and Liabilities — December 31, 2016

	Elfun International Equity Fund	Elfun Trusts

Assets
Investments in securities, at Fair Value (cost $194,083,182; $1,390,021,446; $167,302,375; $1,389,923,769; $274,675,965 and $0, respectively)	$200,501,899	$2,273,808,610
Investments in affiliated securities, at fair value (cost $0, $0, $6,165,637, $0, $0 and $0, respectively)	—	—
Short-term investments, at fair value	—	—
Short-term affiliated investments, at fair value	6,981,686	53,209,078
Repurchase agreements	—	—
Cash	—	47,094
Restricted cash(1)	385,000	—
Foreign currency (cost $6,445; $0; $1,153; $0; $0 and $0, respectively)	6,481	—
Receivable for investments sold	—	—
Income receivables	457,933	5,759,750
Receivable for fund shares sold	7,976	197,913
Income receivable from affiliated investments	2,540	30,261
Receivable for variation margin on open futures contracts	16,922	—
Other assets	5,351	19,862

Total assets	208,365,788	2,333,072,568

Liabilities
Distribution payable to shareholders	—	—
Payable for investments purchased	—	—
Payable for fund shares redeemed	103,067	549,027
Payable for variation margin on open centrally cleared swap contracts	—	—
Payable for variation margin on open futures contracts	—	—
Payable to the Adviser (Note 6)	36,811	280,763
Payable for custody and accounting expenses (Note 6)	31,570	37,906
Accrued other expenses	93,945	239,111
Accrued foreign capital gains tax	56,067	—

Total liabilities	321,460	1,106,807

Net Assets	$208,044,328	$2,331,965,761

Net Assets Consist of:
Capital paid in	224,722,873	1,447,365,970
Undistributed (distributions in excess of) net investment income	—	53,567
Accumulated net realized gain (loss)	(23,002,671)	759,060
Net unrealized appreciation (depreciation) on:
Investments	6,362,650	883,787,164
Futures	(14,870)	—
Swap contracts	—	—
Foreign currency related transactions	(23,654)	—

Net Assets	$208,044,328	$2,331,965,761

Shares outstanding (Par value $10; $10; $10; $10; $10; and $1, respectively; unlimited shares authorized)	11,108,096	43,805,587
Net asset value, offering and redemption price per share	$18.73	$53.23
(1) Deposits at broker for futures contracts.

The accompanying Notes are an integral part of these financial statements.

82	Statements of Assets and Liabilities

Elfun Diversified Fund	Elfun Tax-Exempt Income Fund	Elfun Income Fund	Elfun Government Money Market Fund

$178,575,164	$1,443,198,288	$274,199,713	$—
$6,313,978	—	—	—
—	—	—	89,716,615
22,591,439	50,202,639	39,582,709	—
—	—	—	21,443,000
71,367	—	287,365	779
300,000	—	—	—
1,159	—	—	—
5	—	2,074	—
574,119	19,253,821	1,617,923	53,472
10,279	130,315	250,632	462,064
39,355	20,220	13,100	—
—	—	—	—
5,306	14,673	5,919	4,636

208,482,171	1,512,819,956	315,959,435	111,680,566

—	1,494,097	124,208	1,530
8,985,651	15,110,870	39,342,426	—
324,875	587,405	132,279	68,675
2,397	—	10,341	—
9,348	—	32,643	—
28,846	202,112	39,932	9,183
104,524	33,227	59,996	23,950
88,809	144,243	75,414	238,696
—	—	—	—

9,544,450	17,571,954	39,817,239	342,034

$198,937,721	$1,495,248,002	$276,142,196	$111,338,532

189,586,371	1,455,882,914	278,894,963	111,327,902
—	62,805	295,627	—
(1,942,418)	(13,972,236)	(2,310,394)	10,630

11,421,130	53,274,519	(476,252)	—
(68,738)	—	(33,636)	—
(53,193)	—	(228,112)	—
(5,431)	—	—	—

$198,937,721	$1,495,248,002	$276,142,196	$111,338,532

11,109,216	130,263,595	24,478,129	111,327,903
$17.91	$11.48	$11.28	$1.00

The accompanying Notes are an integral part of these financial statements.

Statements of Assets and Liabilities	83

Elfun Funds

Statements of Operations — For the year ended December 31, 2016

	Elfun International Equity Fund	Elfun Trusts

Investment Income
Income
Dividend	$5,869,853	$36,544,452
Interest	51,411	16
Dividend income from affiliated investments	—	357,000
Interest income from affiliated investments	14,486	222,766
Less: Foreign taxes withheld	(627,191)	—

Total income	5,308,559	37,124,234

Expenses
Advisory and administration fees (Note 6)	651,419	3,183,154
Blue Sky fees	27,031	31,287
Transfer agent fees	144,667	552,155
Trustees’ fees (Note 6)	10,654	23,332
Custody and accounting expenses — net (Note 6)	23,678	113,778
Professional fees	35,930	65,566
Other expenses	35,906	190,106

Fees waived or amount recouped by the adviser	(146,893)	—

Net expenses	782,392	4,159,378

Net investment income (loss), before income tax expense	4,526,167	32,964,856

Federal and state income tax expense	—	—

Net Investment income (loss), net of income tax expense	4,526,167	32,964,856

Net Realized and Unrealized Gain (Loss) on Investments
Realized gain (loss) on:
Investments	(7,603,063)	145,004,444
Affiliated investments	—	14,843,346
Futures	(331,601)	—
Swap contracts	—	—
Foreign currency transactions	(96,330)	—
Increase (decrease) in unrealized appreciation/depreciation on:
Investments	865,413	(55,725,752)
Futures	(69,937)	—
Swap contracts	—	—
Foreign currency translations	4,409	—

Net realized and unrealized gain (loss) on investments	(7,231,109)	104,122,038

Net Increase (Decrease) in Net Assets Resulting from Operations	$(2,704,942)	$137,086,894

The accompanying Notes are an integral part of these financial statements.

84	Statements of Operations

Elfun Diversified Fund	Elfun Tax-Exempt Income Fund	Elfun Income Fund	Elfun Government Money Market Fund

$2,668,622	$—	$18,846	$—
1,972,134	63,530,192	8,448,100	436,161
250,520	—	—	—
65,334	90,074	46,570	—
(128,983)	—	—	—

4,827,627	63,620,266	8,513,516	436,161

389,008	2,569,214	488,795	124,377
27,771	31,725	31,394	26,448
113,538	248,875	135,210	85,614
10,590	18,970	11,086	10,075
173,077	98,611	168,942	62,215
37,580	65,303	31,287	16,881
35,856	101,160	34,371	13,733

—	—	—	36,506

787,420	3,133,858	901,085	375,849

4,040,207	60,486,408	7,612,431	60,312

—	—	—	187,966

4,040,207	60,486,408	7,612,431	(127,654)

539,824	7,457,668	969,459	10,630
53,001	—	—	—
986,178	(761,378)	(132,193)	—
(221,533)	—	(894,595)	—
(14,405)	—	—	—

5,641,003	(58,359,640)	3,207,601	—
(175,463)	—	(199,437)	—
(65,921)	—	(288,110)	—
238	—	—	—

6,742,922	(51,663,350)	2,662,725	10,630

$10,783,129	$8,823,058	$10,275,156	$(117,024)

The accompanying Notes are an integral part of these financial statements.

Statements of Operations	85

Elfun Funds

Statements of Changes in Net Assets

	Elfun International Equity Fund		Elfun Trusts
	Year Ended December 31, 2016	Year Ended December 31, 2015*	Year Ended December 31, 2016	Year Ended December 31, 2015*

Increase (Decrease) in Net Assets

Operations:
Net investment income	$4,526,167	$4,060,932	$32,964,856	$32,621,203
Net realized gain (loss) on investments, futures, swap contracts and foreign currency transactions	(8,030,994)	9,490,815	159,847,790	145,937,417
Net increase (decrease) in unrealized appreciation/depreciation on investments, futures, swap contracts and foreign currency translations	799,885	(12,910,334)	(55,725,752)	(134,802,483)

Net increase (decrease) from operations	(2,704,942)	641,413	137,086,894	43,756,137

Distributions to shareholders from:
Net investment income	(4,463,973)	(4,270,754)	(32,335,578)	(32,631,167)
Net realized gains	—	—	(160,319,290)	(149,723,012)

Total distributions	(4,463,973)	(4,270,754)	(192,654,868)	(182,354,179)

Increase (decrease) in assets from operations and distributions	(7,168,915)	(3,629,341)	(55,567,974)	(138,598,042)

Share transactions:
Proceeds from sale of shares	2,430,974	7,687,967	40,411,417	52,198,319
Value of distributions reinvested	3,907,294	3,767,932	153,709,493	145,097,677
Cost of shares redeemed	(25,572,843)	(27,688,653)	(170,906,653)	(171,015,568)

Net increase (decrease) from share transactions	(19,234,575)	(16,232,754)	23,214,257	26,280,428

Total increase (decrease) in net assets	(26,403,490)	(19,862,095)	(32,353,717)	(112,317,614)

Net Assets
Beginning of year	234,447,818	254,309,913	2,364,319,478	2,476,637,092

End of year	$208,044,328	$234,447,818	$2,331,965,761	$2,364,319,478

Undistributed (distributions in excess of) net investment income, end of year	$—	$—	$53,567	$—

Changes in Fund Shares
Shares sold	132,254	373,067	743,822	891,191
Issued for distributions reinvested	211,202	193,525	2,868,785	2,617,674
Shares redeemed	(1,376,432)	(1,332,620)	(3,114,327)	(2,888,958)

Net increase (decrease) in fund shares	(1,032,976)	(766,028)	498,280	619,907

*	Beginning with the year ended December 31, 2016, the Funds were audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

The accompanying Notes are an integral part of these financial statements.

86	Statements of Changes in Net Assets

Elfun Diversified Fund		Elfun Tax-Exempt Income Fund
Year Ended December 31, 2016	Year Ended December 31, 2015*	Year Ended December 31, 2016	Year Ended December 31, 2015*

$4,040,207	$3,846,650	$60,486,408	$62,688,985

1,343,065	7,600,987	6,696,290	4,579,052

5,399,857	(14,071,537)	(58,359,640)	(16,826,936)

10,783,129	(2,623,900)	8,823,058	50,441,101

(3,868,950)	(3,857,222)	(60,486,424)	(62,688,948)
(2,076,599)	(8,123,421)	—	—

(5,945,549)	(11,980,643)	(60,486,424)	(62,688,948)

4,837,580	(14,604,543)	(51,663,366)	(12,247,847)

4,779,752	7,810,219	48,922,399	43,503,495
5,262,614	10,589,249	41,507,987	42,770,187
(25,630,482)	(24,229,945)	(131,791,304)	(110,019,309)

(15,588,116)	(5,830,477)	(41,360,918)	(23,745,627)

(10,750,536)	(20,435,020)	(93,024,284)	(35,993,474)

209,688,257	230,123,277	1,588,272,286	1,624,265,760

$198,937,721	$209,688,257	$1,495,248,002	$1,588,272,286

$—	$—	$62,805	$62,821

269,206	410,432	4,092,545	3,667,801
294,485	600,638	3,484,183	3,606,297
(1,436,390)	(1,284,679)	(11,040,847)	(9,286,454)

(872,699)	(273,609)	(3,464,119)	(2,012,356)

The accompanying Notes are an integral part of these financial statements.

Statements of Operations	87

Elfun Funds

Statements of Changes in Net Assets

	Elfun Income Fund		Elfun Government Money Market Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015*	Year Ended December 31, 2016	Year Ended December 31, 2015*
Increase (Decrease) in Net Assets

Operations:
Net investment income (loss)	$7,612,431	$8,245,987	$(127,654)	$—
Net realized gain (loss) on investments, futures and swap contracts	(57,329)	(184,360)	10,630	533
Net increase (decrease) in unrealized appreciation/depreciation on investments, futures and swap contracts	2,720,054	(7,179,358)	—	—

Net increase (decrease) from operations	10,275,156	882,269	(117,024)	533

Distributions to shareholders from:
Net investment income	(7,122,727)	(8,344,196)	(60,312)	(104,346)
Net realized gains	(2,276,996)	(558,783)	—	—

Total distributions	(9,399,723)	(8,902,979)	(60,312)	(104,346)

Increase (decrease) in assets from operations and distributions	875,433	(8,020,710)	(177,336)	(103,813)

Share transactions:
Proceeds from sale of shares	14,597,102	12,735,564	49,553,491	51,231,809
Value of distributions reinvested	7,166,423	6,651,913	54,419	94,069
Cost of shares redeemed	(36,369,200)	(34,250,663)	(67,515,314)	(61,401,374)

Net increase (decrease) from share transactions	(14,605,675)	(14,863,186)	(17,907,404)	(10,075,496)

Capital Contribution (Note 7)	—	—	384,504	—

Total increase (decrease) in net assets	(13,730,242)	(22,883,896)	(17,700,236)	(10,179,309)

Net Assets
Beginning of year	289,872,438	312,756,334	129,038,768	139,218,077

End of year	$276,142,196	$289,872,438	$111,338,532	$129,038,768

Undistributed (distributions in excess of) net investment income, end of year	$295,627	$359,740	$—	$(8,222)

Changes in Fund Shares
Shares sold	1,268,324	1,106,849	49,553,491	51,126,809
Issued for distributions reinvested	625,653	579,525	54,419	94,069
Shares redeemed	(3,162,952)	(2,981,124)	(67,515,314)	(61,401,374)

Net decrease in fund shares	(1,268,975)	(1,294,750)	(17,907,404)	(10,180,496)

*	Beginning with the year ended December 31, 2016, the Funds were audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

The accompanying Notes are an integral part of these financial statements.

88	Statements of Changes in Net Assets

Elfun Funds

Notes to Financial Statements — December 31, 2016

1.	Organization of the Funds

Elfun International Equity Fund, Elfun Trusts, Elfun Diversified Fund, Elfun Tax-Exempt Income Fund, Elfun Income Fund and Elfun Government Money Market Fund (each a “Fund” and collectively the “Funds”) are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. Prior to July 1, 2016, the Funds operated as Employees’ Securities Companies (as defined in the 1940 Act) and, as such, were exempt from certain provisions of the 1940 Act. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies.

SSGA Funds Management, Inc. (“SSGA FM”) is the investment adviser and administrator of each of the Funds effective July 1, 2016. Prior to July 1, 2016, GE Asset Management Incorporated (“GEAM”) served as the investment adviser and administrator to each Fund.

2.	Summary of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Subsequent events after the balance sheet date through the date the financial statements were issued have been evaluated in the preparation of the financial statements. There are no items to report.

The following summarizes the significant accounting policies of the Funds:

Securities Valuation and Transactions  All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

Repurchase Agreements  Some of the Funds engage in repurchase agreement transactions with respect to instruments that are consistent with the Fund’s investment objectives or policies. The Funds’ custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Funds. The Funds value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% for domestic securities and 105% for international securities of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

At December 31, 2016, the Elfun Government Money Market Fund had investments in repurchase agreements with a gross value of $21,443,000. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2016.

Foreign Currency  Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

All assets and liabilities of the Funds initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuters exchange rate computed at 11:00 a.m. Eastern time.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of foreign securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities (including foreign currencies and

Notes to Financial Statements	89

Elfun Funds

Notes to Financial Statements, continued — December 31, 2016 open foreign currency contracts) as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

Derivatives  The Funds are subject to equity price risk, interest rate risk, credit risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. Certain Funds entered into derivative transactions (such as options, futures, options on future, interest rate futures, interest rate swaps and credit default swaps) to gain or hedge exposure to certain types of securities as an alternative to investing directly in or selling such securities, or to manage: yield, interest rate exposure (also known as duration), exposure to credit quality, and to gain exposure to certain market segments.

Futures Contracts  A futures contract is an agreement to buy or sell a specific amount of a commodity, financial instrument, currency or index at a particular price and future date. Certain Funds may invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations. During the fiscal year ended December 31, 2016, the Elfun International Equity Fund entered into stock index futures contracts for the purpose of gaining market exposure and investing residual cash positions. The Elfun Diversified Fund entered into futures contracts on various stock indices, bonds and notes for the purposes of gaining market exposure, investing residual cash positions and managing duration of fixed income investments. The Elfun Tax-Exempt Income Fund and Elfun Income Fund invested in futures contracts on bonds and notes for to manage duration of fixed income securities. Buying futures tends to increase a Fund’s exposure to the underlying instrument while selling futures tends to decrease a Fund’s exposure to the underlying instrument, or hedge other Fund investments. With futures contracts, there is minimal counterparty credit risk to a Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. A Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, a Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by a Fund each day, depending on the daily fluctuation in the fair value of the underlying security. A Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. A Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

When-Issued Securities and Forward Commitments  The Elfun Income Fund and Elfun Diversified Fund may purchase or sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which a Fund purchases and sells securities with payment and delivery scheduled a month or more after entering into the transaction. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the commitments. In connection with such purchases, a Fund maintains cash or liquid assets in an amount equal to the purchase commitments for such underlying securities until settlement date and for sales commitments a Fund maintains equivalent deliverable securities as “cover” for the transaction. Unsettled commitments are valued at the current market value of the underlying security. Daily fluctuations in the value of such commitments are recorded as unrealized gains or losses. The Funds will not enter into such commitments for the purpose of investment leverage.

Credit Default Swaps  During the fiscal year ended December 31, 2016, the Elfun Diversified Fund and the Elfun Income Fund engaged in credit default swaps to manage credit risk. When a Fund is the buyer in a credit default swap contract, a Fund is entitled to receive the par (or other agreed upon) value (full notional value) of a referenced debt obligation (or basket of debt obligations) from the counterparty (or central clearing party (“CCP”) in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, a Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, a Fund loses its investment and recovers nothing. However, if a credit event occurs, a Fund receives full notional value for a referenced debt obligation that may have little or no value. When a Fund is the seller of a credit default swap, it receives a fixed rate of income throughout the term of the contract, provided there is no credit event. If a credit event occurs, a Fund is obligated to pay the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap

90	Notes to Financial Statements

Elfun Funds

Notes to Financial Statements, continued — December 31, 2016 agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If a Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that a Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by a Fund for the same referenced obligation. As the seller, a Fund may create economic leverage to its portfolio because, in addition to its total net assets, a Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. A Fund also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments, if any, are amortized over the life of the swap as realized gains or losses. Those upfront payments that are paid or received, typically for non-centrally cleared swaps, are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation on swaps to determine the market value of swaps. A Fund segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. A Fund segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis. Credit default swaps involve greater risks than if a Fund had invested in the referenced debt obligation directly. If a Fund is a buyer of a credit default swap and no credit event occurs, a Fund will not earn any return on its investment. If a Fund is a seller of a credit default swap, a Fund’s risk of loss may be the entire notional amount of the swap. Swaps may also subject a Fund to the risk that the counterparty to the transaction may not fulfill its obligation. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.

Forward Foreign Currency Exchange Contracts  Certain Funds may enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in a Fund’s financial statements. Such amounts appear under the caption Forward Foreign Currency Contracts in the Schedules of Investments. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset (or liability) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. A Fund’s risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts’ terms. When a Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of a Fund’s total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities are segregated so that the value of the account will equal the amount of a Fund’s commitment with respect to the contract. None of the Funds held any open forward foreign currency exchange contracts at December 31, 2016.

Investments in Foreign Markets  Investments in foreign markets involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, restrictions on repatriation of income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

A Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. Such taxes are generally based upon income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned. These foreign taxes, if any, are paid by the Funds and are reflected in the Statements of Operations, if applicable. Foreign taxes payable or deferred as of December 31, 2016, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

Investment Income  Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions which are recorded as soon after the ex-dividend date as such information becomes available. Withholding taxes on foreign dividends, if any, have been provided for in accordance with a Fund’s understanding of the applicable country’s tax rules and rates.

Notes to Financial Statements	91

Elfun Funds

Notes to Financial Statements, continued — December 31, 2016

Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums on bonds are computed, using the effective yield method.

Expenses  Fund specific expenses are charged to the Fund that incurs such expenses. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. Expenses that are not fund specific are allocated pro rata across the Funds. Expenses of the Fund are generally paid directly by the Fund; however, expenses may be paid by the investment adviser and reimbursed by the Fund.

Federal Income Taxes  The Funds intend to comply with all sections of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies including the distribution of substantially all of their taxable net investment income, tax-exempt income and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made for the Funds, except for the Elfun Government Money Market Fund, where a provision for income tax related to the capital contribution discussed in Note 7 is reflected in the Statement of Operations. Each Fund is treated as a separate taxpayer for federal income tax purposes.

3.	Security Valuation and Transactions

The Funds utilize various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

•	Level 1 — Quoted prices for identical investments in active markets.

•	Level 2 — Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

•	Level 3 — Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. SSGA FM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement  The following section describes the valuation methodologies the Funds use to measure different financial investments at fair value.

A Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sale price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price, Level 1 securities primarily include publicly-traded equity securities, which may not necessarily represent the last sales price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price. In those circumstances the Fund typically classifies the investment securities in Level 2.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid price as reported by independent pricing services. The pricing services use various pricing models for each asset class. The inputs and assumptions to the model of the pricing services are derived from market observable sources, which may include: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and other market related data. Since many fixed income securities do not trade on a daily basis, the methodology of the pricing service may use other available

92	Notes to Financial Statements

Elfun Funds

Notes to Financial Statements, continued — December 31, 2016 information such as benchmark curves, benchmarking of similar securities, sector groupings, and matrix pricing, as applicable. Thus, certain securities may not be priced using market quotations, but rather determined from market observable information. These investments are included in Level 2 and are primarily comprised of corporate fixed income, government, mortgage and asset-backed securities. In the absence of a reliable bid price from such a pricing service, debt securities may be valued based on broker or dealer supplied valuations or quotations. In these infrequent circumstances, pricing services may provide the Funds with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified as Level 3.

A Fund may use non-binding broker or dealer quotes for valuation when there is limited or no relevant market activity for a specific investment or for other investments that share similar characteristics and a price is not provided by a pricing service or is deemed not to be reliable. The Funds have not adjusted the prices obtained. Investment securities priced using non-binding broker or dealer quotes are included in Level 3.

Short-term securities of sufficient credit quality with remaining maturities of sixty days or less at the time of purchase are typically valued on the basis of amortized cost which approximates fair value and these are included in Level 2. If it is determined that amortized cost does not approximate fair value, securities may be valued based on dealer supplied valuations or quotations. In these infrequent circumstances, pricing services may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified in Level 3.

The Elfun Government Money Market Fund’s securities are recorded on the basis of amortized cost which approximates fair value as permitted by Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or accretion of any discounts.

Investments in registered investment companies are valued at the published daily net asset value (“NAV”) and classified in Level 1.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Funds’ Board of Trustees that are designed to establish its “fair” value. These securities are typically classified in Level 3. Those procedures require that the fair value of a security be established by a valuation committee of the investment adviser. The valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of any Fund in the appropriate circumstances.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security’s primary market and before the close of regular trading on the New York Stock Exchange (“NYSE”). In these circumstances, the Funds classify the investment securities in Level 2. This independent fair value pricing service uses a proprietary model to identify affected securities, taking into consideration various factors, and the fair value of such securities may be something other than the last available quotation or other market price.

All assets and liabilities of the Funds initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuters exchange rate computed at 11:00 a.m. Eastern time.

Fair value determinations generally are used for securities whose value is affected by a significant event that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of a Fund’s NAV.

The value established for such a portfolio security valued other than by use of a market quotation (as described above) may be different than what would be produced through the use of market quotations or another methodology. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio security for the value established for it at any time and it is possible that a Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Other financial investments are derivative instruments that are not reflected in total investments, such as futures, forwards, swaps, and written options contracts, which are valued based on fair value as discussed above.

Notes to Financial Statements	93

Elfun Funds

Notes to Financial Statements, continued — December 31, 2016

The Funds use closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following tables present each Fund’s investments measured at fair value on a recurring basis at December 31, 2016:

Fund	Investments	Level 1	Level 2	Level 3	Total
Elfun International Equity Fund	Investments in Securities†
	Common Stock	$200,501,899	$—	$—	$200,501,899
	Short-Term Investments	6,981,686	—	—	6,981,686

	Total Investments in Securities	$207,483,585	$—	$—	$207,483,585

	Other Financial Instruments*
	Long Futures Contracts — Unrealized Depreciation	$(14,870)	$—	$—	$(14,870)

Elfun Trusts	Investments in Securities†
	Common Stock	$2,273,808,610	$—	$—	$2,273,808,610
	Short-Term Investments	53,209,078	—	—	53,209,078

	Total Investments in Securities	$2,327,017,688	$—	$—	$2,327,017,688

Elfun Diversified Fund	Investments in Securities†
	Domestic Equity	$66,226,946	$—	$—	$66,226,946
	Foreign Equity	39,517,147	—	—	39,517,147
	U.S. Treasuries	—	14,181,482	—	14,181,482
	Agency Mortgage Backed	—	18,183,013	—	18,183,013
	Agency Collateralized Mortgage Obligations	—	869,070	—	869,070
	Corporate Notes	—	26,384,739	—	26,384,739
	Non-Agency Collateralized Mortgage Obligations	—	3,716,369	—	3,716,369
	Sovereign Bonds	—	519,399	—	519,399
	Municipal Bonds and Notes	—	382,475	—	382,475
	FNMA (TBA)	—	—	1,170	1,170
	Exchange Traded Funds	14,907,332	—	—	14,907,332
	Short-Term Investments	22,591,439	—	—	22,591,439

	Total Investments in Securities	$143,242,864	$64,236,547	$1,170	$207,480,581

	Other Financial Instruments*
	Credit Default Swap Contracts — Unrealized Depreciation	$—	$(53,193)	$—	$(53,193)
	Long Futures Contracts — Unrealized Depreciation	(108,294)	—	—	(108,294)
	Short Futures Contracts — Unrealized Appreciation	40,845	—	—	40,845
	Short Futures Contracts — Unrealized Depreciation	(1,289)	—	—	(1,289)

	Total Other Financial Instruments	$(68,738)	$(53,193)	$—	$(121,931)

94	Notes to Financial Statements

Elfun Funds

Notes to Financial Statements, continued — December 31, 2016

Fund	Investments	Level 1	Level 2	Level 3	Total

Elfun Tax-Exempt Income Fund	Investments in Securities†
	Municipal Bonds and Notes	$—	$1,443,198,288	$—	$1,443,198,288
	Short-Term Investments	50,202,639	—	—	50,202,639

	Total Investments in Securities	$50,202,639	$1,443,198,288	$—	$1,493,400,927

Elfun Income Fund	Investments in Securities†
	U.S. Treasuries	$—	$54,740,630	$—	$54,740,630
	Agency Mortgage Backed	—	79,780,899	—	79,780,899
	Agency Collateralized Mortgage Obligations	—	4,026,685	—	4,026,685
	Asset Backed	—	247,129	—	247,129
	Corporate Notes	—	114,692,822	—	114,692,822
	Non-Agency Collateralized Mortgage Obligations	—	16,632,586	—	16,632,586
	Sovereign Bonds	—	1,798,188	—	1,798,188
	Municipal Bonds and Notes	—	1,950,842	—	1,950,842
	FNMA (TBA)	—	—	4,689	4,689
	Preferred Stock	325,243	—	—	325,243
	Short-Term Investments	39,582,709	—	—	39,582,709

	Total Investments in Securities	$39,907,952	$273,869,781	$4,689	$313,782,422

	Other Financial Instruments*
	Credit Default Swap Contracts — Unrealized Depreciation	$—	$(228,112)	$—	$(228,112)
	Long Futures Contracts — Unrealized Depreciation	(64,077)	—	—	(64,077)
	Short Futures Contracts — Unrealized Appreciation	31,139	—	—	31,139
	Short Futures Contracts — Unrealized Depreciation	(698)	—	—	(698)

	Total Other Financial Instruments	$(33,636)	$(228,112)	$—	$(261,748)

Elfun Government Money Market Fund	Investments in Securities†
	U.S. Treasuries	$—	$40,575,662	$—	$40,575,662
	U.S. Government Agency Obligations	—	49,140,953	—	49,140,953
	Repurchase Agreements	—	21,443,000	—	21,443,000

	Total Investments in Securities	$—	$111,159,615	$—	$111,159,615

†	See Schedules of Investments for Industry Classification.
*	Other financial instruments include derivative instruments such as futures contracts and credit default swaps. Amounts shown represent unrealized appreciation (depreciation), at period end.

There were no transfers between fair value levels during the period. Transfers between fair value levels are recognized at the beginning of the period.

Notes to Financial Statements	95

Elfun Funds

Notes to Financial Statements, continued — December 31, 2016

4.	Derivatives Disclosure

Shown below are the derivative contracts entered into by each Fund, summarized by primary risk exposure as they appear on the Statements of Assets and Liabilities, none of which are accounted for as hedging instruments under FASB ASC No. 815 Derivatives and Hedging (“ASC 815”) as of December 31, 2016.

	Asset Derivatives December 31, 2016			Liability Derivatives December 31, 2016
Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statements of Assets and Liabilities	Fair Value ($)		Location in the Statements of Assets and Liabilities	Fair Value ($)
Elfun International Equity Fund
Equity Contracts	Assets, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	—		Liabilities, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	(14,870	)*

Elfun Diversified Fund
Equity Contracts	Assets, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	31,326	*	Liabilities, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	(93,881	)*
Interest Rate Contracts	Assets, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	9,519	*	Liabilities, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	(15,702	)*
Credit Risk Contracts	Assets, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Swap Contracts	—		Liabilites, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Swap Contracts	(53,193	)*

Elfun Income Fund
Interest Rate Contracts	Assets, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	31,139	*	Liabilities, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	(64,775	)*
Credit Risk Contracts	Assets, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Swap Contracts	—		Liabilites, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Swap Contracts	(228,112	)*

*	Includes cumulative unrealized appreciation/(depreciation) of futures and credit default swap contracts as reported in the Schedules of Investments and within the components of the net assets section of the Statement of Assets and Liabilities. Only the current day’s variation margin is reported within the Assets and/or Liabilities section on the Statement of Assets and Liabilities.

Shown below are the effects of derivative instruments on each Fund’s Statement of Operations, summarized by primary risk exposure, none of which are accounted for as hedging instruments under ASC 815.

Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statements of Operations	Realized Gain (Loss) on Derivatives Recognized in Income ($)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income ($)
Elfun International Equity Fund
Equity Contracts	Realized gain (loss) on Futures, Increase (decrease) in unrealized appreciation/(depreciation) on Futures	(331,601)	(69,937)

Elfun Diversified Fund
Equity Contracts	Realized gain (loss) on Futures, Increase (decrease) in unrealized appreciation/(depreciation) on Futures	909,751	(132,857)
Interest Rate Contracts	Realized gain/(loss) on futures, Increase/(decrease) in unrealized appreciation/(depreciation) on Futures	76,427	(42,606)
Credit Risk Contracts	Realized gain/(loss) on credit default swaps Increase/(decrease) in unrealized appreciation/(depreciation) on swap contracts	(221,533)	(65,921)

Elfun Tax-Exempt Income Fund
Interest Rate Contracts	Realized gain/(loss) on futures, Increase/(decrease) in unrealized appreciation/(depreciation) on Futures	(761,378)	—

96	Notes to Financial Statements

Elfun Funds

Notes to Financial Statements, continued — December 31, 2016

Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statements of Operations	Realized Gain (Loss) on Derivatives Recognized in Income ($)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income ($)

Elfun Income Fund
Interest Rate Contracts	Realized gain/(loss) on futures, Increase/(decrease) in unrealized appreciation/(depreciation) on Futures	(132,193)	(199,437)
Credit Risk Contracts	Realized gain/(loss) on credit default swaps Increase/(decrease) in unrealized appreciation/(depreciation) on swap contracts	(894,595)	(288,110)

During the fiscal year ended December 31, 2016, the Funds had an average notional value of long and short futures contracts as shown below. The Elfun Diversified and Elfun Income Fund had average notional values of $3,386,836 and $14,697,243 on credit default swaps, respectively. Please refer to the table following the Schedule of Investments for open futures contracts and open swap contracts at December 31, 2016.

Fund	Long Futures Contracts	Short Futures Contracts
Elfun International Equity Fund	$2,290,326	$563,635
Elfun Diversified Fund	14,062,620	11,063,218
Elfun Tax-Exempt Income Fund	4,335,457	—
Elfun Income Fund	32,422,725	29,396,854

5.	Line of Credit

Prior to July 1, 2016, the Funds (excluding Elfun Government Money Market Fund) shared a revolving credit facility of up to $150 million with a number of their affiliates. The credit facility was with the Funds’ custodian bank, State Street Bank and Trust Company (“State Street”). The revolving credit facility required the payment of a commitment fee equal to 0.20% (0.125% prior to October 28, 2015) per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by each Fund generally was borne proportionally based upon net assets. In addition, the Funds had a $100 million uncommitted, unsecured line of credit with State Street which expired effective October 28, 2015. Generally, borrowings under the credit facilities would accrue interest at the higher of the Overnight LIBOR plus 1.25% and the Overnight Federal Funds Rate plus 1.25% and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund was the lesser of (i) its prospectus limitation or (ii) 20% of its net assets. The revolving credit facility with State Street was terminated effective June 30, 2016.

Currently, the Funds (excluding Elfun Government Money Market Fund) and other affiliated funds (each a “Participant” and, collectively, the “Participants”) participate in a $360 million revolving credit facility provided by a syndication of banks under which the Participants may borrow to fund shareholder redemptions. This agreement expires October 12, 2017, unless extended or renewed.

The Participants are charged an annual commitment fee which is calculated based on the unused portion of the shared credit line. Commitment fees are allocated among each of the Participants based on relative net assets. A Participant incurs and pays the interest expense related to its borrowing. Interest is calculated at a rate per annum equal to the sum of 1% plus the greater of the New York Fed Bank Rate and 1-month LIBOR rate. From July 1, 2016, the date the Funds were added to this credit facility, through October 12, 2016, interest was calculated at a rate per annum equal to the sum of the New York Fed Bank Rate plus 1%.

The Funds did not utilize any of the credit facilities for the fiscal year ended December 31, 2016.

Notes to Financial Statements	97

Elfun Funds

Notes to Financial Statements, continued — December 31, 2016

6.	Compensation and Fees paid to Affiliates

SSGA FM, a registered investment adviser, was retained by the Board of Trustees of each Fund (the “Board”) effective July 1, 2016 to act as investment adviser and administrator of each Fund. SSGA FM’s compensation for investment advisory and administrative services (“Management Fee”) is paid monthly based on the average daily net assets of each Fund. The Management Fee is stated in the following schedule:

Fund	Management Fee
Elfun International Equity Fund	0.21%
Elfun Trusts	0.14%
Elfun Diversified Fund	0.17%
Elfun Tax-Exempt Income Fund	0.16%
Elfun Income Fund	0.17%
Elfun Government Money Market Fund	0.10%

With respect to the Elfun Government Money Market Fund, SSGA FM has voluntarily undertaken to subsidize its management fees and/or certain expenses of the Elfun Government Money Market Fund to the extent necessary to maintain a minimum annualized net yield of 0.00%. This voluntary management fee and/or other expense subsidy may be modified or discontinued by SSGA FM at any time without prior notice. There can be no assurance that these expense subsidies will be sufficient to avoid any loss.

Prior to July 1, 2016, GEAM served as the Funds’ investment adviser and administrator and received compensation from the Funds based on the cost of services rendered by GEAM as investment adviser and administrator. These expenses are included in advisory and administration fees (“Management Fees”) in the Statements of Operations.

GEAM voluntarily subsidized certain expenses of the Elfun Government Money Market Fund (the “Fund”) and, to the extent necessary, reduced its management expense in order to maintain a minimum annualized net yield of 0.00% for the Fund. Pursuant to an agreement between GEAM and the Fund, the Fund agreed to reimburse GEAM for such fee waivers for a period of up to three years from the date of such fee waivers, as long as the Fund’s total operating expense ratio did not exceed 0.60% for the fiscal year in which the reimbursement was made. The amount that the Fund reimbursed GEAM for the period of January 1, 2016 through June 30, 2016 was $36,506 and is included in the Statement of Operations. This agreement terminated effective July 1, 2016.

Prior to July 1, 2016 SSGA FM served as the sub-adviser to the Elfun Government Money Market Fund and for its services, GEAM paid SSGA FM monthly sub-advisory fees which were calculated as a percentage of the average daily net assets of the Elfun Government Money Market Fund.

State Street serves as the sub-administrator and custodian to the Funds. Amounts paid by the Funds to State Street for performing such services are included in advisory and administration and custody and accounting expenses, respectively.

Trustee Compensation  The Funds pay no compensation to their Trustees who are officers or employees of SSGA FM or its affiliates. Trustees who are not such officers or employees also serve in a similar capacity for other funds advised by SSGA FM. Compensation paid to independent Trustees is reflected on the Statements of Operations. These fees are allocated pro-rata across funds and share classes served by the Trustees and are based upon the relative net assets of each fund. Prior to July 1, 2016, all of the Trustees were officers or employees of GEAM and received no compensation from the Funds. (For additional information about Trustees’ compensation please refer to the Funds’ Statement of Additional Information).

Other Transactions with Affiliates  In December 2015, State Street, announced a review of the manner in which it invoiced certain expenses to certain of its Investment Servicing clients, primarily in the United States, during an 18-year period going back to 1998 and its determination that it had incorrectly invoiced clients for certain expenses. State Street informed its clients that it will pay to them the expenses it concluded were incorrectly invoiced to them, plus interest.

98	Notes to Financial Statements

Elfun Funds

Notes to Financial Statements, continued — December 31, 2016

Management analyzed the revised invoicing information, by year, to determine which amounts, including interest, should be refunded to the Funds. The amounts in the table below represent the refunded expenses and interest received by the Fund for the periods in question.

Fund	Refunded Custody Expense*	Interest*	Total	% of Net Assets at 12/31/16

Elfun International Equity Fund	$72,641	$51,779	$124,420	0.06%
Elfun Trusts	88	16	104	0.00%
Elfun Diversified Fund	121,135	76,942	198,077	0.10%
Elfun Tax-Exempt Income Fund	989	133	1,122	0.00%
Elfun Income Fund	8,225	4,847	13,072	0.00%
Elfun Government Money Market Fund	11,384	6,554	18,388	0.02%

*	Refunded Custody Expense and Interest appear on the Statements of Operations in Custodian and Accounting as expenses and Interest income, respectively.

7.	Capital Contribution

In connection with the sale of its asset management business to State Street Global Advisors, Inc., GE Asset Management Incorporated on October 20, 2016 made a contribution to the Elfun Government Money Market Fund in the amount of $314,868, which contribution has restored the Fund’s mark-to-market net asset value to $1.00 per unit. In addition, GE Asset Management Incorporated agreed to make a voluntary contribution of $69,636 in connection with a prior year distribution matter.

8.	Investment Transactions

Purchases and Sales of Securities  The cost of purchases and the proceeds from sales of investments, other than short-term securities, for the fiscal year ended December 31, 2016, were as follows:

	U.S. Government Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales

Elfun International Equity Fund	$—	$—	$68,945,829	$85,812,889
Elfun Trusts	—	—	334,665,341	473,491,139
Elfun Diversified Fund	47,026,648	44,264,640	167,308,904	175,169,952
Elfun Tax-Exempt Income Fund	—	—	472,110,935	531,599,234
Elfun Income Fund	592,004,186	570,678,852	85,095,857	121,315,505

9.	Income Taxes

The Funds are subject to ASC 740, Income Taxes (“ASC 740”). ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity’s activities during the year. ASC 740 also provides guidance regarding how certain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. There are no adjustments to any Fund’s net assets required under ASC 740. Each Fund’s 2013, 2014, 2015 and 2016 fiscal year tax returns are still open to examination by the Federal and applicable state tax authorities.

Notes to Financial Statements	99

Elfun Funds

Notes to Financial Statements, continued — December 31, 2016

At December 31, 2016, information on the tax cost of investments and distributable earnings on a tax basis was as follows:

Fund	Cost of Investment for Tax Purposes	Gross Tax		Net Tax Appreciation/ (Depreciation)		Undistributed		Late-Year Losses
		Appreciation	Depreciation	Investments	Derivatives/ Currency	Income	Accum. Capital Gain/(Loss)

Elfun International Equity Fund	$203,987,256	$18,660,950	$(15,220,688)	$3,440,262	$(23,654)	$—	$(20,095,153)	$—
Elfun Trusts	1,442,471,464	912,694,897	(28,148,673)	884,546,224	—	53,567	—	—
Elfun Diversified Fund	198,073,816	14,836,536	(5,429,771)	9,406,765	(58,624)	—	—	—
Elfun Tax-Exempt Income Fund	1,440,159,428	70,002,244	(16,760,745)	53,241,499	—	62,805	(13,939,216)	—
Elfun Income Fund	314,359,131	3,411,990	(3,988,699)	(576,709)	(228,112)	295,627	—	(2,262,052)
Elfun Government Money Market Fund	111,159,615	—	—	—	—	12,160	—	—

During the fiscal year ended December 31, 2016, the Funds utilized prior year capital loss carryovers as follows:

Fund	Amount

Elfun Tax-Exempt Income Fund	$6,685,633
Elfun Income Fund	40,119

Any qualified late-year loss is deemed to arise on the first day of a Fund’s next tax year (if the Fund elects to defer such loss). Under this regime, generally, a Fund can elect to defer any post-October capital loss and/or any late-year ordinary loss as defined by the Internal Revenue Code.

The following Funds elected to defer qualified late-year losses for the fiscal year ended December 31, 2016 as follows:

Fund	Capital	Ordinary

Elfun Income Fund	$2,262,052	$—

As of December 31, 2016, the following Funds have capital loss carryovers as indicated below. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder.

	Amount
Fund	Short-Term	Long-Term	Expires

Elfun International Equity Fund	$13,166,355	$—	12/31/2018
	$1,395,629	$5,533,169	Unlimited
Elfun Tax-Exempt Income Fund	$13,939,216	$—	Unlimited

These amounts will be available to offset future taxable capital gains. Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The tax character of distributions paid during the fiscal year ended December 31, 2016, were as follows:

Fund	Exempt Income	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total

Elfun International Equity Fund	$—	$4,463,973	$—	$—	$4,463,973
Elfun Trusts	—	38,254,344	154,400,524	—	192,654,868
Elfun Diversified Fund	—	4,396,884	1,548,665	—	5,945,549
Elfun Tax-Exempt Income Fund	59,750,932	735,492	—	—	60,486,424
Elfun Income Fund	—	9,399,723	—	—	9,399,723
Elfun Government Money Market Fund	—	60,312	—	—	60,312

100	Notes to Financial Statements

Elfun Funds

Notes to Financial Statements, continued — December 31, 2016

The tax character of distributions paid during the fiscal year ended December 31, 2015, were as follows:

Fund	Exempt Income	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total

Elfun International Equity Fund	$—	$4,270,754	$—	$—	$4,270,754
Elfun Trusts	—	32,631,167	149,723,012	—	182,354,179
Elfun Diversified Fund	—	4,151,007	7,829,636	—	11,980,643
Elfun Tax-Exempt Income Fund	61,714,924	974,024	—	—	62,688,948
Elfun Income Fund	—	8,902,979	—	—	8,902,979
Elfun Government Money Market Fund	—	104,346	—	—	104,346

Distributions to Shareholders  The Elfun Tax-Exempt Income Fund, Elfun Income Fund and Elfun Government Money Market Fund declare net investment income dividends daily and pay them monthly. All other Funds declare and pay dividends from net investment income, if any, annually. All Funds declare and pay net realized capital gains distributions, if any, annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP. These differences include (but are not limited to) treatment of realized and unrealized gains (losses) on foreign currency contracts, investments in futures, late year loss deferrals, unused capital losses, distributions from real estate investment trusts (“REITs”) and other equity investments, distributions in excess of earnings, litigation proceeds, corporate actions, mixed straddles, return of capital distribution from securities, federal tax expense and losses deferred due to wash sale transactions. Reclassifications are made to a Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or NAV of any of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the fiscal year ended December 31, 2016 were as follows:

Fund	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Unrealized Loss	Paid In Capital

Elfun International Equity Fund	$(62,194)	$96,330	—	$(34,136)
Elfun Trusts	(575,711)	1,154,857	—	(579,146)
Elfun Diversified Fund	(171,257)	206,783	—	(35,526)
Elfun Income Fund	(553,817)	553,817	—	—
Elfun Government Money Market Fund	196,188	—	—	(196,188)

10.	Change in Audit Firm

KPMG LLP (“KPMG”) served as the independent registered certified public accounting firm of each Fund through its resignation as of June 30, 2016. On November 30, 2016, upon recommendation by the Audit Committee of the Funds, the Funds’ Board selected Ernst & Young LLP (“EY”) to replace KPMG as the independent public accountant for the fiscal year ended December 31, 2016. The reports of KPMG on the financial statements for the fiscal years ended December 31, 2014 and December 31, 2015 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Funds’ fiscal years ended December 31, 2014 and December 31, 2015 and through the period ended June 30, 2016, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG would have caused them to make reference thereto in their reports on the financial statements for such years or periods.

During the Funds’ fiscal years ended December 31, 2014 and December 31, 2015 and through the period ended June 30, 2016, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K). The Funds requested and KPMG furnished a letter addressed to the Securities and Exchange Commission stating whether or not it agreed with the above statements. A copy of such letter was filed as Exhibit 77 to each Funds’ Form N-SAR for the period ended December 31, 2016.

During the Funds’ fiscal years ended December 31, 2014 and December 31, 2015 and through November 30, 2016, neither the Funds nor anyone on their behalf has consulted EY on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Trust’s financial statements or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulations S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

Notes to Financial Statements	101

Elfun Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Elfun International Equity Fund, Elfun Trusts, Elfun Diversified Fund, Elfun Tax-Exempt Income Fund, Elfun Income Fund, and Elfun Government Money Market Fund:

We have audited the accompanying statements of assets and liabilities of Elfun International Equity Fund, Elfun Trusts, Elfun Diversified Fund, Elfun Tax-Exempt Income Fund, Elfun Income Fund, and Elfun Government Money Market Fund (collectively, the “Funds”), including the schedules of investments, as of December 31, 2016, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended December 31, 2015 and the financial highlights for periods ended prior to January 1, 2016 were audited by another independent registered public accounting firm whose report, dated February 24, 2016, expressed an unqualified opinion on those statements of changes in net assets and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, brokers and others or by other appropriate auditing procedures where replies from brokers and others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Elfun International Equity Fund, Elfun Trusts, Elfun Diversified Fund, Elfun Tax-Exempt Income Fund, Elfun Income Fund, and Elfun Government Money Market Fund at December 31, 2016, and the results of their operations, changes in their net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2017

102	Report of Independent Registered Public Accounting Firm

Elfun Funds

Tax Information — December 31, 2016 (Unaudited)

The following Funds intend to make an election under Internal Revenue Code Section 853. The election will allow shareholders to treat their attributable share of foreign taxes paid by the Funds to be paid by them directly. For the fiscal year ended December 31, 2016, the total amount of income received by the Funds from sources within foreign countries and possessions of the United States and the total amount of taxes paid by the Funds follows:

	Total Foreign Source Income	Total Foreign Taxes Paid

Elfun International Equity Fund	$5,865,136	$586,856

For the year ended December 31, 2016, the following Funds hereby designate as capital gain dividends the amounts set forth, or the amount ultimately treated as capital gain net income:

Fund	Gross Amount

Elfun Trusts	$154,400,524
Elfun Diversfied Fund	1,548,665

For the fiscal year ended December 31, 2016, certain dividends paid by the Funds may be subject to a maximum income tax rate of 20% as provided for by the American Taxpayer Relief Act of 2012. The following represent the amounts that may be considered qualified dividend income:

Fund	Qualified Dividend Income

Elfun International Equity Fund	$5,656,519
Elfun Trusts	35,107,650
Elfun Diversified Fund	2,354,243

For corporate shareholders the following represent the percentages of respective fund distributions that may be eligible for the dividends received deduction:

Fund	Dividends Received Deduction

Elfun Trusts	82.42%
Elfun Diversified Fund	28.02%

For the fiscal year ended December 31, 2016, the following Fund hereby designates as exempt-interest dividends the amounts set forth, or the amount ultimately treated as exempt-interest dividends:

Fund	Gross Amount

Elfun Tax-Exempt Income Fund	$59,750,932

The amounts presented herein may differ from amounts presented elsewhere in the financial statements due to differences between tax and financial accounting principles. Please consult a tax advisor if you have any questions about Federal or State income tax laws or on how to prepare your tax returns. If you have specific questions about your Fund account, please consult your investment representative.

Tax Information	103

Elfun Funds

Advisory Agreement Renewal (Unaudited)

Disclosure for the Boards of Trustees’ Consideration of the Approval of the New Investment Advisory and Administration Agreement with SSGA Funds Management, Inc.

At a meeting of the Boards of Trustees held on April 29, 2016 (the “Board Meeting”), members of the Board of each Fund, including a majority of the Independent Trustees who were present at the Board Meeting, considered and unanimously approved the investment advisory and administration agreement for the Funds (the “New Investment Advisory and Administration Agreement”) with SSGA Funds Management, Inc. (the “Adviser”) on behalf of each Fund. In considering whether to approve the New Investment Advisory and Administration Agreement, the Trustees considered and discussed a substantial amount of information and analysis provided, at the Board’s request, by the Adviser and GE Asset Management Incorporated (“GEAM”).

Before approving the New Investment Advisory and Administration Agreement on behalf of each Fund, the Boards reviewed the information provided with management of the Adviser and GEAM. The Boards also reviewed a memorandum prepared by legal counsel discussing the legal standards for the consideration of the proposed New Investment Advisory and Administration Agreement, as well as other memoranda and information relevant to the legal standards and related considerations for a transaction such as the one between the Adviser and GEAM. Prior to the Board Meeting, the Independent Trustees discussed the New Investment Advisory and Administration Agreement in detail with their independent legal counsel at which no representatives of the Adviser or GEAM were present. The Independent Trustees and their independent legal counsel requested, and received and considered, additional information from the Adviser and GEAM following these sessions.

Prior to and at the Board Meeting, representatives of GEAM and the Adviser explained and discussed with the Boards the specific terms of the asset purchase agreement entered into on March 29, 2016 by General Electric Company with State Street Corporation for the sale of the asset management and advisory services business conducted by GEAM and certain of its subsidiaries (the “Transaction”) and responded to questions raised by the Boards. The Trustees posed questions to these representatives and engaged in significant discussions. In addition, in response to its detailed requests, the Trustees received from the Adviser written responses to their inquiries, which included substantial exhibits and other materials related to the Adviser’s business and the services it proposes to provide to each Fund. The Boards took into account their multi-year experience as Trustees and particularly their consideration of the Existing GEAM Agreements in recent years.

The Boards also received materials relating to the organizational structure and business of the Adviser, including materials describing changes expected as a result of the Transaction. Various information relating to the terms of the Transaction, including the goals, interests and timetable of the Adviser, was discussed as well. The Adviser also advised that no change in investment processes is anticipated as a result of the Transaction, as all of the investment personnel of GEAM responsible for the daily management of the Funds were expected to become employees of the Adviser or its affiliates and continue to serve in the same capacities upon the closing of the Transaction.

In approving the New Investment Advisory and Administration Agreement with the Adviser, the Trustees considered those factors they deemed relevant, including the nature, quality and extent of services expected to be provided by the Adviser. In their deliberations, the Boards did not identify any single factor that was dispositive and each Trustee may have attributed different weights to the various factors. The Trustees evaluated this information and all other information made available to them by the Adviser, as well as the presentations and discussions that occurred at the Board Meeting, for each Fund on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund.

The material factors and conclusions that formed the basis for the Boards’ determinations to approve the New Investment Advisory and Administration Agreement with the Adviser on behalf of each Fund are as discussed below.

The Nature, Extent and Quality of Services Expected to be Provided.

The Trustees reviewed the services expected to be provided to the Funds by the Adviser. The Boards considered the Adviser’s favorable attributes, including its substantial experience managing mutual funds, investment philosophy and discipline, experienced investment and trading personnel, systems and other resources, and favorable history and reputation. The Boards also reviewed the extensive information provided by the Adviser related to its business, legal and regulatory affairs. This review considered the resources available to the Adviser to provide the services specified under the New Investment Advisory and Administration Agreement. Additionally, the Boards considered that all of the portfolio managers currently managing the Funds will be joining the Adviser as part of the Transaction.

In light of the foregoing, the Boards, including the Independent Trustees, concluded that the services expected to be provided by the Adviser would be satisfactory, particularly given that the same individuals who currently provide portfolio management services to the Funds as employees of GEAM are expected to continue providing such services as employees of the Adviser, benefiting the Funds by providing continuity of service following the Transaction.

104	Advisory Agreement Renewal

Elfun Funds

Advisory Agreement Renewal (Unaudited), continued

Investment Performance of GEAM and the Adviser.

The Board members considered the investment performance of GEAM and the Adviser for various periods focusing on GEAM’s and the Adviser’s investment performance with respect to registered investment companies and other accounts that have investment objectives and strategies similar to that of the Funds. The Boards also engaged in detailed discussions with GEAM and the Adviser about their investment processes, focusing on the number and experience of portfolio management and supporting research personnel and GEAM’s and the Adviser’s investment style and approach employed. The Boards noted that the Funds’ historical performance under the Existing GEAM Agreements was relevant as the personnel providing portfolio management services would continue to provide those services under the New Investment Advisory and Administration Agreement.

Taking these factors into consideration, the Boards, including the Independent Trustees, concluded that each Fund’s performance was acceptable.

Cost of the Services to be Provided and Profits to be Realized from the Relationship with the Funds.

The Trustees considered the proposed management fees that would be paid to the Adviser by the Funds, and the cost of the services that would be provided by the Adviser to the Funds. Representatives of the Adviser stated that the Adviser was not able to estimate profitability in a meaningful way but expected to discuss any changes in the level of profitability with the Board during the contract renewal process. The Trustees considered the renewal requirements for advisory agreements and their ability to review the management fees annually after the initial term of the New Investment Advisory and Administration Agreement.

Information also was presented regarding the financial condition of the Adviser for various past periods. The Trustees determined that the Adviser should be entitled to earn a reasonable level of profits for the services it proposed to provide to the Funds. The Trustees also recognized the Adviser’s statements concerning its significant investment in supporting registered investment companies.

The Extent to Which Economies of Scale Would Be Realized as the Funds Grow and Whether Fee Levels Would Reflect Such Economies of Scale.

The Trustees considered the extent to which economies of scale would be realized as the Funds grow, and whether the proposed fee levels reflect these economies of scale for the benefit of Fund investors. The Trustees noted also that the Adviser expects its distribution plans and capabilities to provide an opportunity for the Funds to experience additional growth. The Trustees considered that there might be some opportunities for reductions in certain fixed operating expenses that might be enjoyed by the Funds depending on the extent to which their assets increase and determined that, to the extent in the future it were determined that material economies of scale had not been shared with the Funds, the Boards would seek to have those economies of scale shared with the Funds.

Comparison of Services to be Rendered and Fees to be Paid.

The Boards discussed the services expected to be provided to the Funds by the Adviser and the proposed fees to be charged to the Funds for those services. The Trustees reviewed information regarding the proposed advisory fees. The Boards discussed the proposed conversion to a fixed advisory and administration fee for each Fund. The Boards considered that, with respect to each Fund other than the Money Market Fund, the new management fee will be higher than the management expenses incurred by the Fund for the year ended December 31, 2015, but noted that the new management fee for each Fund would be set at or below the five-year historical average of each Fund’s management expenses. The Trustees considered the new fee in relation to the median fees of other mutual funds in each Fund’s peer group and noted that the proposed fee was significantly lower in each case compared to the fees for other peer funds. The Trustees considered that the fees would serve as bona fide compensation of the Adviser for its investment advisory services, in line with the requirements of Section 15(f) of the 1940 Act (discussed below). They also reviewed the fee and expense ratio for each Fund and comparative information with respect to similar products. They discussed that most of the Funds’ fees and expenses should generally remain below or within applicable peer group ranges and, therefore, the Funds would be generally charged a competitive rate in comparison to their peers. The Trustees also considered the Funds’ comparatively lower historical fee structure overall relative to advisers of other comparable industry peer group funds and noted that the Funds have generally benefitted from not having a high management fee rate for most of the Funds since their inception, and that the new management fee rate is based on the historical management expenses incurred by the Funds.

The Boards, including the Independent Trustees, concluded that based on this information, the proposed advisory fees would be reasonable in relation to the services expected to be provided to the Funds.

Advisory Agreement Renewal	105

Elfun Funds

Advisory Agreement Renewal (Unaudited), continued

Fall-Out Benefits.

The Boards considered actual and potential financial benefits that the Adviser could derive from its relationship with the Funds, including the custody, fund accounting and sub-administration services being proved to the Funds by affiliates of the Adviser. The Boards noted, however, that the affiliates of the Adviser had already been providing such services to the Funds pursuant to various services agreements that had been negotiated at arm’s-length prior to the Transaction, and that the Adviser would not derive any additional benefits from such services following the close of the Transaction.

The Boards did not view this consideration as having a material effect on its overall view of the reasonableness of the proposed fees for the Funds.

Conclusion.

No single factor was determinative to the Boards’ decision. Based on their discussion and such other matters as were deemed relevant, the Trustees, including the Independent Trustees, concluded that the approval of the New Investment Advisory and Administration Agreement with the Adviser was in the best interests of the Funds.

106	Advisory Agreement Renewal

Elfun Funds

Special Meeting of Unitholders — Voting Results

On June 22, 2016, the Elfun Government Money Market Fund (the “Money Market Fund”), Elfun Tax-Exempt Income Fund (the “Tax-Exempt Fund”), Elfun Income Fund (the “Income Fund”), Elfun Diversified Fund (the “Diversified Fund”), Elfun International Equity Fund (the “International Fund”) and Elfun Trusts (each, a “Fund” and collectively, the “Funds”) held a special meeting of unitholders. Unitholders of record on May 4, 2016 were entitled to vote on the proposals. For each proposal, unitholders voted on a fund-by-fund basis. At the meeting, all proposals were approved by the respective unitholders of each Fund, and the following votes were recorded:

Proposal 1:

Approval of a new investment advisory and administration agreement with SSGA Funds Management, Inc. (“SSGA FM”), pursuant to which SSGA FM will replace GE Asset Management Incorporated (“GEAM”) as investment adviser and administrator to the Funds upon consummation of the sale of the asset management and advisory services business conducted by GEAM and certain of its subsidiaries.

Money Market Fund
	No. of Units	% of Outstanding Units	% of Units Present
For	71,687,742.212	61.354%	91.433%
Against	3,754,246.320	3.213%	4.788%
Abstain	235,513.330	0.202%	0.301%
Broker Non-Vote	2,727,078.000	2.334%	3.478%
Total	78,404,579.862	67.103%	100.000%

Tax-Exempt Fund
	No. of Units	% of Outstanding Units	% of Units Present
For	81,969,941.855	61.655%	93.514%
Against	4,442,590.933	3.342%	5.068%
Abstain	952,965.077	0.717%	1.087%
Broker Non-Vote	289,926.000	0.218%	0.331%
Total	87,655,423.865	65.932%	100.000%

Income Fund
	No. of Units	% of Outstanding Units	% of Units Present
For	14,837,943.449	58.632%	89.037%
Against	603,160.743	2.383%	3.619%
Abstain	414,170.860	1.637%	2.485%
Broker Non-Vote	809,736.000	3.200%	4.859%
Total	16,665,011.052	65.852%	100.000%

Diversified Fund
	No. of Units	% of Outstanding Units	% of Units Present
For	6,578,662.211	56.349%	91.581%
Against	293,974.776	2.518%	4.092%
Abstain	111,718.856	0.957%	1.556%
Broker Non-Vote	199,063.000	1.705%	2.771%
Total	7,183,418.843	61.529%	100.000%

International Fund
	No. of Units	% of Outstanding Units	% of Units Present
For	7,142,551.119	60.665%	92.813%
Against	361,813.358	3.073%	4.702%
Abstain	142,622.936	1.211%	1.853%
Broker Non-Vote	48,598.000	0.413%	0.632%
Total	7,695,585.413	65.362%	100.000%

Special Meeting of Unitholders — Voting Results	107

Elfun Funds

Special Meeting of Unitholders — Voting Results, continued

Elfun Trusts
	No. of Units	% of Outstanding Units	% of Units Present
For	23,683,286.207	55.497%	93.009%
Against	1,191,119.427	2.792%	4.678%
Abstain	357,634.068	0.838%	1.404%
Broker Non-Vote	231,445.000	0.542%	0.909%
Total	25,463,484.702	59.669%	100.000%

Proposal 2:

Approval of the election of Patrick J. Riley, William L. Boyan, William L. Marshall, Rina K. Spence, Douglas T. Williams and Jeanne M. La Porta to the Board of Trustees of each Fund.

Money Market Fund
	No. of Units	% of Outstanding Units	% of Units Present
		Mr. Patrick J. Riley
Affirmative	75,899,542.522	64.959%	96.805%
Withhold	2,505,037.340	2.144%	3.195%
Total	78,404,579.862	67.103%	100.000%
		Mr. William L. Boyan
Affirmative	75,878,101.632	64.940%	96.778%
Withhold	2,526,478.230	2.163%	3.222%
Total	78,404,579.862	67.103%	100.000%
		Mr. William L. Marshall
Affirmative	75,899,347.782	64.959%	96.805%
Withhold	2,505,232.080	2.144%	3.195%
Total	78,404,579.862	67.103%	100.000%
		Ms. Rina K. Spence
Affirmative	75,916,028.622	64.973%	96.826%
Withhold	2,488,551.240	2.130%	3.174%
Total	78,404,579.862	67.103%	100.000%
		Mr. Douglas T. Williams
Affirmative	75,877,600.982	64.940%	96.777%
Withhold	2,526,978.880	2.163%	3.223%
Total	78,404,579.862	67.103%	100.000%
		Ms. Jeanne M. La Porta
Affirmative	75,877,047.252	64.939%	96.776%
Withhold	2,527,532.610	2.164%	3.224%
Total	78,404,579.862	67.103%	100.000%

Tax-Exempt Fund
	No. of Units	% of Outstanding Units	% of Units Present
		Mr. Patrick J. Riley
Affirmative	83,222,710.289	62.598%	94.943%
Withhold	4,432,713.576	3.334%	5.057%
Total	87,655,423.865	65.932%	100.000%

108	Special Meeting of Unitholders — Voting Results

Elfun Funds

Special Meeting of Unitholders — Voting Results, continued

Tax-Exempt Fund, continued
	No. of Units	% of Outstanding Units	% of Units Present
		Mr. William L. Boyan
Affirmative	83,085,443.978	62.494%	94.786%
Withhold	4,569,979.887	3.438%	5.214%
Total	87,655,423.865	65.932%	100.000%
		Mr. William L. Marshall
Affirmative	83,187,469.762	62.571%	94.903%
Withhold	4,467,954.103	3.361%	5.097%
Total	87,655,423.865	65.932%	100.000%
		Ms. Rina K. Spence
Affirmative	83,112,769.778	62.515%	94.818%
Withhold	4,542,654.087	3.417%	5.182%
Total	87,655,423.865	65.932%	100.000%
		Mr. Douglas T. Williams
Affirmative	83,041,917.707	62.462%	94.737%
Withhold	4,613,506.158	3.470%	5.263%
Total	87,655,423.865	65.932%	100.000%
		Ms. Jeanne M. La Porta
Affirmative	83,478,464.050	62.790%	95.235%
Withhold	4,176,959.815	3.142%	4.765%
Total	87,655,423.865	65.932%	100.000%

Income Fund
	No. of Units	% of Outstanding Units	% of Units Present
		Mr. Patrick J. Riley
Affirmative	15,977,635.095	63.136%	95.875%
Withhold	687,375.957	2.716%	4.125%
Total	16,665,011.052	65.852%	100.000%
		Mr. William L. Boyan
Affirmative	15,953,185.926	63.039%	95.729%
Withhold	711,825.126	2.813%	4.271%
Total	16,665,011.052	65.852%	100.000%
		Mr. William L. Marshall
Affirmative	15,963,868.166	63.081%	95.793%
Withhold	701,142.886	2.771%	4.207%
Total	16,665,011.052	65.852%	100.000%
		Ms. Rina K. Spence
Affirmative	15,926,996.647	62.936%	95.571%
Withhold	738,014.405	2.916%	4.429%
Total	16,665,011.052	65.852%	100.000%
		Mr. Douglas T. Williams
Affirmative	15,910,253.321	62.870%	95.471%
Withhold	754,757.731	2.982%	4.529%
Total	16,665,011.052	65.852%	100.000%
		Ms. Jeanne M. La Porta
Affirmative	15,968,317.529	63.099%	95.819%
Withhold	696,693.523	2.753%	4.181%
Total	16,665,011.052	65.852%	100.000%

Special Meeting of Unitholders — Voting Results	109

Elfun Funds

Special Meeting of Unitholders — Voting Results, continued

Diversified Fund
	No. of Units	% of Outstanding Units	% of Units Present
		Mr. Patrick J. Riley
Affirmative	6,874,973.595	58.887%	95.706%
Withhold	308,445.248	2.642%	4.294%
Total	7,183,418.843	61.529%	100.000%
		Mr. William L. Boyan
Affirmative	6,861,221.735	58.769%	95.515%
Withhold	322,197.108	2.760%	4.485%
Total	7,183,418.843	61.529%	100.000%
		Mr. William L. Marshall
Affirmative	6,871,665.264	58.859%	95.660%
Withhold	311,753.579	2.670%	4.340%
Total	7,183,418.843	61.529%	100.000%
		Ms. Rina K. Spence
Affirmative	6,868,900.286	58.835%	95.622%
Withhold	314,518.557	2.694%	4.378%
Total	7,183,418.843	61.529%	100.000%
		Mr. Douglas T. Williams
Affirmative	6,862,901.606	58.784%	95.538%
Withhold	320,517.237	2.745%	4.462%
Total	7,183,418.843	61.529%	100.000%
		Ms. Jeanne M. La Porta
Affirmative	6,868,830.659	58.834%	95.621%
Withhold	314,588.184	2.695%	4.379%
Total	7,183,418.843	61.529%	100.000%

International Fund
	No. of Units	% of Outstanding Units	% of Units Present
		Mr. Patrick J. Riley
Affirmative	7,246,818.051	61.550%	94.169%
Withhold	448,767.362	3.812%	5.831%
Total	7,695,585.413	65.362%	100.000%
		Mr. William L. Boyan
Affirmative	7,224,635.055	61.362%	93.880%
Withhold	470,950.358	4.000%	6.120%
Total	7,695,585.413	65.362%	100.000%
		Mr. William L. Marshall
Affirmative	7,230,087.881	61.408%	93.951%
Withhold	465,497.532	3.954%	6.049%
Total	7,695,585.413	65.362%	100.000%
		Ms. Rina K. Spence
Affirmative	7,235,315.168	61.453%	94.019%
Withhold	460,270.245	3.909%	5.981%
Total	7,695,585.413	65.362%	100.000%

110	Special Meeting of Unitholders — Voting Results

Elfun Funds

Special Meeting of Unitholders — Voting Results, continued

International Fund, continued
	No. of Units	% of Outstanding Units	% of Units Present
		Mr. Douglas T. Williams
Affirmative	7,228,021.911	61.391%	93.924%
Withhold	467,563.502	3.971%	6.076%
Total	7,695,585.413	65.362%	100.000%
		Ms. Jeanne M. La Porta
Affirmative	7,255,021.730	61.620%	94.275%
Withhold	440,563.683	3.742%	5.725%
Total	7,695,585.413	65.362%	100.000%

Elfun Trusts
	No. of Units	% of Outstanding Units	% of Units Present
		Mr. Patrick J. Riley
Affirmative	24,392,547.388	57.159%	95.794%
Withhold	1,070,937.314	2.510%	4.206%
Total	25,463,484.702	59.669%	100.000%
		Mr. William L. Boyan
Affirmative	24,314,551.481	56.977%	95.488%
Withhold	1,148,933.221	2.692%	4.512%
Total	25,463,484.702	59.669%	100.000%
		Mr. William L. Marshall
Affirmative	24,313,558.351	56.974%	95.484%
Withhold	1,149,926.351	2.695%	4.516%
Total	25,463,484.702	59.669%	100.000%
		Ms. Rina K. Spence
Affirmative	24,347,770.790	57.054%	95.618%
Withhold	1,115,713.912	2.615%	4.382%
Total	25,463,484.702	59.669%	100.000%
		Mr. Douglas T. Williams
Affirmative	24,278,464.632	56.892%	95.346%
Withhold	1,185,020.070	2.777%	4.654%
Total	25,463,484.702	59.669%	100.000%
		Ms. Jeanne M. La Porta
Affirmative	24,414,765.753	57.211%	95.881%
Withhold	1,048,718.949	2.458%	4.119%
Total	25,463,484.702	59.669%	100.000%

Special Meeting of Unitholders — Voting Results	111

Elfun Funds

Special Meeting of Unitholders — Voting Results, continued

Proposal 3:

Approval of manager-of-managers authority for SSGA FM, whereby SSGA FM may, subject to approval of the Board of Trustees of each Fund, enter into and materially amend investment sub-advisory agreements with unaffiliated sub-advisers for a Fund without obtaining unitholder approval in each case.

Money Market Fund
	No. of Units	% of Outstanding Units	% of Units Present
For	71,322,436.206	61.041%	90.967%
Against	3,538,243.246	3.028%	4.513%
Abstain	816,822.410	0.700%	1.042%
Broker Non-Vote	2,727,078.000	2.334%	3.478%
Total	78,404,579.862	67.103%	100.000%

Tax-Exempt Fund
	No. of Units	% of Outstanding Units	% of Units Present
For	81,401,973.746	61.228%	92.866%
Against	4,953,396.073	3.726%	5.651%
Abstain	1,010,128.046	0.760%	1.152%
Broker Non-Vote	289,926.000	0.218%	0.331%
Total	87,655,423.865	65.932%	100.000%

Income Fund
	No. of Units	% of Outstanding Units	% of Units Present
For	14,776,746.417	58.390%	88.669%
Against	646,288.513	2.554%	3.878%
Abstain	432,240.122	1.708%	2.594%
Broker Non-Vote	809,736.000	3.200%	4.859%
Total	16,665,011.052	65.852%	100.000%

Diversified Fund
	No. of Units	% of Outstanding Units	% of Units Present
For	6,455,485.810	55.294%	89.866%
Against	368,253.442	3.154%	5.126%
Abstain	160,616.591	1.376%	2.237%
Broker Non-Vote	199,063.000	1.705%	2.771%
Total	7,183,418.843	61.529%	100.000%

International Fund
	No. of Units	% of Outstanding Units	% of Units Present
For	7,102,486.411	60.324%	92.292%
Against	376,046.027	3.194%	4.887%
Abstain	168,454.975	1.431%	2.189%
Broker Non-Vote	48,598.000	0.413%	0.632%
Total	7,695,585.413	65.362%	100.000%

Elfun Trusts
	No. of Units	% of Outstanding Units	% of Units Present
For	23,455,701.718	54.964%	92.114%
Against	1,330,598.102	3.118%	5.226%
Abstain	445,739.882	1.045%	1.751%
Broker Non-Vote	231,445.000	0.542%	0.909%
Total	25,463,484.702	59.669%	100.000%

112	Special Meeting of Unitholders — Voting Results

Elfun Funds

Trustees

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer	Other Directorships Held by Trustee/Officer
INTERESTED DIRECTORS AND EXECUTIVE OFFICERS
Jeanne M. La Porta SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1965	Trustee	Until successor is elected and qualified – 2 years

Senior Managing Director at State

Street Global Advisors since July

2016; President of GE Retirement

Savings Plan Funds since July

2016; Senior Vice President and

Commercial Operations Leader at

GEAM from March 2014 to July

2016; President of State Street

Institutional Funds and State

Street Variable Insurance Series

Funds, Inc. since April 2014;

President and Trustee of GEAM’s

UCITs Funds from March 2014 to

November 2014; Senior Vice

President and Commercial

Administrative Officer at GEAM

from April 2010 to March 2014;

Vice President of State Street Institutional Funds since July 2003; Vice President of Elfun Funds since October 2003; Vice President of GE Retirement Savings Plan Funds from October 2003 to July 2016; Secretary of GE Funds from July 2007 to September 2010 and Vice President from July 2007 to February 2011; Senior Vice President and Deputy General Counsel of GEAM from October 2007 to April 2010; Vice President and Assistant Secretary of Elfun Funds and GE Retirement

Savings Plan Funds from July

2003 to June 2010; and Vice

President and Associate General

Counsel – Marketing and Client

Services (formerly Asset Management Services) at GEAM

from May 1997 to October 2007.

24

Director of State Street Variable Insurance Series Funds, Inc. since 2014; Trustee of State Street Institutional Funds since 2014;

Trustee of Elfun Funds and General Electric Pension Trust since 2014; Director of GE Investment Distributors, Inc. since June 2011.

Ellen M.Needham SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1967	President	Until successor is elected and qualified – less than 1 year	President and Director, SSGA Funds Management, Inc. (2001 - present)*; Senior Managing Director, State Street Global Advisors (1992 - present).*	N/A	N/A

Trustees	113

Elfun Funds

Trustees, continued

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer	Other Directorships Held by Trustee/Officer
INTERESTED DIRECTORS AND EXECUTIVE OFFICERS, continued
Brian Harris SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1973	Chief Compliance Officer	Until successor is elected and qualified – less than 1 year	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (June 2013 - present)*; Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (2010-2013); Director of Compliance, AARP Financial Inc. (2008-2010).	N/A	N/A
Robert Herlihy SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1968	Deputy Chief Compliance Officer	Until successor is elected and qualified – less than 1 year	Chief Compliance Officer of GE Institutional Funds, GE Investments Funds, Inc. and GE Retirement Savings Plan Funds since July 2005; Chief Compliance Officer of GEAM from July 2005 to July 2016; Chief Compliance Officer of GE Funds from July 2005 to February 2011; Manager of Fund Administration at GEAM from March 2002 to 2005.	N/A	N/A
Joshua A. Weinberg SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1978	Chief Legal Officer	Until successor is elected and qualified – less than 1 year	Vice President and Managing Counsel, State Street Global Advisors (2011 – present); Clerk, SSGA Funds Management, Inc. (2013 – present); Associate, Financial Services Group, Dechert LLP (2006 – 2011).	N/A	N/A
Bruce S. Rosenberg SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1961	Treasurer	Until successor is elected and qualified – less than 1 year	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015 – present); Director, Credit Suisse (April 2008 – July 2015).	N/A	N/A

114	Trustees

Elfun Funds

Trustees, continued

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer	Other Directorships Held by Trustee/Officer
INTERESTED DIRECTORS AND EXECUTIVE OFFICERS, continued
Ann M. Carpenter SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1966	Vice President and Deputy Treasurer	Until successor is elected and qualified – less than 1 year	Chief Operating Officer, SSGA Funds Management, Inc. (April 2014 – present); Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (2005 –present).*	N/A	N/A
Chad C. Hallett SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1969	Deputy Treasurer	Until successor is elected and qualified – less than 1 year	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014 – present); Vice President, State Street Bank and Trust Company (2001 – November 2014).	N/A	N/A
Arthur A. Jensen SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1967	Deputy Treasurer	Until successor is elected and qualified – less than 1 year	Treasurer of GE Institutional
Funds, GE Investments Funds,
Inc. and GE Retirement Savings
Plan Funds since June 2011;
Mutual Funds Controller of
GEAM from April 2011 to July
2016; Senior Vice President at
Citigroup from 2008 to 2010;
and Vice President at JPMorgan
			from 2005 to 2008.	N/A	N/A
Trevor Swanberg SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1979	Code of Ethics Compliance Officer	Until successor is elected and qualified – less than 1 year	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (January 2015 – Present); Senior Manager-Mutual Fund Compliance, ICMA-Retirement Corporation (December 2011 – January 2015); Assistant Vice President, J.P. Morgan (September 2007 – December 2011).	N/A	N/A

Trustees	115

Elfun Funds

Trustees, continued

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer	Other Directorships Held by Trustee/Officer
NON-INTERESTED DIRECTORS
William L. Marshall SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1942	Trustee	Until successor is elected and qualified – less than 1 year	April 2011 to Present, Chairman (until April 2011, Chief Executive Officer and President), Wm. L. Marshall Associates, Inc., Wm. L. Marshall Companies, Inc. and the Marshall Financial Group, Inc. (a registered investment adviser and provider of financial and related consulting services); Certified Financial Planner; Member, Financial Planners Association; 2015 to present, Board Member, The Doylestown Health Foundation Board.	74	Trustee and Co- Chairman of the Audit Committee, State Street Institutional Investment Trust; Trustee and Co- Chairman of the Audit Committee, State Street Master Funds; Trustee and Co- Chairman of the Audit Committee, SSGA Funds; Director, Marshall Financial Group, Inc.
Patrick J. Riley SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1948	Trustee	Until successor is elected and qualified – less than 1 year	2002 to May 2010, Associate Justice of the Superior Court, Commonwealth of Massachusetts; 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); 1998 to Present, Independent Director, State Street Global Advisers Ireland, Ltd. (investment company); 1998 to Present, Independent Director, SSGA Liquidity plc (formerly, SSGA Cash Management Fund plc); January 2009 to Present, Independent Director, SSGA Fixed Income plc; and January 2009 to Present, Independent Director, SSGA Qualified Funds PLC.	74	Trustee and Co-Chairman, State Street Institutional Investment Trust; Trustee and Co- Chairman, State Street Master Funds; Trustee and Co- Chairman, SSGA Funds; Board Director and Chairman, SPDR Europe 1PLC Board (2011-Present); Board Director and Chairman, SPDR Europe II, PLC (2013-Present).
Rina K. Spence SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111- 2900 YOB: 1948	Trustee	Until successor is elected and qualified - less than 1 year	President of SpenceCare International LLC (international healthcare consulting) (1999 – present); Chief Executive Officer, IEmily.com (health internet company) (2000 – 2001); Chief Executive Officer of Consensus Pharmaceutical, Inc. (1998 – 1999); Founder, President and Chief Executive Officer of Spence Center for Women’s Health (1994 – 1998); President and CEO Emerson Hospital (1984 – 1994); Trustee, Eastern Enterprise (utilities) (1988 – 2000); Director, Berkshire Life Insurance Company of America (1993 – 2009); Honorary Consul for Monaco in Boston (2015 – present).	74	Trustee and Co-Chairman of the Qualified Legal and Compliance Committee and Co- Chairman of the Governance Committee, State Street Institutional Investment Trust; Trustee and Co- Chairman of the Qualified Legal and Compliance Committee and Co-Chairman of the Governance Committee, State Street Master Funds; Trustee and Co-Chairman
of the Qualified Legal and Compliance Committee and Co-Chairman of the Governance Committee,
					SSGA Funds.

116	Trustees

Elfun Funds

Trustees, continued

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer	Other Directorships Held by Trustee/Officer
NON-INTERESTED DIRECTORS, continued
Douglas T. Williams SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111- 2900 YOB: 1940	Trustee	Until successor is elected and qualified – less than 1 year	President, Oakmont Homeowners Association; President, Mariner Sands Chapel; Executive Vice President and member of Executive Committee, Chase Manhattan Bank (1987 -1999); President, Boston Stock Exchange Depository Trust Company, 1981 - 1982; Treasurer, Nantucket Educational Trust, (2002-2007).	74	Trustee and Co-Chairman of the Audit Committee, State Street Institutional Investment Trust; Trustee and Co- Chairman of the Audit Committee, State Street Master Funds; Trustee and Co- Chairman of the Audit Committee, SSGA Funds.

*	Served in various capacities and/or with various affiliated entities during noted time period.

Trustees	117

Elfun Funds

Shareholder Services

Online Service

Your Elfun Mutual Fund accounts can now be accessed on the Internet at www.ssgafunds.com/geam

Here are some of the online services:

•	View account balance and transaction history

•	Make exchanges

•	Redeem shares

•	Purchase shares

•	View and order tax forms

•	View quarterly statements

•	Change address

•	Re-order money market checks

Telephone Service

Our Shareholder Service Associates are available Monday to Friday from 9:00 AM to 8:00 PM Eastern Standard Time. Call toll-free, 1-800-242-0134, for assistance.

Automated Voice Response System

You can also access your account anytime during the day, 7 days a week by dialing 1-800-242-0134. Simply follow the menu to obtain information or make certain transactions.

Contact Us By Mail

If you’d like to write to us, address your inquiries regarding your account(s) to:

Elfun Mutual Funds

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

118	Shareholder Services

Elfun Funds

c/o U.S. Bancorp Fund Services, Ltd.

PO Box 701

Milwaukee, WI 53201-0701

Distributor

State Street Global Markets, LLC

Member FINRA and SIPC

State Street Financial Center

One Lincoln Street

Boston, MA 02111

www.ssga.com/geam

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission for the first, second and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-242-0134; (ii) on the Funds’ website at http://www.ssgafunds.com/geam; and (iii) on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC — information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-months period ended June 30 is available without charge (i) through the Funds’ website at http://www.ssgafunds.com/geam; and (ii) on the Commission’s website at http://www.sec.gov.

IBG-22932

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Elfun Income Fund (the “Fund” or “Registrant”) has adopted a code of ethics, as defined in Item 2(b) of Form N-CSR, that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code”). That Code comprises written standards that are reasonably designed to deter wrongdoing and to promote: (1) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (2) full, fair, accurate, timely and understandable disclosure in reports and documents that the Registrant files with, or submits to, the U.S. Securities Exchange Commission (the “SEC”) and in other public communications made by the Registrant; (3) compliance with applicable laws and governmental rules and regulations; (4) the prompt internal reporting to an appropriate person or persons identified in the Code of violations of the Code; and (5) accountability for adherence to the Code. As of the end of the period and related to the approval of a new investment adviser, the Registrant has adopted a new code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, which replaces the prior code of ethics. The Registrant has not granted any waivers from any provisions of the Code during the covered period. A copy of the Code is filed as Exhibit 12(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Fund’s Board of Trustees (the “Board”) has determined that the Fund has the following “audit committee financial expert “as defined in Item 3(b) of Form N-CSR serving on its Audit Committee: Mr. Richard D. Shirk. The audit committee financial expert is “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

For the fiscal year ended December 31, 2016, the aggregate audit fees billed for professional services rendered by Ernst & Young LLP (“E&Y”), the Registrant’s principal accountant, for the audit of the Registrant’s annual financial statements or services normally provided by E&Y in connection with the Registrant’s statutory and regulatory filings and engagements were $27,100. For the fiscal year ended December 31, 2015, the aggregate audit fees billed for professional services rendered by KPMG LLP (“KPMG”), the Registrant’s prior principal accountant, for the audit of the Registrant’s annual financial statements or services normally provided in connection with the Registrant’s statutory and regulatory filings and engagements were $20,800.

(b)	Audit-Related Fees

There were no fees billed either by E&Y for the fiscal year ended December 31, 2016 or KPMG for the fiscal year ended December 31, 2015, for assurance and related services that were reasonably related to the performance of the audit of the Registrant’s financial statements that were not reported under paragraph (a) of this Item.

(c)	Tax Fees

The aggregate tax fees billed for professional services rendered by E&Y for tax compliance, tax advice, and tax planning in the form of preparation of excise filings and income tax returns for the fiscal year ended December 31, 2016 were $7,680. There were no fees billed for professional services rendered by KPMG for tax compliance, tax advice, or tax planning for the fiscal year ended December 31, 2015.

(d)	All Other Fees

For the fiscal year ended December 31, 2016, there were no fees billed for professional services rendered by E&Y for products and services provided by E&Y to the Registrant, other than the services reported in paragraphs (a) through (c).

For the fiscal year ended December 31, 2016, the aggregate fees for professional services rendered by E&Y for products and services provided by E&Y to SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”) and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant that (i) relate directly to the operations and financial reporting of the Registrant and (ii) were pre-approved by the Registrant’s audit committee were approximately $7,777,372.

For the fiscal year ended December 31, 2015, there were no fees billed for professional services rendered by KPMG for products and services provided by KPMG to the Registrant, other than the services reported in paragraphs (a) through (c).

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

The Fund’s Audit Committee Charter states the following with respect to pre-approval procedures:

The Audit Committee shall have the following duties and powers:

•	To pre-approve engagements by a Fund’s independent auditor for non-audit services to be rendered to the Fund’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund;

•	To establish, if deemed necessary or appropriate as an alternative to Audit Committee pre-approval of services to be provided by the independent auditor as required by paragraph (b) above, policies and procedures to permit such services to be pre-approved by other means, such as by action of a designated member or members of the Audit Committee, subject to the requirement that the decision of any member to whom authority is delegated to pre-approve an activity shall be presented to the full Audit Committee at its next scheduled meeting;

Alternate Pre-Approval Procedure:

•	The Chairperson, or a Co-Chairperson, of the Audit Committee is authorized to pre-approve any engagement involving the Fund’s independent auditors to the same extent as the Audit Committee. Any pre-approval decision by the Chairperson, or a Co-Chairperson, under the foregoing authority shall be presented to the Audit Committee at its next scheduled meeting.

(e)(2) Percentages of Services

The percentage of services described in each of paragraphs (b) through (d) of this Item rendered by E&Y for the fiscal year ended December 31, 2016 that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X is as follows:

Audit Fees	100%
Audit-Related Fees	100%
Tax Fees	100%
All Other Fees	100%

There were no fees billed by KPMG for the fiscal year ended December 31, 2015 for audit related, tax or other services as indicated in paragraphs (b) through (d) of this Item.

(f)	Not applicable.

(g)	Total Fees Paid By Adviser and Certain Affiliates

For the fiscal year ended December 31, 2016, the aggregate non-audit fees billed by E&Y for services rendered to the Registrant and the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provided ongoing services to the Registrant were approximately $25,696,758. For the fiscal year ended December 31, 2015, the aggregate non-audit fees billed by KPMG for services rendered to the Registrant and the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provided ongoing services to the Registrant were $0.

(h)	Auditor Independence

On July 1, 2016, State Street Corporation acquired the asset management and advisory services business conducted by GE Asset Management Incorporated (“GEAM”), a wholly owned subsidiary of General Electric Company, and certain of its subsidiaries (the “Transaction”). In connection with the Transaction, Unitholders of the Fund voted to approve SSGA FM as investment adviser of the Fund, replacing GEAM.

In connection with the appointment of E&Y, a member firm of Ernst & Young Global Limited, as the independent auditor of the Fund for their fiscal year ended December 31, 2016, E&Y evaluated its independence and identified the following matters that are inconsistent with the auditor independence rules of the Securities and Exchange Commission (“SEC”). All of the lobbying services and project management services described below occurred prior to the consummation of the Transaction.

Lobbying services

During the audit period, E&Y was a registered lobbyist for the parent company of the former investment adviser to the Fund (the “parent company”) under the Lobbying Disclosure Act of 1995 and provided lobbying services on behalf of the parent company. The services primarily included lobbying efforts, on behalf of the parent company, relating to tax reform and to changes to the tax code or regulations affecting the parent company and its affiliates. The services did not relate to the asset management business of the Fund.

Project management services

During the audit period, E&Y was engaged to provide project management support to the parent company and one of its affiliates in relation to certain information technology programs. The services did not relate to the asset management business of the Fund.

Loan Rule

E&Y has identified one record holder (the “record holder”) of greater than 10% of the shares of State Street Institutional Income Fund (formerly known as GE Institutional Income Fund) and State Street Institutional Premier Growth Equity Fund (formerly known as GE Institutional Premier Growth Equity Fund) (each a series of State Street Institutional Funds (formerly known as (GE Institutional Funds)) (collectively, the “Two Funds”), with which E&Y and covered person professionals maintain lending relationships. These investments in the Two Funds are each held at an omnibus level by the record holder on behalf of its customers, who own the economic interest in the shares. There was one meeting of shareholders of the Two Funds during the audit period. At that meeting, shareholders voted on matters relating to the acquisition by State Street Corporation and its affiliates of substantially all of the asset management and advisory services business conducted by the former investment adviser to the Two Funds, including votes to (i) approve a new investment advisory and administration agreement with SSGA FM, (ii) elect the Trustees to the Board of Trustees, and (iii) approve manager-of-managers authority for SSGA FM with respect to the Two Funds. E&Y and SSGA FM, through discussion with the record holder, have determined that the record holder did not exercise discretionary authority over the shares it held in respect of any of those votes. E&Y believes that, while a lending arrangement with a record owner of greater than 10% of the shares is inconsistent with Rule 2-01(c)(1)(ii)(A) of Regulation S-X, the circumstances fall within the situations described in the relevant No Action Letter issued by the SEC Staff on June 20, 2016.

E&Y has reviewed the independence matters described above and the applicable guidance and has concluded that the services and relationship described above did not impair E&Y’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund under the SEC and Public Company Accounting Oversight Board standards for the fiscal year ended December 31, 2016. In light of the representations and determinations by E&Y, SSGA FM has determined that it shares that same belief.

The Audit Committee of the Board of the Fund has considered these independence matters and discussed these matters with E&Y and members of SSGA FM, and based on these discussions and the statements of SSGA FM and E&Y, the Audit Committee believes it was reasonable for it to accept the view of E&Y that E&Y was capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Fund in the specific circumstances described above.

Item 5. Audit Committee of Listed Registrants.

Not	applicable to the Registrant.

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable to the Registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The Board of Trustees approved an Amended and Restated Nominating Committee Charter (the “Charter”) by unanimous written consent on July 18, 2016. The Charter contains procedures related to how shareholders are to submit recommendations for Trustee candidates to the Fund. Those procedures are as follows:

Procedures for Shareholders to Submit Nominee Candidates

(As of February 13, 2014)

A shareholder of the Trust, or of any series thereof, if applicable, must follow the following procedures in order to submit properly a nominee recommendation for the Nominating Committee’s consideration.

1.	The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust.

2.	The Shareholder Recommendation must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than sixty (60) calendar days nor more than ninety (90) calendar days prior to the date of the Board or shareholder meeting at which the nominee candidate would be considered for election. Shareholder Recommendations will be kept on file for two years after receipt of the Shareholder Recommendation. A Shareholder Recommendation considered by the Nominating Committee in connection with the Nominating Committee’s nomination of any candidate(s) for appointment or election as an independent Trustee need not be considered again by the Nominating Committee in connection with any subsequent nomination(s).

3.	The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”), and the names and addresses of at least three professional references; (B) the number of all shares of the Trust (including the series and class, if applicable) owned of record or beneficially by the candidate, the date such shares were acquired and the investment intent of such acquisition(s), as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any applicable regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency with jurisdiction related to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder or any other applicable law or regulation; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient, in the discretion of the Board or the Nominating Committee, for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the number of all shares of the Trust (including the series and class, if applicable) owned beneficially and of record by the recommending shareholder; (v) a complete description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder including, without limitation, all direct and indirect compensation and other material monetary agreements, arrangements and understandings between the candidate and recommending shareholder during the past three years, and (vi) a brief description of the candidate’s relevant background and experience for membership on the Board, such as qualification as an audit committee financial expert.

4.	The Nominating Committee may require the recommending shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to paragraph 3 above or to determine the eligibility of the candidate to serve as a Trustee of the Trust or to satisfy applicable law. If the recommending shareholder fails to provide such other information in writing within seven days of receipt of a written request from the Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and the Nominating Committee will not be required to consider such candidate.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective to provide reasonable assurance that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this Form N-CSR filing that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is attached hereto.

(a)(2) Certifications of principal executive officer and principal financial and accounting officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(3) Not applicable to the Registrant.

(b) Certifications of principal executive officer and principal financial and accounting officer of the Registrant as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: ELFUN INCOME FUND

By:	/s/ Ellen M. Needham
Ellen M. Needham
President

Date:	March 10, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Ellen M. Needham
Ellen M. Needham
President (Principal Executive Officer)

Date:	March 10, 2017

By:	/s/ Bruce S. Rosenberg
Bruce S. Rosenberg
Treasurer (Principal Financial and Accounting Officer)

Date:	March 10, 2017